UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864


                            Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30, 2020


Date of reporting period:  July 1, 2019 through December 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                             Pioneer Bond Fund

--------------------------------------------------------------------------------
                             Semiannual Report | December 31, 2019
--------------------------------------------------------------------------------

                             Ticker Symbols:

                             Class A   PIOBX
                             Class C   PCYBX
                             Class K   PBFKX
                             Class R   PBFRX
                             Class Y   PICYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                         [LOGO]  Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          93

Notes to Financial Statements                                                102

Approval of Investment Management Agreement                                  118

Trustees, Officers and Service Providers                                     123

                              Pioneer Bond Fund | Semiannual Report | 12/31/19 1

President's Letter

Dear Shareholders,

As we enter 2020 and welcome a new decade, history has taught us the importance of taking a long-term horizon when investing, which has typically proven to be a prudent approach to generating solid returns over time. Since 1928, our investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management --that is, making active investment decisions -- can help mitigate the potential risks during periods of market volatility. In today's global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve interest-rate policy, oil price shocks, and political and geopolitical factors.

At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short and long term goals.

2 Pioneer Bond Fund | Semiannual Report | 12/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/19 3

Portfolio Management Discussion | 12/31/19

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond Fund during the six-month period ended December 31, 2019. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended December 31, 2019?

A Pioneer Bond Fund's Class A shares returned 2.56% at net asset value during the six-month period ended December 31, 2019, while the Fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 2.45%. During the same period, the average return of the 615 mutual funds in Morningstar's Intermediate Core-Plus Bond Funds Category was 2.33%.

Q How would you describe the investment environment in the fixed-income markets during the six-month period ended December 31, 2019?

A The period began last summer against the backdrop of an escalating U.S.-China trade war, which threatened an already fragile economic growth backdrop characterized by a global manufacturing recession. However, market sentiment improved on the expectation that the Federal Reserve
      (Fed) would implement one or more cuts in the benchmark federal funds rate before the end of 2019 to help offset any drag on the economy caused by trade disruptions. During the summer, the Fed implemented quarter-point rate cuts in both July and September. Treasury yields drifted lower through that time period, lending support to the performance of fixed-income assets in general.

      August and September saw periods when the yield curve became inverted, meaning that along some portion of the curve, yields for securities with longer maturities were lower than those for securities with shorter maturities. An inverted yield curve has often been viewed as foreshadowing a recession, and so that development brought uncertainty to the credit-sensitive markets.

4 Pioneer Bond Fund | Semiannual Report | 12/31/19

      The fourth quarter of 2019 (October through December) saw a cooling in bond market returns. The Fed continued its easing approach by implementing a third consecutive quarter-point rate cut at its October 30 meeting, leaving the federal funds target range between 1.50% and 1.75%. After the October rate cut, the Fed signaled that the move likely represented the end of its mid-cycle downward adjustment in rates. The yield curve steepened over the fourth quarter of the year as the Fed's easing of monetary policy appeared to have stabilized investor sentiment. The more credit-sensitive areas of the fixed-income market outperformed interest-rate sensitive investments over the final weeks of the 2019 calendar year on signs of stronger economic growth and an improved tone to the U.S./China trade negotiations.

      For the six-month period ended December 31, 2019, the investment-grade corporate bond market posted a positive return of 4.27%, while high-yield corporate bonds returned 3.98% (according to the Bloomberg Barclays U.S. Corporate Bond Index and Bloomberg Barclays U.S. Corporate High Yield Index, respectively). The performance of U.S. Treasuries was also positive for the six-month period, but returns trailed the performance of corporate credit. Securitized assets, including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial-mortgage backed securities
      (CMBS), delivered positive returns for the six-month period, while lagging the performance of both corporate and Treasury issues.

Q What factors influenced the Fund's performance relative to the Bloomberg Barclays Index during the six-month period ended December 31, 2019?

A Positive contributions to the Fund's benchmark-relative performance during the six-month period derived primarily from asset allocation, most notably a portfolio underweight to U.S. Treasuries. In addition, security selection was marginally additive to the Fund's returns relative to the Bloomberg Barclays Index.

      Our tactical shifts in the Fund's credit exposure throughout the six-month period contributed positively to benchmark-relative performance. A portfolio tilt toward lower-quality securities within corporate credit aided the Fund's relative returns; in particular, within investment-grade corporates, the energy issues held in the portfolio outperformed. The Fund's exposure to convertible securities was another positive contributor to benchmark-relative results, as the markets' risk appetite for equities and equity-related investments increased during the six-month period on optimism over the economy.

                              Pioneer Bond Fund | Semiannual Report | 12/31/19 5

      Performance of the Fund's allocations to securitized assets was mixed for the six-month period. Selection results were positive for the Fund versus the benchmark among holdings of pass-through MBS, as our focus on owning call-protected, specified pools was rewarded when prepayments on underlying loans accelerated with the decline in interest rates over much of the six-month period.

      Conversely, the Fund's overweights to ABS, CMBS, and collateralized mortgage obligations (CMOs) modestly constrained benchmark-relative performance.

      The Fund's approximate 5% allocation to Treasury Inflation-Protected Securities (TIPS) was another positive contributor to benchmark-relative performance for the six-month period as inflation expectations recovered towards the end of 2019. A small portfolio position in floating-rate bank loans slightly aided the Fund's relative returns over the six-month period, as did the portfolio's exposure to insurance-linked securities.

      The portfolio's short-duration positioning compared with the Bloomberg Barclays Index slightly detracted from the Fund's benchmark-relative performance during the six-month period, as Treasury yields finished the period lower than where they began the period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q Did the Fund have any exposure to derivative securities during the six-month period ended December 31, 2019? If so, did the derivatives have any material impact on performance?

A Yes, we invested the portfolio in Treasury futures and credit-default swaps during the six-month period. We invest in Treasury futures as part of our duration-management strategy for the Fund. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. We invest in credit-default swaps to either gain or reduce portfolio exposure to corporate bonds very quickly, as cash-bond transactions take a little more time to settle. The use of derivatives did not materially impact the Fund's performance, as they were used as hedging instruments.

6 Pioneer Bond Fund | Semiannual Report | 12/31/19

Q What factors affected the Fund's yield, or distributions to shareholders, during the six-month period ended December 31, 2019?

A The overall decline in Treasury yields contributed to a lowering of the Fund's distributions* over the six-month period, as did the tightening of credit spreads. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q     What is your investment outlook and how is the Fund currently positioned?

A We remain comfortable with a more or less neutral portfolio weighting to corporate credit. Based on historical averages, credit valuations are relatively tight. At the same time, the asset class has continued to receive support from the accommodative direction of global central banks, including the Fed, while the risks to economic growth from an uncontrolled trade war seem to have receded. As a result, we do not view current valuations as extreme, given our expectations for a continued low default rate. We see near-term performance of corporate credit as most likely to be driven by the coupon component of return as opposed to further spread-tightening.

      Under conditions featuring tight spreads, market jitters over any sign of recession, and elevated geopolitical uncertainty, we expect to see performance dispersion among individual issuers within corporate credit. As a result, we view security selection as being of heightened importance in the current environment. In that vein, we have become more cautious on investment-grade corporate credit outside of the banking sector. While not extreme, valuations are not inexpensive following the rally of early 2019, and as the use of leverage to finance share buybacks and mergers and acquisitions has risen, so has the risk of companies in the BBB-quality range being downgraded to high-yield status. One area of focus for us in managing the Fund is the subordinated debt of systemically significant banks in core Europe, as we believe the category presents a favorable risk/return profile.

*     Distributions are not guaranteed.

                              Pioneer Bond Fund | Semiannual Report | 12/31/19 7

      On balance, we are most positive on securitized assets, where valuations are less extended and a healthy consumer has continued to support fundamentals. More broadly, unlike with the corporate sector, the quality of securitized assets typically is not as vulnerable to a cyclical increase in the use of leverage. In particular, we view residential MBS
      (RMBS) as attractive, due to a number of factors. For example, housing is in historically short supply, which has been helping to drive up valuations for underlying MBS collateral, while unemployment has remained low and consumer balance sheets are sound in aggregate. In broad terms, we have maintained significant Fund exposure overall to assets such as agency MBS, which feature a high degree of liquidity.

      Our goal is to position the Fund's portfolio in such a way that we are able to take advantage of any opportunities to add credit exposure, especially if those opportunities are created by market volatility that is disconnected from economic fundamentals.

Please refer to the Schedule of Investments on pages 19-92 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

8 Pioneer Bond Fund | Semiannual Report | 12/31/19

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                              Pioneer Bond Fund | Semiannual Report | 12/31/19 9

Portfolio Summary | 12/31/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                            29.2%
Collateralized Mortgage Obligations                                        25.5%
U.S. Government and Agency Obligations                                     25.3%
Asset Backed Securities                                                    14.8%
Insurance-Linked Securities                                                 3.1%
Senior Secured Floating Rate Loan Interests                                 1.5%
Foreign Government Bond                                                     0.2%
Municipal Bonds                                                             0.2%
Convertible Preferred Stock                                                 0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                       1.38%
----------------------------------------------------------------------------------------------------
 2. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                       1.17
----------------------------------------------------------------------------------------------------
 3. U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                     1.13
----------------------------------------------------------------------------------------------------
 4. U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                                       0.95
----------------------------------------------------------------------------------------------------
 5. Government National Mortgage Association II, 4.5%, 8/20/49                                 0.67
----------------------------------------------------------------------------------------------------
 6. Mill City Mortgage Loan Trust, Series 2018-4, Class A1B, 3.5%, 4/25/66 (144A)              0.48
----------------------------------------------------------------------------------------------------
 7. Federal Home Loan Mortgage Corp., 3.0%, 11/1/49                                            0.48
----------------------------------------------------------------------------------------------------
 8. Government National Mortgage Association II, 4.5%, 7/20/49                                 0.44
----------------------------------------------------------------------------------------------------
 9. Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                      0.43
----------------------------------------------------------------------------------------------------
10. Federal Home Loan Mortgage Corp., 4.0%, 7/1/49                                             0.42
----------------------------------------------------------------------------------------------------

      * Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Bond Fund | Semiannual Report | 12/31/19

Prices and Distributions | 12/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class               12/31/19                      6/30/19
--------------------------------------------------------------------------------
         A                    $9.88                        $9.79
--------------------------------------------------------------------------------
         C                    $9.77                        $9.68
--------------------------------------------------------------------------------
         K                    $9.87                        $9.78
--------------------------------------------------------------------------------
         R                    $9.97                        $9.88
--------------------------------------------------------------------------------
         Y                    $9.79                        $9.70
--------------------------------------------------------------------------------

Distributions per Share: 7/1/19-12/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment        Short-Term          Long-Term
        Class          Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
         A            $0.1581              $ --                $ --
--------------------------------------------------------------------------------
         C            $0.1252              $ --                $ --
--------------------------------------------------------------------------------
         K            $0.1830              $ --                $ --
--------------------------------------------------------------------------------
         R            $0.1484              $ --                $ --
--------------------------------------------------------------------------------
         Y            $0.1764              $ --                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 11

Performance Update | 12/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Bond Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2019)
---------------------------------------------------
                                     Bloomberg
              Net       Public       Barclays U.S.
              Asset     Offering     Aggregate
              Value     Price        Bond
Period        (NAV)     (POP)        Index
---------------------------------------------------
10 years      4.53%     4.05%        3.75%
5 years       3.20      2.26         3.05
1 year        8.94      4.03         8.72
---------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.84%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/09                   $ 9,550                 $10,000
12/10                   $10,452                 $10,654
12/11                   $10,982                 $11,490
12/12                   $11,933                 $11,974
12/13                   $11,991                 $11,732
12/14                   $12,701                 $12,431
12/15                   $12,700                 $12,500
12/16                   $13,230                 $12,831
12/17                   $13,772                 $13,285
12/18                   $13,651                 $13,287
12/19                   $14,871                 $14,445

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Bond Fund | Semiannual Report | 12/31/19

Performance Update | 12/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2019)
---------------------------------------------------
                                     Bloomberg
                                     Barclays U.S.
                                     Aggregate
              If        If           Bond
Period        Held      Redeemed     Index
---------------------------------------------------
10 years      3.69%     3.69%        3.75%
5 years       2.46      2.46         3.05
1 year        8.18      8.18         8.72
---------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.49%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/09                   $10,000                 $10,000
12/10                   $10,840                 $10,654
12/11                   $11,293                 $11,490
12/12                   $12,295                 $11,974
12/13                   $12,108                 $11,732
12/14                   $12,721                 $12,431
12/15                   $12,619                 $12,500
12/16                   $13,052                 $12,831
12/17                   $13,488                 $13,285
12/18                   $13,278                 $13,287
12/19                   $14,364                 $14,445

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 13

Performance Update | 12/31/19                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2019)
---------------------------------------------------
                            Bloomberg
                  Net       Barclays U.S.
                  Asset     Aggregate
                  Value     Bond
Period            (NAV)     Index
---------------------------------------------------
10 years          4.80%     3.75%
5 years           3.63      3.05
1 year            9.35      8.72
---------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.34%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/09                   $5,000,000              $5,000,000
12/10                   $5,472,005              $5,327,086
12/11                   $5,749,936              $5,744,826
12/12                   $6,242,051              $5,986,961
12/13                   $6,297,775              $5,865,804
12/14                   $6,684,281              $6,215,740
12/15                   $6,716,093              $6,249,924
12/16                   $7,023,407              $6,415,389
12/17                   $7,339,264              $6,642,611
12/18                   $7,304,169              $6,643,366
12/19                   $7,987,355              $7,222,448

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Bond Fund | Semiannual Report | 12/31/19

Performance Update | 12/31/19                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2019)
---------------------------------------------------
                            Bloomberg
                 Net        Barclays U.S.
                 Asset      Aggregate
                 Value      Bond
Period           (NAV)      Index
---------------------------------------------------
10 years         4.20%      3.75%
5 years          2.95       3.05
1 year           8.62       8.72
---------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.09%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/09                   $10,000                 $10,000
12/10                   $10,908                 $10,654
12/11                   $11,419                 $11,490
12/12                   $12,342                 $11,974
12/13                   $12,355                 $11,732
12/14                   $13,054                 $12,431
12/15                   $13,022                 $12,500
12/16                   $13,531                 $12,831
12/17                   $14,049                 $13,285
12/18                   $13,896                 $13,287
12/19                   $15,094                 $14,445

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 15

Performance Update | 12/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Bond Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index.

Average Annual Total Returns
(As of December 31, 2019)
---------------------------------------------------
                            Bloomberg
                 Net        Barclays U.S.
                 Asset      Aggregate
                 Value      Bond
Period           (NAV)      Index
---------------------------------------------------
10 years         4.80%      3.75%
5 years          3.52       3.05
1 year           9.28       8.72
---------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
0.46%
---------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                Bloomberg Barclays U.S.
                        Pioneer Bond Fund       Aggregate Bond Index
12/09                   $5,000,000              $5,000,000
12/10                   $5,487,667              $5,327,086
12/11                   $5,780,714              $5,744,826
12/12                   $6,291,035              $5,986,961
12/13                   $6,332,402              $5,865,804
12/14                   $6,724,638              $6,215,740
12/15                   $6,741,087              $6,249,924
12/16                   $7,043,060              $6,415,389
12/17                   $7,352,473              $6,642,611
12/18                   $7,313,752              $6,643,366
12/19                   $7,992,598              $7,222,448

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Bond Fund | Semiannual Report | 12/31/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from July 1, 2019 through December 31, 2019.

-------------------------------------------------------------------------------------------
Share Class                  A             C             K             R             Y
-------------------------------------------------------------------------------------------
Beginning                $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Account Value
on 7/1/19
-------------------------------------------------------------------------------------------
Ending Account           $1,025.60     $1,022.40     $1,028.20     $1,024.30     $1,027.80
Value (after
expenses)
on 12/31/19
-------------------------------------------------------------------------------------------
Expenses Paid                $4.23         $7.42         $1.68         $5.44         $2.24
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, 1.46%, 0.33%, 1.07%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2019 through December 31, 2019.

-------------------------------------------------------------------------------------------
Share Class                  A             C             K             R             Y
-------------------------------------------------------------------------------------------
Beginning                $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Account Value
on 7/1/19
-------------------------------------------------------------------------------------------
Ending Account           $1,020.96     $1,017.80     $1,023.48     $1,019.76     $1,022.92
Value (after
expenses)
on 12/31/19
-------------------------------------------------------------------------------------------
Expenses Paid                $4.22         $7.41         $1.68         $5.43         $2.24
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, 1.46%, 0.33%, 1.07%, and 0.44% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18 Pioneer Bond Fund | Semiannual Report | 12/31/19

Schedule of Investments | 12/31/19 (unaudited)

---------------------------------------------------------------------------------------------------------------------
Shares                                                                                                 Value
---------------------------------------------------------------------------------------------------------------------
                               UNAFFILIATED ISSUERS -- 99.4%
                               CONVERTIBLE PREFERRED STOCK -- 0.2%
                               of Net Assets
                               Banks -- 0.2%
        9,656(a)               Wells Fargo & Co., 7.5%                                                 $   14,001,200
                                                                                                       --------------
                               Total Banks                                                             $   14,001,200
---------------------------------------------------------------------------------------------------------------------
                               TOTAL CONVERTIBLE PREFERRED STOCK
                               (Cost $10,558,494)                                                      $   14,001,200
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- 14.6%
                               of Net Assets
      613,758(b)               321 Henderson Receivables I LLC, Series 2005-1A,
                               Class A1, 1.97% (1 Month USD LIBOR +
                               23 bps), 11/15/40 (144A)                                                $      597,677
      500,000                  321 Henderson Receivables III LLC, Series 2008-1A,
                               Class B, 8.37%, 1/15/46 (144A)                                                 614,378
    2,000,000(b)               522 Funding Clo I, Ltd., Series 2019-1A, Class D, 0.0%
                               (3 Month USD LIBOR + 420 bps), 1/15/33 (144A)                                2,003,742
   12,500,000                  A10 Bridge Asset Financing LLC, Series 2019-B,
                               Class A1, 3.085%, 8/15/40 (144A)                                            12,420,552
      161,726                  ACC Trust, Series 2018-1, Class A, 3.7%,
                               12/21/20 (144A)                                                                161,832
    4,300,000                  Access Point Funding I LLC, Series 2017-A, Class B,
                               3.97%, 4/15/29 (144A)                                                        4,314,162
    4,000,000                  American Credit Acceptance Receivables Trust, Series
                               2019-2, Class E, 4.29%, 6/12/25 (144A)                                       4,049,502
      800,000                  Amur Equipment Finance Receivables V LLC, Series
                               2018-1A, Class C, 3.74%, 4/22/24 (144A)                                        810,409
    1,249,999                  Amur Equipment Finance Receivables V LLC, Series
                               2018-1A, Class D, 3.98%, 4/22/24 (144A)                                      1,267,600
    1,675,000                  Amur Equipment Finance Receivables VI LLC, Series
                               2018-2A, Class C, 4.27%, 1/20/23 (144A)                                      1,729,128
    5,784,000                  Amur Equipment Finance Receivables VI LLC, Series
                               2018-2A, Class D, 4.45%, 6/20/23 (144A)                                      5,961,112
    3,833,000                  Amur Equipment Finance Receivables VII LLC, Series
                               2019-1A, Class B, 2.8%, 3/20/25 (144A)                                       3,845,734
    2,676,000                  Amur Equipment Finance Receivables VII LLC, Series
                               2019-1A, Class E, 4.47%, 3/20/25 (144A)                                      2,684,226
    5,900,000                  Aqua Finance Trust, Series 2019-A, Class C, 4.01%,
                               7/16/40 (144A)                                                               5,883,498
    7,000,000                  Arivo Acceptance Auto Loan Receivables Trust, Series
                               2019-1, Class B, 3.37%, 6/15/25 (144A)                                       6,940,472
    1,100,000                  Ascentium Equipment Receivables Trust, Series
                               2018-1A, Class D, 3.99%, 12/11/23 (144A)                                     1,128,911
    1,750,000                  Avid Automobile Receivables Trust, Series 2018-1,
                               Class B, 3.85%, 7/15/24 (144A)                                               1,763,994

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    2,000,000                  Avid Automobile Receivables Trust, Series 2019-1,
                               Class C, 3.14%, 7/15/26 (144A)                                          $    1,992,910
    4,434,942(c)               Bayview Koitere Fund Trust, Series 2017-RT4, Class A,
                               3.5%, 7/28/57 (144A)                                                         4,510,937
    3,001,551(c)               Bayview Opportunity Master Fund IVa Trust, Series
                               2017-RT1, Class A1, 3.0%, 3/28/57 (144A)                                     3,023,714
    1,416,000                  BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%,
                               8/21/23 (144A)                                                               1,438,103
        2,059(b)               Bear Stearns Asset Backed Securities Trust, Series
                               2006-SD2, Class A3, 2.282% (1 Month USD LIBOR +
                               49 bps), 6/25/36                                                                 2,057
    2,000,000(b)               Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
                               Class E, 0.0% (3 Month USD LIBOR + 702 bps),
                               1/15/33 (144A)                                                               1,970,000
      794,182                  BXG Receivables Note Trust, Series 2015-A, Class A,
                               2.88%, 5/2/30 (144A)                                                           791,734
    2,500,000(b)               Carlyle US CLO, Ltd., Series 2019-4A, Class C, 0.0%
                               (3 Month USD LIBOR + 400 bps), 1/15/33 (144A)                                2,500,000
    8,723,407(c)               Cascade MH Asset Trust, Series 2019-MH1, Class A,
                               4.0%, 11/25/44 (144A)                                                        8,723,095
    3,498,616                  Cazenovia Creek Funding II LLC, Series 2018-1A,
                               Class A, 3.561%, 7/15/30 (144A)                                              3,518,554
    8,600,000                  CIG Auto Receivables Trust, Series 2019-1A, Class B,
                               3.59%, 8/15/24 (144A)                                                        8,729,552
    1,036,817(b)               Commonbond Student Loan Trust, Series 2017-BGS,
                               Class A2, 2.442% (1 Month USD LIBOR +
                               65 bps), 9/25/42 (144A)                                                      1,024,660
    1,463,364                  Conn's Receivables Funding LLC, Series 2019-A,
                               Class A, 3.4%, 10/16/23 (144A)                                               1,473,122
    4,790,000                  Conn's Receivables Funding LLC, Series 2019-B,
                               Class B, 3.62%, 6/17/24 (144A)                                               4,790,900
    7,600,000                  Continental Credit Card ABS LLC, Series 2019-1A,
                               Class A, 3.83%, 8/15/26 (144A)                                               7,654,686
    3,000,000                  CoreVest American Finance Trust, Series 2017-1,
                               Class C, 3.756%, 10/15/49 (144A)                                             3,024,771
    1,679,585                  Diamond Resorts Owner Trust, Series 2019-1A,
                               Class B, 3.53%, 2/20/32 (144A)                                               1,678,399
    9,300,000                  Domino's Pizza Master Issuer LLC, Series 2019-1A,
                               Class A2, 3.668%, 10/25/49 (144A)                                            9,301,581
      237,654(b)               DRB Prime Student Loan Trust, Series 2016-B,
                               Class A1, 3.592% (1 Month USD LIBOR + 180 bps),
                               6/25/40 (144A)                                                                 241,231
    2,122,357                  Drive Auto Receivables Trust, Series 2018-1, Class C,
                               3.22%, 3/15/23                                                               2,127,107
    4,000,000                  Drive Auto Receivables Trust, Series 2019-1, Class C,
                               3.78%, 4/15/25                                                               4,068,948
       37,925(b)               Drug Royalty II LP 2, Series 2014-1, Class A1, 5.153%
                               (3 Month USD LIBOR + 285 bps), 7/15/23 (144A)                                   37,944

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    4,500,000                  Elm Trust, Series 2018-2A, Class A2, 4.605%,
                               10/20/27 (144A)                                                         $    4,521,449
    1,300,000                  Engs Commercial Finance Trust, Series 2016-1A,
                               Class B, 3.45%, 3/22/22 (144A)                                               1,305,938
    1,900,000                  Engs Commercial Finance Trust, Series 2016-1A,
                               Class D, 5.22%, 1/22/24 (144A)                                               1,908,299
    4,000,000                  ExteNet LLC, Series 2019-1A, Class C, 5.219%,
                               7/26/49 (144A)                                                               4,018,357
    1,701,335                  FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
                               2/18/31 (144A)                                                               1,708,544
    2,093,951                  FCI Funding LLC, Series 2019-1A, Class B, 0.0%,
                               2/18/31 (144A)                                                               2,102,857
   10,392,610                  Finance of America Structured Securities Trust, Series
                               2019-A, Class JR2, 0.0%, 3/25/69                                            10,733,399
    3,000,000(c)               Finance of America Structured Securities Trust, Series
                               2019-HB1, Class M2, 3.676%, 4/25/29 (144A)                                   3,001,500
    1,700,000(c)               Finance of America Structured Securities Trust, Series
                               2019-HB1, Class M3, 3.813%, 4/25/29 (144A)                                   1,722,100
   21,836,990                  Finance of America Structured Securities Trust, Series
                               2019-JR3, Class JR2, 2.0%, 9/25/69                                          21,946,495
    4,500,000(b)               First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
                               0.0% (3 Month USD LIBOR + 435 bps),
                               1/20/33 (144A)                                                               4,451,841
    1,000,000(b)               First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
                               0.0% (3 Month USD LIBOR + 770 bps),
                               1/20/33 (144A)                                                                 929,409
    1,140,000                  Ford Credit Auto Owner Trust, Series 2018-2, Class A,
                               3.47%, 1/15/30 (144A)                                                        1,190,331
    3,750,000                  Foundation Finance Trust, Series 2019-1A, Class B,
                               4.22%, 11/15/34 (144A)                                                       3,870,027
    4,200,000                  Four Seas LP, Series 2017-1A, Class A2, 5.927%,
                               8/28/27 (144A)                                                               4,184,086
    1,750,000                  Foursight Capital Automobile Receivables Trust, Series
                               2019-1, Class D, 3.27%, 6/16/25 (144A)                                       1,769,767
    5,080,000                  Genesis Sales Finance Master Trust, Series 2019-AA,
                               Class A, 4.68%, 8/20/23 (144A)                                               5,171,119
    6,000,000                  GLS Auto Receivables Issuer Trust, Series 2019-1A,
                               Class C, 3.87%, 12/16/24 (144A)                                              6,141,678
       10,141(d)               GMAT Trust, Series 2013-1A, Class A, 6.967%,
                               11/25/43 (144A)                                                                 10,139
    4,390,000(b)               Goldentree Loan Management US CLO 6, Ltd.,
                               Series 2019-6A, Class D, 5.607% (3 Month USD
                               LIBOR + 385 bps), 1/20/33 (144A)                                             4,389,851
    4,833,813                  Hardee's Funding LLC, Series 2018-1A, Class A2II,
                               4.959%, 6/20/48 (144A)                                                       4,947,987
    2,250,000(b)               Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                               5.215% (1 Month USD LIBOR + 350 bps),
                               4/10/30 (144A)                                                               2,256,385

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 21

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    1,850,000                  Hertz Fleet Lease Funding LP, Series 2018-1, Class C,
                               3.77%, 5/10/32 (144A)                                                   $    1,877,727
    2,800,000                  Hertz Fleet Lease Funding LP, Series 2018-1, Class D,
                               4.17%, 5/10/32 (144A)                                                        2,848,113
    4,296,000                  HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
                               8/20/44 (144A)                                                               4,296,730
    5,187,862(b)               Home Partners of America Trust, Series 2018-1,
                               Class A, 2.637% (1 Month USD LIBOR + 90 bps),
                               7/17/37 (144A)                                                               5,187,038
    3,713,964                  Home Partners of America Trust, Series 2019-1,
                               Class D, 3.406%, 9/17/39 (144A)                                              3,666,924
    5,015,826                  Home Partners of America Trust, Series 2019-2,
                               Class E, 3.32%, 10/19/39 (144A)                                              4,916,261
    5,250,000                  Horizon Funding, Series 2019-1A, Class A1, 4.21%,
                               9/15/27 (144A)                                                               5,249,562
      722,762                  Icon Brand Holdings LLC, Series 2012-1A, Class A,
                               4.229%, 1/25/43 (144A)                                                         510,088
      198,017                  Icon Brand Holdings LLC, Series 2013-1A, Class A2,
                               4.352%, 1/25/43 (144A)                                                         139,741
    3,650,000(b)               Invitation Homes Trust, Series 2018-SFR1, Class C,
                               2.987% (1 Month USD LIBOR + 125 bps), 3/17/37
                               (144A)                                                                       3,641,084
    4,730,000(b)               Invitation Homes Trust, Series 2018-SFR2, Class D,
                               3.19% (1 Month USD LIBOR + 145 bps),
                               6/17/37 (144A)                                                               4,735,880
    6,860,000(b)               Invitation Homes Trust, Series 2018-SFR3, Class D,
                               3.387% (1 Month USD LIBOR + 165 bps), 7/17/37
                               (144A)                                                                       6,883,490
    8,960,000(b)               Invitation Homes Trust, Series 2018-SFR3, Class E,
                               3.737% (1 Month USD LIBOR + 200 bps),
                               7/17/37 (144A)                                                               8,988,056
      313,510                  JG Wentworth XXII LLC, Series 2010-3A, Class A,
                               3.82%, 12/15/48 (144A)                                                         323,156
    3,842,043                  JG Wentworth XLI LLC, Series 2018-1A, Class A,
                               3.74%, 10/17/72 (144A)                                                       4,001,842
    6,411,263                  JG Wentworth XLIII LLC, Series 2019-1A, Class A,
                               3.82%, 8/17/71 (144A)                                                        6,707,606
    6,000,000                  Kabbage Funding LLC, Series 2019-1, Class A,
                               3.825%, 3/15/24 (144A)                                                       6,066,224
   14,500,000                  Kabbage Funding LLC, Series 2019-1, Class B,
                               4.071%, 3/15/24 (144A)                                                      14,642,722
    2,100,000                  LL ABS Trust, Series 2019-1A, Class B, 3.52%,
                               3/15/27 (144A)                                                               2,101,277
    6,000,000(b)               M360 LLC, Series 2019-CRE2, Class A, 3.14%
                               (1 Month USD LIBOR + 140 bps), 9/15/34 (144A)                                5,999,204
    3,750,000(b)               Madison Park Funding XXXVI, Ltd., Series 2019-36A,
                               Class D, 3.75% (3 Month USD LIBOR +
                               375 bps), 1/15/33 (144A)                                                     3,749,929

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    4,400,000(b)               Madison Park Funding XXXVI, Ltd., Series 2019-36A,
                               Class E, 7.25% (3 Month USD LIBOR +
                               725 bps), 1/15/33 (144A)                                                $    4,399,784
    1,710,525                  Marlette Funding Trust, Series 2018-3A, Class A,
                               3.2%, 9/15/28 (144A)                                                         1,713,846
    5,950,000                  Marlette Funding Trust, Series 2019-2A, Class C,
                               4.11%, 7/16/29 (144A)                                                        6,029,007
    1,750,000                  Marlin Receivables LLC, Series 2018-1A, Class C,
                               3.7%, 6/20/23 (144A)                                                         1,779,161
    8,726,000(c)               Mill City Mortgage Loan Trust, Series 2016-1,
                               Class B2, 3.971%, 4/25/57 (144A)                                             8,916,201
   11,444,359(c)               Mill City Mortgage Loan Trust, Series 2018-2,
                               Class M1, 3.75%, 5/25/58 (144A)                                             11,851,825
    9,467,816(c)               Mill City Mortgage Loan Trust, Series 2018-3,
                               Class M3, 3.25%, 8/25/58 (144A)                                              8,949,447
    6,582,000(c)               Mill City Mortgage Trust, Series 2015-1, Class B3,
                               3.812%, 6/25/56 (144A)                                                       6,180,429
    5,531,129                  Mosaic Solar Loan Trust, Series 2019-2A, Class A,
                               2.88%, 9/20/40 (144A)                                                        5,526,942
    2,540,000                  Mosaic Solar Loan Trust, Series 2019-2A, Class C,
                               4.35%, 9/20/40 (144A)                                                        2,539,514
    2,645,000(c)               Nationstar HECM Loan Trust, Series 2018-3A,
                               Class M3, 4.353%, 11/25/28 (144A)                                            2,685,106
    2,957,279(b)               Newtek Small Business Loan Trust, Series 2017-1,
                               Class A, 3.792% (1 Month USD LIBOR + 200 bps),
                               2/15/43 (144A)                                                               2,977,600
    3,000,000                  NFAS LLC, Series 2019-1, Class A, 4.172%,
                               8/15/24 (144A)                                                               3,019,740
    1,500,000                  NMEF Funding 2015-A LLC, Series 2019-A, Class B,
                               3.06%, 8/15/26 (144A)                                                        1,499,820
      720,000                  NMEF Funding 2015-A LLC, Series 2019-A, Class D,
                               4.39%, 8/15/26 (144A)                                                          717,302
    1,104,171(b)               NovaStar Mortgage Funding Trust, Series 2005-3,
                               Class M1, 2.467% (1 Month USD LIBOR +
                               68 bps), 1/25/36                                                             1,103,198
    2,237,366                  Orange Lake Timeshare Trust, Series 2019-A, Class A,
                               3.06%, 4/9/38 (144A)                                                         2,258,008
    5,898,556                  Orange Lake Timeshare Trust, Series 2019-A, Class D,
                               4.93%, 4/9/38 (144A)                                                         6,000,758
      359,970                  Oxford Finance Funding LLC, Series 2016-1A, Class A,
                               3.968%, 6/17/24 (144A)                                                         361,629
    3,000,000                  Oxford Finance Funding LLC, Series 2019-1A, Class B,
                               5.438%, 2/15/27 (144A)                                                       3,054,617
    5,500,000                  Perimeter Master Note Business Trust, Series 2019-2A,
                               Class B, 5.21%, 5/15/24 (144A)                                               5,498,900
    3,730,000                  Progress Residential Trust, Series 2017-SFR1, Class E,
                               4.261%, 8/17/34 (144A)                                                       3,802,183

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 23

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    6,180,000                  Progress Residential Trust, Series 2017-SFR2,
                               Class E, 4.142%, 12/17/34 (144A)                                        $    6,214,786
    3,250,000                  Progress Residential Trust, Series 2018-SFR2,
                               Class E, 4.656%, 8/17/35 (144A)                                              3,321,476
    5,810,000                  Progress Residential Trust, Series 2018-SFR3,
                               Class E, 4.873%, 10/17/35 (144A)                                             5,982,897
    8,370,000                  Progress Residential Trust, Series 2019-SFR2,
                               Class E, 4.142%, 5/17/36 (144A)                                              8,485,467
    2,000,000                  Purchasing Power Funding LLC, Series 2018-A,
                               Class A, 3.34%, 8/15/22 (144A)                                               2,002,937
    8,000,000                  Republic Finance Issuance Trust, Series 2019-A,
                               Class A, 3.43%, 11/22/27 (144A)                                              7,986,239
    2,000,000(c)               RMF Buyout Issuance Trust, Series 2019-1,
                               Class M3, 3.011%, 7/25/29 (144A)                                             2,001,274
    1,324,633                  SCF Equipment Leasing LLC, Series 2017-2A,
                               Class A, 3.41%, 12/20/23 (144A)                                              1,325,472
    2,250,000                  SCF Equipment Leasing LLC, Series 2018-1A,
                               Class C, 4.21%, 4/20/27 (144A)                                               2,258,898
    7,400,000                  SCF Equipment Leasing LLC, Series 2019-1A,
                               Class C, 3.92%, 11/20/26 (144A)                                              7,446,068
    3,000,000                  SCF Equipment Leasing LLC, Series 2019-2A,
                               Class A2, 2.47%, 4/20/26 (144A)                                              2,994,902
    7,350,000                  SCF Equipment Leasing LLC, Series 2019-2A,
                               Class C, 3.11%, 6/21/27 (144A)                                               7,340,704
    1,162,000                  Small Business Lending Trust, Series 2019-A,
                               Class B, 3.42%, 7/15/26 (144A)                                               1,158,378
    4,000,000(b)               Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
                               0.0% (3 Month USD LIBOR + 411 bps),
                               1/15/33 (144A)                                                               3,960,000
    4,100,000(b)               Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
                               0.0% (3 Month USD LIBOR + 762 bps),
                               1/15/33 (144A)                                                               3,977,000
   11,831,503                  SpringCastle Funding Asset-Backed Notes,
                               Series 2019-AA, Class A, 3.2%, 5/27/36 (144A)                               11,875,445
    1,465,000                  STORE Master Funding I LLC, Series 2015-1A,
                               Class A1, 3.75%, 4/20/45 (144A)                                              1,467,107
    3,200,000                  Tidewater Auto Receivables Trust, Series 2018-AA,
                               Class C, 3.84%, 11/15/24 (144A)                                              3,246,658
    1,078,000                  Tidewater Auto Receivables Trust, Series 2018-AA,
                               Class D, 4.3%, 11/15/24 (144A)                                               1,097,928
      362,555                  TLF National Tax Lien Trust, Series 2017-1A, Class B,
                               3.84%, 12/15/29 (144A)                                                         363,690
   12,500,000(c)               Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
                               3.799%, 11/25/60 (144A)                                                     12,497,699
    6,000,000(c)               Towd Point Mortgage Trust, Series 2015-6, Class B1,
                               4.022%, 4/25/55 (144A)                                                       6,387,100
    9,700,000(c)               Towd Point Mortgage Trust, Series 2016-1, Class B1,
                               4.286%, 2/25/55 (144A)                                                      10,398,541

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    9,750,000(c)               Towd Point Mortgage Trust, Series 2016-2, Class B2,
                               3.552%, 8/25/55 (144A)                                                  $    9,744,290
   13,750,000(c)               Towd Point Mortgage Trust, Series 2016-3, Class B1,
                               4.143%, 4/25/56 (144A)                                                      14,525,372
    9,000,000(c)               Towd Point Mortgage Trust, Series 2016-4, Class B1,
                               4.023%, 7/25/56 (144A)                                                       9,431,048
   14,130,000(c)               Towd Point Mortgage Trust, Series 2016-4, Class M1,
                               3.25%, 7/25/56 (144A)                                                       14,254,802
    6,000,000(c)               Towd Point Mortgage Trust, Series 2016-5, Class M2,
                               3.375%, 10/25/56 (144A)                                                      6,016,624
   18,130,000(c)               Towd Point Mortgage Trust, Series 2017-1, Class B2,
                               3.988%, 10/25/56 (144A)                                                     18,388,405
    8,250,000(c)               Towd Point Mortgage Trust, Series 2017-2, Class B2,
                               4.178%, 4/25/57 (144A)                                                       8,592,750
   12,600,000(c)               Towd Point Mortgage Trust, Series 2017-2, Class M2,
                               3.75%, 4/25/57 (144A)                                                       13,020,433
   13,920,000(c)               Towd Point Mortgage Trust, Series 2017-4, Class B1,
                               3.623%, 6/25/57 (144A)                                                      14,207,635
   23,000,000(c)               Towd Point Mortgage Trust, Series 2017-4, Class M2,
                               3.25%, 6/25/57 (144A)                                                       22,980,590
   20,071,000(c)               Towd Point Mortgage Trust, Series 2017-6, Class A2,
                               3.0%, 10/25/57 (144A)                                                       20,152,549
    7,000,000(c)               Towd Point Mortgage Trust, Series 2017-6, Class M1,
                               3.25%, 10/25/57 (144A)                                                       7,060,176
   14,500,000(c)               Towd Point Mortgage Trust, Series 2017-6, Class M2,
                               3.25%, 10/25/57 (144A)                                                      14,389,134
    5,161,000(c)               Towd Point Mortgage Trust, Series 2018-1, Class B1,
                               4.026%, 1/25/58 (144A)                                                       5,272,154
   19,865,000(c)               Towd Point Mortgage Trust, Series 2018-2, Class A2,
                               3.5%, 3/25/58 (144A)                                                        20,204,948
    3,250,000(c)               Towd Point Mortgage Trust, Series 2018-3, Class A2,
                               3.875%, 5/25/58 (144A)                                                       3,394,770
   16,185,000(c)               Towd Point Mortgage Trust, Series 2018-3, Class M2,
                               3.875%, 5/25/58 (144A)                                                      16,461,194
    9,000,000(c)               Towd Point Mortgage Trust, Series 2018-5, Class A1B,
                               3.25%, 7/25/58 (144A)                                                        9,196,061
    6,637,348(c)               Towd Point Mortgage Trust, Series 2018-SJ1, Class A1,
                               4.0%, 10/25/58 (144A)                                                        6,683,729
    3,151,569(c)               Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
                               5.0%, 10/25/58 (144A)                                                        3,137,864
   22,685,000(c)               Towd Point Mortgage Trust, Series 2019-2, Class A2,
                               3.75%, 12/25/58 (144A)                                                      23,772,351
   10,150,000(c)               Towd Point Mortgage Trust, Series 2019-3, Class M1,
                               4.25%, 2/25/59 (144A)                                                       10,837,199
   13,515,000(b)               Towd Point Mortgage Trust, Series 2019-HY2, Class A2,
                               3.192% (1 Month USD LIBOR + 140 bps),
                               5/25/58 (144A)                                                              13,668,768

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 25

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
   10,623,420(c)               Towd Point Mortgage Trust, Series 2019-HY2, Class XA,
                               5.0%, 5/25/58 (144A)                                                    $   10,609,028
    5,614,000(b)               Towd Point Mortgage Trust, Series 2019-HY3, Class A2,
                               3.092% (1 Month USD LIBOR + 130 bps),
                               10/25/59 (144A)                                                              5,654,369
    8,337,975(c)               Towd Point Mortgage Trust, Series 2019-MH1, Class A1,
                               3.0%, 11/25/58 (144A)                                                        8,376,830
    5,022,154(c)               Towd Point Mortgage Trust, Series 2019-SJ1, Class A1,
                               3.75%, 11/25/58 (144A)                                                       5,052,481
   14,550,000(c)               Towd Point Mortgage Trust, Series 2019-SJ3, Class A2,
                               3.0%, 11/25/59 (144A)                                                       14,570,035
    3,000,000(b)               Trafigura Securitisation Finance Plc, Series 2017-1A,
                               Class A1, 2.59% (1 Month USD LIBOR +
                               85 bps), 12/15/20 (144A)                                                     3,001,437
    8,500,000                  Tricon American Homes Trust, Series 2017-SFR2,
                               Class B, 3.275%, 1/17/36 (144A)                                              8,559,414
    9,411,000                  Tricon American Homes Trust, Series 2019-SFR1,
                               Class A, 2.75%, 3/17/38 (144A)                                               9,428,815
    1,250,000                  United Auto Credit Securitization Trust, Series 2019-1,
                               Class D, 3.47%, 8/12/24 (144A)                                               1,263,112
    2,125,000                  United Auto Credit Securitization Trust, Series 2019-1,
                               Class E, 4.29%, 8/12/24 (144A)                                               2,147,694
       26,395                  United States Small Business Administration,
                               6.14%, 1/1/22                                                                   26,894
      141,986                  United States Small Business Administration, Series
                               2005-20B, Class 1, 4.625%, 2/1/25                                              147,861
      130,206                  United States Small Business Administration, Series
                               2005-20E, Class 1, 4.84%, 5/1/25                                               136,173
      194,740                  United States Small Business Administration, Series
                               2008-20D, Class 1, 5.37%, 4/1/28                                               208,927
      203,178                  United States Small Business Administration, Series
                               2008-20H, Class 1, 6.02%, 8/1/28                                               219,267
      124,768                  United States Small Business Administration, Series
                               2008-20J, Class 1, 5.63%, 10/1/28                                              134,627
      111,906                  United States Small Business Administration, Series
                               2008-20L, Class 1, 6.22%, 12/1/28                                              122,383
       49,720                  United States Small Business Administration, Series
                               2009-20A, Class 1, 5.72%, 1/1/29                                                53,732
      120,029                  United States Small Business Administration, Series
                               2009-20I, Class 1, 4.2%, 9/1/29                                                126,067
    2,450,000                  US Auto Funding LLC, Series 2019-1A, Class B,
                               3.99%, 12/15/22 (144A)                                                       2,480,819
      446,835                  Welk Resorts LLC, Series 2015-AA, Class A, 2.79%,
                               6/16/31 (144A)                                                                 447,154
    1,648,773                  Welk Resorts LLC, Series 2017-AA, Class B, 3.41%,
                               6/15/33 (144A)                                                               1,656,408
    2,284,236                  Welk Resorts LLC, Series 2019-AA, Class C, 3.34%,
                               6/15/38 (144A)                                                               2,296,832

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               ASSET BACKED SECURITIES -- (continued)
    1,096,421                  Welk Resorts LLC, Series 2019-AA, Class D, 4.03%,
                               6/15/38 (144A)                                                          $    1,102,356
      989,869                  Westgate Resorts LLC, Series 2016-1A, Class B,
                               4.5%, 12/20/28 (144A)                                                          990,100
      811,116                  Westgate Resorts LLC, Series 2017-1A, Class A,
                               3.05%, 12/20/30 (144A)                                                         814,268
    4,786,154                  Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
                               12/20/31 (144A)                                                              4,833,578
    3,870,000                  Westlake Automobile Receivables Trust, Series
                               2018-3A, Class E, 4.9%, 12/15/23 (144A)                                      3,992,306
    2,900,000                  Westlake Automobile Receivables Trust, Series
                               2019-3A, Class E, 3.59%, 3/17/25 (144A)                                      2,903,920
    2,333,632                  WRG Debt Funding II LLC, Series 2017-1, Class A,
                               4.458%, 3/15/26 (144A)                                                       2,333,632
----------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSET BACKED SECURITIES
                               (Cost $892,709,043)                                                     $  901,354,194
----------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               25.2% of Net Assets
    3,190,000                  A10 Term Asset Financing LLC, Series 2017-1A,
                               Class B, 3.15%, 3/15/36 (144A)                                          $    3,190,347
       16,492(b)               Alternative Loan Trust, Series 2003-14T1, Class A9,
                               2.242% (1 Month USD LIBOR + 45 bps), 8/25/18                                    16,492
    2,800,000                  American Homes 4 Rent, Series 2014-SFR3, Class C,
                               4.596%, 12/17/36 (144A)                                                      2,962,814
      700,000                  American Homes 4 Rent, Series 2014-SFR3, Class D,
                               5.04%, 12/17/36 (144A)                                                         748,219
    1,300,000                  American Homes 4 Rent Trust, Series 2015-SFR1,
                               Class C, 4.11%, 4/17/52 (144A)                                               1,347,455
    2,320,000(c)               Angel Oak Mortgage Trust I LLC, Series 2019-1,
                               Class M1, 4.5%, 11/25/48 (144A)                                              2,386,493
    6,700,000(c)               Angel Oak Mortgage Trust I LLC, Series 2019-2,
                               Class M1, 4.065%, 3/25/49 (144A)                                             6,820,791
    3,500,000(c)               BAMLL Commercial Mortgage Securities Trust, Series
                               2016-FR14, Class A, 2.949%, 2/27/48 (144A)                                   3,493,929
    7,460,000                  BANK, Series 2017-BNK5, Class AS,
                               3.624%, 6/15/60                                                              7,829,907
   10,350,000                  BANK, Series 2017-BNK7, Class AS,
                               3.748%, 9/15/60                                                             10,997,588
    4,034,403(d)(e)            Bayview Commercial Asset Trust, Series 2007-2A,
                               Class IO, 0.0%, 7/25/37 (144A)                                                      --
    5,678,056(c)               Bayview Opportunity Master Fund IVb Trust, Series
                               2017-RT2, Class A, 3.5%, 8/28/57 (144A)                                      5,743,431
    2,477,619(c)               Bayview Opportunity Master Fund IVb Trust, Series
                               2017-SPL4, Class A, 3.5%, 1/28/55 (144A)                                     2,505,357
    1,179,385(b)               Bellemeade Re, Ltd., Series 2017-1, Class M1,
                               3.492% (1 Month USD LIBOR + 170 bps),
                               10/25/27 (144A)                                                              1,181,962

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 27

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    4,948,048(b)               Bellemeade Re, Ltd., Series 2018-1A, Class M1B,
                               3.392% (1 Month USD LIBOR + 160 bps),
                               4/25/28 (144A)                                                          $    4,954,806
    5,430,000(b)               Bellemeade Re, Ltd., Series 2018-2A, Class M1B,
                               3.142% (1 Month USD LIBOR + 135 bps),
                               8/25/28 (144A)                                                               5,443,680
    6,720,000(b)               Bellemeade Re, Ltd., Series 2018-3A, Class M1B,
                               3.642% (1 Month USD LIBOR + 185 bps),
                               10/25/28 (144A)                                                              6,732,738
    5,250,000(b)               Bellemeade Re, Ltd., Series 2018-3A, Class M2,
                               4.542% (1 Month USD LIBOR + 275 bps),
                               10/25/28 (144A)                                                              5,308,955
    4,530,000(b)               Bellemeade Re, Ltd., Series 2019-1A, Class M1B,
                               3.542% (1 Month USD LIBOR + 175 bps),
                               3/25/29 (144A)                                                               4,519,378
    4,060,000(b)               Bellemeade Re, Ltd., Series 2019-1A, Class M2,
                               4.492% (1
                               Month USD LIBOR + 270 bps), 3/25/29 (144A)                                   4,075,868
    7,000,000                  Benchmark Mortgage Trust, Series 2018-B2, Class A4,
                               3.615%, 2/15/51                                                              7,489,046
    4,200,000                  Benchmark Mortgage Trust, Series 2018-B5, Class A3,
                               3.944%, 7/15/51                                                              4,607,891
    7,400,000                  Benchmark Mortgage Trust, Series 2018-B8, Class A4,
                               3.963%, 1/15/52                                                              8,147,230
    7,725,000                  Benchmark Mortgage Trust, Series 2019-B14,
                               Class AS, 3.352%, 12/15/62                                                   7,986,662
    4,700,000(b)               BTH-13 Mortgage Backed Securities Trust, Series
                               2018-13, Class A, 4.209% (1 Month USD LIBOR +
                               250 bps), 8/18/21 (144A)                                                     4,705,204
   18,960,000                  BX Trust, Series 2019-OC11, Class A, 3.202%,
                               12/9/41 (144A)                                                              19,500,976
    4,326,000                  Cantor Commercial Real Estate Lending, Series
                               2019-CF1, Class D, 3.0%, 5/15/52 (144A)                                      3,859,810
    3,596,884(c)               Cascade Funding Mortgage Trust, Series 2018-RM2,
                               Class A, 4.0%, 10/25/68 (144A)                                               3,690,290
    3,138,201(c)               Cascade Funding Mortgage Trust, Series 2018-RM2,
                               Class C, 4.0%, 10/25/68 (144A)                                               3,085,401
    3,250,000                  CCRESG Commercial Mortgage Trust, Series
                               2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                                   3,272,339
    3,675,000                  CD Mortgage Trust, Series 2018-CD7, Class A3,
                               4.013%, 8/15/51                                                              4,055,997
    4,000,000                  CFCRE Commercial Mortgage Trust, Series 2016-C3,
                               Class A2, 3.597%, 1/10/48                                                    4,225,603
   18,289,673(c)               Chase Home Lending Mortgage Trust, Series 2019-1,
                               Class A3, 3.5%, 3/25/50 (144A)                                              18,572,596
    9,283,429(c)               Chase Home Lending Mortgage Trust, Series
                               2019-ATR2, Class A4, 3.5%, 7/25/49 (144A)                                    9,373,527

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    3,668,012(c)               Chase Home Lending Mortgage Trust, Series
                               2019-ATR2, Class A15, 3.5%, 7/25/49 (144A)                              $    3,708,705
    9,866,872(b)               Chase Mortgage Reference Notes, Series 2019-CL1,
                               Class M1, 3.142% (1 Month USD LIBOR +
                               135 bps), 4/25/47                                                            9,830,308
    4,969,120(b)               Chase Mortgage Reference Notes, Series 2019-CL1,
                               Class M2, 3.492% (1 Month USD LIBOR +
                               170 bps), 4/25/47                                                            4,953,319
    3,439,940(b)               Chase Mortgage Reference Notes, Series 2019-CL1,
                               Class M3, 3.892% (1 Month USD LIBOR +
                               210 bps), 4/25/47                                                            3,431,104
      135,406(c)               CHL Mortgage Pass-Through Trust, Series 2003-56,
                               Class 4A2, 4.165%, 12/25/33                                                    135,210
   20,984,747(c)               CIM Trust, Series 2019-INV1, Class A1, 4.0%,
                               2/25/49 (144A)                                                              21,297,717
    3,400,000(c)               Citigroup Commercial Mortgage Trust, Series
                               2014-GC19, Class B, 4.805%, 3/10/47                                          3,670,318
    6,000,000(c)               Citigroup Commercial Mortgage Trust, Series
                               2014-GC25, Class B, 4.345%, 10/10/47                                         6,350,413
    3,100,000                  Citigroup Commercial Mortgage Trust, Series
                               2015-GC27, Class A5, 3.137%, 2/10/48                                         3,203,691
    6,052,000(c)               Citigroup Commercial Mortgage Trust, Series
                               2015-GC33, Class B, 4.572%, 9/10/58                                          6,539,072
    4,621,000                  Citigroup Commercial Mortgage Trust, Series
                               2016-P5, Class D, 3.0%, 10/10/49 (144A)                                      4,095,370
    7,700,000                  Citigroup Commercial Mortgage Trust, Series
                               2019-SMRT, Class A, 4.149%, 1/10/36 (144A)                                   8,178,280
    8,358,711(c)               Citigroup Mortgage Loan Trust, Series 2018-RP1,
                               Class A1, 3.0%, 9/25/64 (144A)                                               8,408,249
    9,566,499(c)               Citigroup Mortgage Loan Trust, Series 2018-RP2,
                               Class A1, 3.5%, 2/25/58 (144A)                                               9,797,579
   11,098,635(c)               Citigroup Mortgage Loan Trust, Series 2019-RP1,
                               Class A1, 3.5%, 1/25/66 (144A)                                              11,332,296
CAD 7,492,239                  Classic RMBS Trust, Series 2019-1A, Class A,
                               3.064%, 8/16/49 (144A)                                                       5,773,380
      601,076                  Colony American Finance, Ltd., Series 2015-1,
                               Class A, 2.896%, 10/15/47 (144A)                                               600,572
    2,400,000(d)               Colony American Finance, Ltd., Series 2016-1,
                               Class D, 5.972%, 6/15/48 (144A)                                              2,457,275
    2,400,000(d)               Colony American Finance, Ltd., Series 2016-2,
                               Class D, 5.028%, 11/15/48 (144A)                                             2,448,463
    2,090,000                  COMM Mortgage Trust, Series 2012-CR2, Class AM,
                               3.791%, 8/15/45                                                              2,145,192
    2,933,640                  COMM Mortgage Trust, Series 2012-CR3, Class A3,
                               2.822%, 10/15/45                                                             2,968,458
    5,000,000(c)               COMM Mortgage Trust, Series 2013-CR11, Class C,
                               5.116%, 8/10/50 (144A)                                                       5,276,142

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 29

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    2,500,000(c)               COMM Mortgage Trust, Series 2014-CR16, Class C,
                               4.928%, 4/10/47                                                         $    2,656,666
    7,325,000(c)               COMM Mortgage Trust, Series 2014-CR20, Class C,
                               4.513%, 11/10/47                                                             7,675,505
      232,564(b)               COMM Mortgage Trust, Series 2014-FL5, Class B,
                               3.152% (1 Month USD LIBOR + 215 bps),
                               10/15/31 (144A)                                                                232,586
    6,268,659                  COMM Mortgage Trust, Series 2014-UBS3, Class A3,
                               3.546%, 6/10/47                                                              6,567,787
    4,500,000(c)               COMM Mortgage Trust, Series 2014-UBS3, Class C,
                               4.739%, 6/10/47                                                              4,651,638
    4,100,000                  COMM Mortgage Trust, Series 2014-UBS4, Class A4,
                               3.42%, 8/10/47                                                               4,269,915
    5,200,000                  COMM Mortgage Trust, Series 2015-3BP, Class A,
                               3.178%, 2/10/35 (144A)                                                       5,384,085
    4,000,000(c)               COMM Mortgage Trust, Series 2015-CR23, Class CMD,
                               3.685%, 5/10/48 (144A)                                                       4,001,764
    3,104,000(c)               COMM Mortgage Trust, Series 2015-CR25, Class B,
                               4.54%, 8/10/48                                                               3,309,480
    6,300,000                  COMM Mortgage Trust, Series 2015-CR26, Class A3,
                               3.359%, 10/10/48                                                             6,575,506
    4,500,000(c)               COMM Mortgage Trust, Series 2015-DC1, Class B,
                               4.035%, 2/10/48                                                              4,639,758
    4,100,000(b)               Connecticut Avenue Securities Trust, Series
                               2019-HRP1, Class B1, 10.958% (1 Month USD
                               LIBOR + 925 bps), 11/25/39 (144A)                                            4,369,334
   15,470,000(b)               Connecticut Avenue Securities Trust, Series 2019-R01,
                               Class 2M2, 4.242% (1 Month USD LIBOR +
                               245 bps), 7/25/31 (144A)                                                    15,658,352
    1,440,000(b)               Connecticut Avenue Securities Trust, Series 2019-R02,
                               Class 1M2, 4.092% (1 Month USD LIBOR +
                               230 bps), 8/25/31 (144A)                                                     1,453,297
    4,480,000(b)               Connecticut Avenue Securities Trust, Series 2019-R03,
                               Class 1M2, 3.942% (1 Month USD LIBOR +
                               215 bps), 9/25/31 (144A)                                                     4,513,722
   10,720,000(b)               Connecticut Avenue Securities Trust, Series 2019-R06,
                               Class 2M2, 3.892% (1 Month USD LIBOR +
                               210 bps), 9/25/39 (144A)                                                    10,821,120
   12,710,000(b)               Connecticut Avenue Securities Trust, Series 2019-R07,
                               Class 1M2, 3.892% (1 Month USD LIBOR +
                               210 bps), 10/25/39 (144A)                                                   12,829,415
    8,375,000(b)               Credit Suisse Mortgage Capital Certificates, Series
                               2019-ICE4, Class E, 3.89% (1 Month USD LIBOR
                               + 215 bps), 5/15/36 (144A)                                                   8,388,117
    7,120,000(c)               CSAIL Commercial Mortgage Trust, Series 2016-C5,
                               Class C, 4.577%, 11/15/48                                                    7,560,672
    7,330,335(c)               CSMC Trust, Series 2013-6, Class 2A3, 3.5%,
                               8/25/43 (144A)                                                               7,405,308

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    3,525,873(c)               CSMC Trust, Series 2013-IVR3, Class A1, 2.5%,
                               5/25/43 (144A)                                                          $    3,460,741
    2,410,036(c)               CSMC Trust, Series 2013-IVR3, Class B4, 3.446%,
                               5/25/43 (144A)                                                               2,349,241
    2,649,741(c)               CSMC Trust, Series 2013-IVR5, Class B4, 3.646%,
                               10/25/43 (144A)                                                              2,698,633
   19,237,946(c)               CSMC Trust, Series 2019-RPL1, Class A1A, 3.65%,
                               7/25/58 (144A)                                                              19,876,565
      942,148(c)               Deephaven Residential Mortgage Trust, Series
                               2017-3A, Class A1, 2.577%, 10/25/47 (144A)                                     941,570
    2,382,086(c)               Deephaven Residential Mortgage Trust, Series
                               2018-1A, Class A1, 2.976%, 12/25/57 (144A)                                   2,380,571
    3,724,437(b)               Eagle Re, Ltd., Series 2018-1, Class M1, 3.492%
                               (1 Month USD LIBOR + 170 bps), 11/25/28 (144A)                               3,729,612
   11,100,000(b)               Eagle Re, Ltd., Series 2019-1, Class M1B, 3.592%
                               (1 Month USD LIBOR + 180 bps), 4/25/29 (144A)                               11,115,580
    5,744,804(c)               EverBank Mortgage Loan Trust, Series 2013-2,
                               Class A, 3.0%, 6/25/43 (144A)                                                5,785,954
    8,304,243(b)               Fannie Mae Connecticut Avenue Securities, Series
                               2016-C05, Class 2M2, 6.242% (1 Month USD
                               LIBOR + 445 bps), 1/25/29                                                    8,770,768
   13,220,000(b)               Fannie Mae Connecticut Avenue Securities, Series
                               2018-C03, Class 1M2, 3.942% (1 Month USD
                               LIBOR + 215 bps), 10/25/30                                                  13,321,339
    2,500,000(b)               Fannie Mae Connecticut Avenue Securities, Series
                               2018-C04, Class 2M2, 4.342% (1 Month USD
                               LIBOR + 255 bps), 12/25/30                                                   2,544,213
    3,900,000(b)               Fannie Mae Connecticut Avenue Securities, Series
                               2018-C05, Class 1M2, 4.142% (1 Month USD
                               LIBOR + 235 bps), 1/25/31                                                    3,955,575
    3,450,000(b)               Fannie Mae Connecticut Avenue Securities, Series
                               2019-R04, Class 2M2, 3.892% (1 Month USD
                               LIBOR + 210 bps), 6/25/39 (144A)                                             3,470,534
      400,982(c)               Fannie Mae Grantor Trust, Series 2004-T2, Class 2A,
                               4.571%, 7/25/43                                                                421,720
        7,365(b)               Federal Home Loan Mortgage Corp. REMICS, Series
                               3780, Class FE, 2.14% (1 Month USD LIBOR +
                               40 bps), 12/15/20                                                                7,375
   11,722,968(b)(e)            Federal Home Loan Mortgage Corp. REMICS, Series
                               4091, Class SH, 4.81% (1 Month USD LIBOR +
                               655 bps), 8/15/42                                                            2,461,842
    4,028,591                  Federal Home Loan Mortgage Corp. Whole Loan
                               Securities Trust, Series 2017-SC02, Class 2A1, 3.5%,
                               5/25/47                                                                      4,068,480
      204,628                  Federal National Mortgage Association REMICS, Series
                               2009-36, Class HX, 4.5%, 6/25/29                                               213,567
      781,531                  Federal National Mortgage Association REMICS, Series
                               2013-128, Class DV, 3.0%, 6/25/23                                              790,884

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 31

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    2,852,125                  Finance of America Structured Securities Trust, Series
                               2018-A, Class JR2, 1.646%, 12/26/68                                     $    3,113,898
   13,222,813(c)               Finance of America Structured Securities Trust, Series
                               2019-JR2, Class JR2, 0.0%, 6/25/69                                          13,716,774
   13,500,000                  Finance of America Structured Securities Trust, Series
                               2019-JR4, Class JR2, 2.0%, 11/25/69                                         13,555,072
    2,197,000(c)               FirstKey Mortgage Trust, Series 2015-1, Class B4,
                               3.918%, 3/25/45 (144A)                                                       2,206,987
   11,338,912(c)               Flagstar Mortgage Trust, Series 2018-2, Class A6,
                               3.5%, 4/25/48 (144A)                                                        11,466,583
    5,352,865(c)               Flagstar Mortgage Trust, Series 2018-2, Class A14,
                               3.5%, 4/25/48 (144A)                                                         5,479,574
    4,604,750(c)               Flagstar Mortgage Trust, Series 2018-3INV, Class B1,
                               4.503%, 5/25/48 (144A)                                                       4,906,180
    4,769,240(c)               Flagstar Mortgage Trust, Series 2018-3INV, Class B3,
                               4.503%, 5/25/48 (144A)                                                       4,992,798
    4,230,000(b)               Freddie Mac Stacr Trust, Series 2018-HQA2, Class B1,
                               6.042% (1 Month USD LIBOR + 425 bps), 10/25/48
                               (144A)                                                                       4,575,711
    9,880,000(b)               Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
                               4.092% (1 Month USD LIBOR + 230 bps), 10/25/48
                               (144A)                                                                      10,007,151
    8,162,259(b)               Freddie Mac Stacr Trust, Series 2019-DNA2, Class M2,
                               4.242% (1 Month USD LIBOR + 245 bps), 3/25/49
                               (144A)                                                                       8,233,948
    6,260,000(b)               Freddie Mac Stacr Trust, Series 2019-DNA3, Class M2,
                               3.842% (1 Month USD LIBOR + 205 bps), 7/25/49
                               (144A)                                                                       6,289,006
    4,350,000(b)               Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                               14.042% (1 Month USD LIBOR +
                               1,225 bps), 2/25/49 (144A)                                                   5,933,932
    3,926,000(b)               Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
                               4.142% (1 Month USD LIBOR + 235 bps), 2/25/49
                               (144A)                                                                       3,966,248
    3,165,000(b)               Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                               13.042% (1 Month USD LIBOR +
                               1,125 bps), 4/25/49 (144A)                                                   4,099,800
    3,530,000(b)               Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
                               3.842% (1 Month USD LIBOR + 205 bps), 4/25/49
                               (144A)                                                                       3,546,176
    1,151,461(b)               Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Series 2016-DNA4, Class M2, 3.092%
                               (1 Month USD LIBOR + 130 bps), 3/25/29                                       1,153,762
   11,465,925(b)               Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Series 2017-DNA2, Class M2, 5.242%
                               (1 Month USD LIBOR + 345 bps), 10/25/29                                     12,212,929
    8,940,000(b)               Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Series 2017-DNA3, Class M2, 4.292%
                               (1 Month USD LIBOR + 250 bps), 3/25/30                                       9,149,201

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
      932,848(b)               Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Series 2018-HQA1, Class M1, 2.492%
                               (1 Month USD LIBOR + 70 bps), 9/25/30                                   $      932,872
    1,484,270(c)               Freddie Mac Structured Agency Credit Risk Debt
                               Notes, Series 2018-SPI3, Class M1, 4.152%,
                               8/25/48 (144A)                                                               1,489,113
      890,000(c)               FREMF Mortgage Trust, Series 2010-K9, Class B,
                               5.208%, 9/25/45 (144A)                                                         902,966
      902,511(b)               FREMF Mortgage Trust, Series 2014-KF05, Class B,
                               5.697% (1 Month USD LIBOR + 400 bps),
                               9/25/22 (144A)                                                                 913,171
    2,653,276(b)               FREMF Mortgage Trust, Series 2014-KS02, Class B,
                               6.697% (1 Month USD LIBOR + 500 bps),
                               8/25/23 (144A)                                                               2,683,809
    3,700,000(c)               FREMF Mortgage Trust, Series 2015-K51, Class B,
                               3.954%, 10/25/48 (144A)                                                      3,862,284
    2,623,000(c)               FREMF Mortgage Trust, Series 2017-K66, Class B,
                               4.035%, 7/25/27 (144A)                                                       2,759,268
    4,783,627(c)               FREMF Mortgage Trust, Series 2019-KJ24, Class B,
                               7.6%, 10/25/27 (144A)                                                        4,536,314
    5,000,000(b)               FREMF Mortgage Trust, Series 2019-KS12, Class C,
                               8.705% (1 Month USD LIBOR + 690 bps), 8/25/29                                4,740,350
    5,384,262(c)               FRESB Mortgage Trust, Series 2018-SB52, Class A7F,
                               3.39%, 6/25/25                                                               5,599,260
    6,788,507(c)               FWD Securitization Trust, Series 2019-INV1, Class A1,
                               2.81%, 6/25/49 (144A)                                                        6,779,123
    2,150,000(c)               FWD Securitization Trust, Series 2019-INV1, Class M1,
                               3.48%, 6/25/49 (144A)                                                        2,158,777
      992,283                  Government National Mortgage Association, Series
                               2005-61, Class UZ, 5.25%, 8/16/35                                            1,040,168
      444,776                  Government National Mortgage Association, Series
                               2012-130, Class PA, 3.0%, 4/20/41                                              450,055
      597,952                  Government National Mortgage Association, Series
                               2013-169, Class TE, 3.25%, 4/16/27                                             613,603
   37,653,828(c)(e)            Government National Mortgage Association, Series
                               2017-21, Class IO, 0.775%, 10/16/58                                          2,481,323
    3,560,770                  Government National Mortgage Association, Series
                               2018-20, Class A, 2.5%, 9/16/49                                              3,557,647
    6,500,000                  GS Mortgage Securities Trust, Series 2015-GC28,
                               Class A5, 3.396%, 2/10/48                                                    6,793,922
    3,429,940(c)               GS Mortgage-Backed Securities Trust, Series
                               2014-EB1A, Class B3, 3.115%, 7/25/44 (144A)                                  3,441,212
    6,212,065                  GS Mortgage-Backed Securities Trust, Series
                               2018-RPL1, Class A1A, 3.75%, 10/25/57 (144A)                                 6,418,417
    2,836,616(c)               GS Mortgage-Backed Securities Trust, Series
                               2019-PJ1, Class B1, 4.351%, 8/25/49 (144A)                                   2,958,619
    8,691,635(c)               GS Mortgage-Backed Securities Trust, Series
                               2019-PJ2, Class A4, 4.0%, 11/25/49 (144A)                                    8,794,987

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 33

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    7,880,559(c)               GS Mortgage-Backed Securities Trust, Series
                               2019-PJ3, Class A1, 3.5%, 3/25/50 (144A)                                $    7,982,565
   16,757,223(c)               GS Mortgage-Backed Securities Trust, Series
                               2019-SL1, Class A1, 2.625%, 1/25/59 (144A)                                  16,625,521
    5,500,000(c)               GS Mortgage-Backed Securities Trust, Series
                               2019-SL1, Class A2, 2.875%, 1/25/59 (144A)                                   5,443,917
      750,000(b)               Home Partners of America Trust, Series 2017-1,
                               Class B, 3.087% (1 Month USD LIBOR + 135 bps),
                               7/17/34 (144A)                                                                 750,254
    1,486,215(b)               Home Re, Ltd., Series 2018-1, Class M1, 3.392%
                               (1 Month USD LIBOR + 160 bps), 10/25/28 (144A)                               1,486,665
    5,495,885(b)               Home Re, Ltd., Series 2019-1, Class M1, 3.442%
                               (1 Month USD LIBOR + 165 bps), 5/25/29 (144A)                                5,499,488
    8,951,000                  ILPT Trust, Series 2019-SURF, Class A, 4.145%,
                               2/11/41 (144A)                                                               9,992,569
    1,900,000(c)               JP Morgan Chase Commercial Mortgage Securities
                               Trust, Series 2012-C8, Class B, 3.977%,
                               10/15/45 (144A)                                                              1,954,703
    4,597,183                  JP Morgan Chase Commercial Mortgage Securities
                               Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/49                            4,681,661
    5,925,000(c)               JP Morgan Chase Commercial Mortgage Securities
                               Trust, Series 2018-BCON, Class C, 3.756%,
                               1/5/31 (144A)                                                                6,064,779
    6,700,000                  JP Morgan Chase Commercial Mortgage Securities
                               Trust, Series 2018-WPT, Class AFX, 4.248%,
                               7/5/33 (144A)                                                                7,127,025
    3,321,264(c)               JP Morgan Mortgage Trust, Series 2017-5, Class A1A,
                               3.0%, 10/26/48 (144A)                                                        3,327,376
    1,661,539(c)               JP Morgan Mortgage Trust, Series 2017-5, Class A2,
                               3.155%, 10/26/48 (144A)                                                      1,701,919
    2,879,759(c)               JP Morgan Mortgage Trust, Series 2018-1, Class B1,
                               3.744%, 6/25/48 (144A)                                                       2,947,609
    3,755,674(c)               JP Morgan Mortgage Trust, Series 2018-3, Class B1,
                               3.762%, 9/25/48 (144A)                                                       3,857,198
    4,969,284(c)               JP Morgan Mortgage Trust, Series 2019-7, Class B1A,
                               2.988%, 2/25/50 (144A)                                                       4,575,988
    8,348,795(c)               JP Morgan Mortgage Trust, Series 2019-7, Class B2A,
                               3.238%, 2/25/50 (144A)                                                       7,783,288
   10,484,054(c)               JP Morgan Mortgage Trust, Series 2019-8, Class A4,
                               3.5%, 3/25/50 (144A)                                                        10,592,989
    2,428,209(c)               JP Morgan Mortgage Trust, Series 2019-8, Class A15,
                               3.5%, 3/25/50 (144A)                                                         2,455,755
    8,270,974(c)               JP Morgan Mortgage Trust, Series 2019-8, Class B1A,
                               2.997%, 3/25/50 (144A)                                                       8,093,515
    4,984,316(c)               JP Morgan Mortgage Trust, Series 2019-8, Class B2A,
                               3.247%, 3/25/50 (144A)                                                       4,898,800

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
   24,649,513(c)               JP Morgan Mortgage Trust, Series 2019-9, Class A3,
                               3.5%, 5/25/50 (144A)                                                    $   25,015,411
    6,971,580(c)               JP Morgan Mortgage Trust, Series 2019-9, Class A15,
                               3.5%, 5/25/50 (144A)                                                         7,040,208
    6,378,738(c)               JP Morgan Mortgage Trust, Series 2019-INV1,
                               Class B3, 5.151%, 10/25/49 (144A)                                            6,751,365
   14,208,217(c)               JP Morgan Mortgage Trust, Series 2019-INV2,
                               Class A15, 3.5%, 2/25/50 (144A)                                             14,285,844
    9,867,368(c)               JP Morgan Mortgage Trust, Series 2019-INV2,
                               Class B3A, 3.822%, 2/25/50 (144A)                                            9,850,786
    9,500,000(c)               JP Morgan Mortgage Trust, Series 2019-INV3,
                               Class A3, 3.5%, 5/25/50 (144A)                                               9,682,579
   12,631,923(c)               JP Morgan Mortgage Trust, Series 2019-LTV1,
                               Class A3, 4.0%, 6/25/49 (144A)                                              12,794,762
    7,004,270(c)               JP Morgan Mortgage Trust, Series 2019-LTV1,
                               Class A15, 4.0%, 6/25/49 (144A)                                              7,126,321
    5,468,923(c)               JP Morgan Mortgage Trust, Series 2019-LTV2,
                               Class A3, 3.5%, 12/25/49 (144A)                                              5,536,431
    4,639,778(c)               JP Morgan Mortgage Trust, Series 2019-LTV2,
                               Class A15, 3.5%, 12/25/49 (144A)                                             4,691,811
    9,861,568(c)               JP Morgan Mortgage Trust, Series 2019-LTV3,
                               Class A3, 3.5%, 3/25/50 (144A)                                               9,983,299
   12,770,400(c)               JP Morgan Mortgage Trust, Series 2019-LTV3,
                               Class A4, 3.5%, 3/25/50 (144A)                                              12,931,026
    5,195,362(c)               JP Morgan Mortgage Trust, Series 2019-LTV3,
                               Class A15, 3.5%, 3/25/50 (144A)                                              5,251,701
    4,143,106(c)               JP Morgan Trust, Series 2015-3, Class B3, 3.663%,
                               5/25/45 (144A)                                                               4,187,863
    3,450,000(c)               JPMDB Commercial Mortgage Securities Trust,
                               Series 2016-C2, Class B, 3.99%, 6/15/49                                      3,616,782
    6,650,000                  JPMDB Commercial Mortgage Securities Trust,
                               Series 2016-C4, Class A3, 3.141%, 12/15/49                                   6,904,783
    2,000,000(c)               JPMDB Commercial Mortgage Securities Trust,
                               Series 2016-C4, Class D, 3.091%, 12/15/49 (144A)                             1,814,827
    7,640,000                  JPMDB Commercial Mortgage Securities Trust,
                               Series 2018-C8, Class A4, 4.211%, 6/15/51                                    8,525,208
   45,714,000(c)(e)            JPMDB Commercial Mortgage Securities Trust,
                               Series 2018-C8, Class XB, 0.113%, 6/15/51                                      500,783
    3,054,000                  JPMDB Commercial Mortgage Securities Trust, Series
                               2019-COR6, Class AS, 3.41%, 11/13/52                                         3,154,704
    1,701,690                  La Hipotecaria El Salvadorian Mortgage Trust, Series
                               2016-1A, Class A, 3.358%, 1/15/46 (144A)                                     1,774,012
      775,140(b)               La Hipotecaria Panamanian Mortgage Trust, Series
                               2010-1GA, Class A, 2.75% (Panamanian Mortgage
                               Reference Rate - 300 bps), 9/8/39 (144A)                                       780,954
    2,549,235(b)               La Hipotecaria Panamanian Mortgage Trust, Series
                               2014-1A, Class A1, 3.508% (Panamanian Mortgage
                               Reference Rate - 224 bps), 11/24/42 (144A)                                   2,638,458

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 35

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    4,388,544(b)               LSTAR Securities Investment, Ltd., Series 2019-4,
                               Class A1, 3.209% (1 Month USD LIBOR + 150 bps),
                               5/1/24 (144A)                                                           $    4,383,470
    5,414,511(c)               Metlife Securitization Trust, Series 2019-1A,
                               Class A1A, 3.75%, 4/25/58 (144A)                                             5,586,296
   28,450,000(c)               Mill City Mortgage Loan Trust, Series 2018-4,
                               Class A1B, 3.5%, 4/25/66 (144A)                                             29,072,725
    8,992,634(c)               Mill City Mortgage Loan Trust, Series 2019-1,
                               Class A1, 3.25%, 10/25/69 (144A)                                             9,158,715
   14,473,342(c)               Mill City Mortgage Loan Trust, Series 2019-1,
                               Class M1, 3.5%, 10/25/69 (144A)                                             14,701,174
   21,014,294(c)               Mill City Mortgage Loan Trust, Series 2019-1,
                               Class M2, 3.5%, 10/25/69 (144A)                                             20,979,452
    5,126,427(c)               Mill City Mortgage Loan Trust, Series 2019-GS1,
                               Class A1, 2.75%, 7/25/59 (144A)                                              5,152,175
    7,500,000(c)               Mill City Mortgage Loan Trust, Series 2019-GS1,
                               Class M1, 3.0%, 7/25/59 (144A)                                               7,374,734
    7,800,000(c)               Mill City Mortgage Loan Trust, Series 2019-GS1,
                               Class M3, 3.25%, 7/25/59 (144A)                                              7,473,375
   16,961,000                  Mill City Mortgage Loan Trust, Series 2019-GS2,
                               Class M1, 3.0%, 8/25/59 (144A)                                              16,772,839
    2,819,053(b)               MMFL Re-REMIC Trust, Series 2019-1, Class A,
                               3.192% (1 Month USD LIBOR + 140 bps),
                               1/28/24 (144A)                                                               2,804,190
    4,804,066                  Morgan Stanley Bank of America Merrill Lynch Trust,
                               Series 2012-C6, Class A4, 2.858%, 11/15/45                                   4,872,935
    3,563,500(c)               Morgan Stanley Bank of America Merrill Lynch Trust,
                               Series 2015-C21, Class C, 4.153%, 3/15/48                                    3,660,497
    6,900,000                  Morgan Stanley Capital I Trust, Series 2018-MP,
                               Class A, 4.418%, 7/11/40 (144A)                                              7,723,427
    4,193,338(b)               Multifamily Connecticut Avenue Securities Trust,
                               Series 2019-01, Class M7, 3.492% (1 Month
                               USD LIBOR + 170 bps), 10/15/49 (144A)                                        4,209,219
   10,673,684(b)               New Residential Mortgage Loan Trust, Series 2018-4A,
                               Class A1S, 2.542% (1 Month USD LIBOR +
                               75 bps), 1/25/48 (144A)                                                     10,644,623
    3,155,650(c)               New Residential Mortgage Loan Trust, Series 2018-5A,
                               Class A1, 4.75%, 12/25/57 (144A)                                             3,311,488
   12,919,951(c)               New Residential Mortgage Loan Trust, Series
                               2018-RPL1,
                               Class A1, 3.5%, 12/25/57 (144A)                                             13,260,424
   12,388,662(c)               New Residential Mortgage Loan Trust, Series
                               2019-NQM4, Class A1, 2.492%, 9/25/59 (144A)                                 12,333,690
   13,261,508(c)               New Residential Mortgage Loan Trust, Series
                               2019-RPL2, Class A1, 3.25%, 2/25/59 (144A)                                  13,480,995
    5,200,241(c)               NRP Mortgage Trust, Series 2013-1, Class B1,
                               3.311%, 7/25/43 (144A)                                                       5,269,015

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
    3,999,822(c)               NRP Mortgage Trust, Series 2013-1, Class B2,
                               3.311%, 7/25/43 (144A)                                                  $    4,046,258
    2,457,000(b)               Oaktown Re II, Ltd., Series 2018-1A, Class M2,
                               4.642% (1
                               Month USD LIBOR + 285 bps), 7/25/28 (144A)                                   2,487,256
    1,801,143(c)               OBX Trust, Series 2018-EXP1, Class 1A6, 4.5%,
                               4/25/48 (144A)                                                               1,817,225
    4,166,842(c)               OBX Trust, Series 2019-EXP1, Class 1A3, 4.0%,
                               1/25/59 (144A)                                                               4,241,151
   10,200,000(c)               OBX Trust, Series 2019-INV1, Class A10, 4.0%,
                               11/25/48 (144A)                                                             10,518,832
   10,740,567(c)               OBX Trust, Series 2019-INV2, Class A5, 4.0%,
                               5/27/49 (144A)                                                              10,977,316
      118,725(b)               Pepper Residential Securities Trust No. 18, Series 18A,
                               Class A1UA, 2.686% (1 Month USD LIBOR + 95 bps),
                               3/12/47 (144A)                                                                 118,726
    7,792,887(c)               PMT Loan Trust, Series 2013-J1, Class A11, 3.5%,
                               9/25/43 (144A)                                                               7,971,882
    4,800,000                  Progress Residential Trust, Series 2017-SFR1, Class B,
                               3.017%, 8/17/34 (144A)                                                       4,794,480
      700,000                  Progress Residential Trust, Series 2017-SFR1, Class D,
                               3.565%, 8/17/34 (144A)                                                         704,322
    5,135,000                  Progress Residential Trust, Series 2017-SFR2, Class B,
                               3.196%, 12/17/34 (144A)                                                      5,129,441
    8,725,000(c)               Provident Funding Mortgage Trust, Series 2019-1,
                               Class A2, 3.0%, 12/25/49 (144A)                                              8,776,809
    2,433,162(b)               Radnor Re, Ltd., Series 2018-1, Class M1, 3.192%
                               (1 Month USD LIBOR + 140 bps), 3/25/28 (144A)                                2,433,160
   11,160,000(b)               Radnor Re, Ltd., Series 2019-1, Class M1B, 3.742%
                               (1 Month USD LIBOR + 195 bps), 2/25/29 (144A)                               11,146,394
    3,437,000(b)               Radnor Re, Ltd., Series 2019-1, Class M2, 4.992%
                               (1 Month USD LIBOR + 320 bps), 2/25/29 (144A)                                3,486,901
        2,719                  RALI Trust, Series 2003-QS14, Class A1,
                               5.0%, 7/25/18                                                                    2,655
      698,686                  ReadyCap Commercial Mortgage Trust, Series 2019-6,
                               Class A, 2.832%, 10/25/52 (144A)                                               699,151
      227,861(b)               RESIMAC Premier, Series 2017-1A, Class A1A,
                               2.668% (1 Month USD LIBOR + 95 bps),
                               9/11/48 (144A)                                                                 227,691
    7,376,004(c)               RMF Proprietary Issuance Trust, Series 2019-1,
                               Class A, 2.75%, 10/25/63 (144A)                                              7,301,990
    2,529,079(c)               Sequoia Mortgage Trust, Series 2012-6, Class B3,
                               3.73%, 12/25/42                                                              2,577,721
    6,490,033(c)               Sequoia Mortgage Trust, Series 2013-4, Class A1,
                               2.325%, 4/25/43                                                              6,340,365
    6,578,594(c)               Sequoia Mortgage Trust, Series 2013-5, Class A1,
                               2.5%, 5/25/43 (144A)                                                         6,474,085

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 37

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
   14,180,812(c)               Sequoia Mortgage Trust, Series 2013-5, Class A2,
                               3.0%, 5/25/43 (144A)                                                    $   14,292,316
    6,559,708(c)               Sequoia Mortgage Trust, Series 2013-6, Class A1,
                               2.5%, 5/25/43                                                                6,419,758
    9,919,109(c)               Sequoia Mortgage Trust, Series 2013-6, Class A2,
                               3.0%, 5/25/43                                                                9,990,408
    7,497,960(c)               Sequoia Mortgage Trust, Series 2013-7, Class A1,
                               2.5%, 6/25/43                                                                7,379,355
    9,243,819(c)               Sequoia Mortgage Trust, Series 2013-7, Class A2,
                               3.0%, 6/25/43                                                                9,260,988
    9,178,507(c)               Sequoia Mortgage Trust, Series 2013-8, Class A1,
                               3.0%, 6/25/43                                                                9,244,253
   12,686,599(c)               Sequoia Mortgage Trust, Series 2013-10, Class A1,
                               3.5%, 8/25/43 (144A)                                                        12,894,265
    1,756,374(c)               Sequoia Mortgage Trust, Series 2017-CH2, Class A1,
                               4.0%, 12/25/47 (144A)                                                        1,814,806
    3,152,970(c)               Sequoia Mortgage Trust, Series 2018-CH3, Class A1,
                               4.5%, 8/25/48 (144A)                                                         3,258,851
   18,549,242(c)               Sequoia Mortgage Trust, Series 2019-CH3, Class A1,
                               4.0%, 9/25/49 (144A)                                                        18,908,967
   10,870,000(b)               STACR Trust, Series 2018-DNA3, Class M2, 3.892%
                               (1 Month USD LIBOR + 210 bps), 9/25/48 (144A)                               10,956,752
   11,220,000(b)               STACR Trust, Series 2018-HRP2, Class B1, 5.992%
                               (1 Month USD LIBOR + 420 bps), 2/25/47 (144A)                               12,047,082
    6,450,000(b)               STACR Trust, Series 2018-HRP2, Class M3, 4.192%
                               (1 Month USD LIBOR + 240 bps), 2/25/47 (144A)                                6,603,459
    2,950,000(b)               Starwood Waypoint Homes Trust, Series 2017-1,
                               Class B, 2.91% (1 Month USD LIBOR + 117 bps),
                               1/17/35 (144A)                                                               2,946,574
    9,375,000(c)               Towd Point Mortgage Trust, Series 2015-5, Class M1,
                               3.5%, 5/25/55 (144A)                                                         9,538,952
    7,540,000(c)               Towd Point Mortgage Trust, Series 2015-6, Class M1,
                               3.75%, 4/25/55 (144A)                                                        7,929,341
   10,011,000(c)               Towd Point Mortgage Trust, Series 2016-3, Class M1,
                               3.5%, 4/25/56 (144A)                                                        10,245,523
    3,524,651(c)               Towd Point Mortgage Trust, Series 2017-5, Class XA,
                               3.5%, 2/25/57 (144A)                                                         3,509,620
      335,555(c)               Towd Point Mortgage Trust, Series 2019-4, Class A1,
                               2.9%, 10/25/59 (144A)                                                          337,484
   20,000,000(c)               Towd Point Mortgage Trust, Series 2019-4, Class A2,
                               3.25%, 10/25/59 (144A)                                                      20,163,888
    8,000,000(c)               Towd Point Mortgage Trust, Series 2019-4, Class M1,
                               3.5%, 10/25/59 (144A)                                                        7,915,918
      162,704                  Vendee Mortgage Trust, Series 2008-1, Class GD,
                               5.25%, 1/15/32                                                                 168,022
      245,222                  Vendee Mortgage Trust, Series 2010-1, Class DA,
                               4.25%, 2/15/35                                                                 250,011

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               COLLATERALIZED MORTGAGE OBLIGATIONS --
                               (continued)
   14,317,425(c)               Visio Trust, Series 2019-2, Class A1, 2.722%,
                               11/25/54 (144A)                                                         $   14,321,425
    3,810,000                  Wells Fargo Commercial Mortgage Trust, Series
                               2015-NXS3, Class A4, 3.617%, 9/15/57                                         4,045,501
    8,200,000                  Wells Fargo Commercial Mortgage Trust, Series
                               2016-C32, Class A3, 3.294%, 1/15/59                                          8,563,782
   10,000,000                  Wells Fargo Commercial Mortgage Trust, Series
                               2016-LC24, Class A3, 2.684%, 10/15/49                                       10,121,444
    4,200,000(c)               WFRBS Commercial Mortgage Trust, Series 2013-C12,
                               Class D, 4.404%, 3/15/48 (144A)                                              4,231,566
    6,023,446                  WFRBS Commercial Mortgage Trust, Series 2013-C16,
                               Class A4, 4.136%, 9/15/46                                                    6,311,483
    2,727,759(c)               WinWater Mortgage Loan Trust, Series 2014-2,
                               Class B4, 4.094%, 9/20/44 (144A)                                             2,761,178
---------------------------------------------------------------------------------------------------------------------
                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                               (Cost $1,531,096,081)                                                   $1,550,891,419
---------------------------------------------------------------------------------------------------------------------
                               CORPORATE BONDS -- 28.9% of Net Assets
                               Aerospace & Defense -- 0.9%
    9,560,000                  Boeing Co., 3.75%, 2/1/50                                               $   10,167,227
   14,425,000                  Boeing Co., 3.9%, 5/1/49                                                    15,660,414
   13,470,000                  Rockwell Collins, Inc., 3.2%, 3/15/24                                       14,019,725
    7,910,000                  United Technologies Corp., 4.125%, 11/16/28                                  8,899,494
                                                                                                       --------------
                               Total Aerospace & Defense                                               $   48,746,860
---------------------------------------------------------------------------------------------------------------------
                               Agriculture -- 0.5%
   12,540,000                  Philip Morris International, Inc., 3.25%, 11/10/24                      $   13,169,667
   14,708,000                  Reynolds American, Inc., 4.45%, 6/12/25                                     15,838,828
                                                                                                       --------------
                               Total Agriculture                                                       $   29,008,495
---------------------------------------------------------------------------------------------------------------------
                               Airlines -- 0.1%
    6,566,645                  Air Canada 2017-1 Class AA Pass Through Trust, 3.3%,
                               1/15/30 (144A)                                                          $    6,693,851
                                                                                                       --------------
                               Total Airlines                                                          $    6,693,851
---------------------------------------------------------------------------------------------------------------------
                               Auto Manufacturers -- 0.8%
    6,885,000                  Ford Motor Credit Co. LLC, 5.584%, 3/18/24                              $    7,453,286
    2,300,000                  General Motors Financial Co., Inc., 3.7%, 11/24/20                           2,327,255
   10,710,000                  General Motors Financial Co., Inc., 4.0%, 1/15/25                           11,258,634
   12,300,000                  Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                        12,444,726
    3,590,000                  Nissan Motor Acceptance Corp., 2.15%,
                               7/13/20 (144A)                                                               3,588,477
    7,495,000                  Nissan Motor Acceptance Corp., 3.15%,
                               3/15/21 (144A)                                                               7,568,154
    7,040,000                  Volkswagen Group of America Finance LLC,
                               4.0%, 11/12/21 (144A)                                                        7,281,357
                                                                                                       --------------
                               Total Auto Manufacturers                                                $   51,921,889
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 39

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Banks -- 5.6%
   16,040,000(c)               AIB Group Plc, 4.263% (3 Month USD LIBOR +
                               187 bps), 4/10/25 (144A)                                                $   16,991,114
   20,595,000(c)               Bank of America Corp., 2.884% (3 Month USD
                               LIBOR + 1 bps), 10/22/30                                                    20,775,933
    1,150,000                  Bank of America Corp., 4.2%, 8/26/24                                         1,234,886
   10,345,000(b)               Bank of New York Mellon Corp., 2.986% (3 Month
                               USD LIBOR + 105 bps), 10/30/23                                              10,525,417
    6,525,000(a)(c)            Barclays Plc, 7.75% (5 Year USD Swap Rate +
                               484 bps)                                                                     7,128,562
    5,205,000(a)(c)            Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)                              5,823,094
   13,875,000(a)(c)            BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                               415 bps) (144A)                                                             14,985,000
    6,900,000                  BPCE SA, 2.25%, 1/27/20                                                      6,899,983
    3,860,000                  BPCE SA, 4.875%, 4/1/26 (144A)                                               4,248,349
   21,955,000(b)               Canadian Imperial Bank of Commerce, 2.217%
                               (3 Month USD LIBOR + 32 bps), 2/2/21                                        21,989,508
    8,475,000                  Capital One NA, 2.15%, 9/6/22                                                8,489,388
    3,435,000                  Cooperatieve Rabobank UA, 3.875%, 2/8/22                                     3,577,516
    7,175,000                  Cooperatieve Rabobank UA, 3.95%, 11/9/22                                     7,502,225
   11,725,000(a)(c)            Credit Suisse Group AG, 7.125% (5 Year USD
                               Swap Rate + 511 bps)                                                        12,619,031
    7,300,000                  Credit Suisse Group Funding Guernsey, Ltd.,
                               3.8%, 9/15/22                                                                7,600,372
    5,337,000                  Danske Bank AS, 5.375%, 1/12/24 (144A)                                       5,842,062
    4,700,000(a)(c)            Danske Bank AS, 6.125% (7 Year USD Swap
                               Rate + 390 bps)                                                              4,830,312
    7,891,000(c)               Goldman Sachs Group, Inc., 3.272% (3 Month
                               USD LIBOR + 120 bps), 9/29/25                                                8,169,584
    6,335,000(c)               Goldman Sachs Group, Inc., 4.223% (3 Month
                               USD LIBOR + 130 bps), 5/1/29                                                 6,984,839
    1,305,000                  HSBC Bank Plc, 7.65%, 5/1/25                                                 1,579,314
    2,400,000(b)               HSBC Holdings Plc, 2.904% (3 Month USD LIBOR +
                               100 bps), 5/18/24                                                            2,419,492
    6,937,000                  Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)                                 7,072,864
    5,550,000(a)(c)            Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                               Rate + 546 bps) (144A)                                                       6,014,813
   17,815,000(a)(c)            JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)                             18,527,600
    7,378,000                  KeyCorp, 5.1%, 3/24/21                                                       7,656,987
    8,675,000                  Lloyds Banking Group Plc, 4.65%, 3/24/26                                     9,436,660
    5,450,000                  Morgan Stanley, 4.1%, 5/22/23                                                5,754,980
   19,200,000                  Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                      20,158,778
    8,524,000                  Nordea Bank Abp, 4.875%, 5/13/21 (144A)                                      8,838,441
    6,630,000                  PNC Bank N.A., 2.7%, 10/22/29                                                6,621,841
   10,505,000(a)(c)            Royal Bank of Scotland Group Plc, 8.625%
                               (5 Year USD Swap Rate + 760 bps)                                            11,266,613

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Banks -- (continued)
    9,051,000(a)(c)            Societe Generale SA, 7.375% (5 Year USD Swap
                               Rate + 624 bps) (144A)                                                  $    9,594,060
   11,891,000                  Sumitomo Mitsui Financial Group, Inc.,
                               3.202%, 9/17/29                                                             12,065,206
   12,575,000                  SunTrust Bank, 2.45%, 8/1/22                                                12,711,751
    2,250,000(c)               Turkiye Garanti Bankasi AS, 6.125% (5 Year USD
                               Swap Rate + 422 bps), 5/24/27 (144A)                                         2,127,375
   10,350,000                  UBS AG, 7.625%, 8/17/22                                                     11,667,658
   11,650,000(a)(c)            UBS Group AG, 7.0% (5 Year USD Swap Rate +
                               434 bps) (144A)                                                             12,727,625
    4,497,000(a)(c)            UBS Group AG, 7.125% (5 Year USD Swap Rate +
                               588 bps)                                                                     4,761,199
                                                                                                       --------------
                               Total Banks                                                             $  347,220,432
---------------------------------------------------------------------------------------------------------------------
                               Beverages -- 0.5%
   17,710,000                  Anheuser-Busch InBev Worldwide, Inc.,
                               5.55%, 1/23/49                                                          $   23,010,892
    7,630,000                  Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                          8,865,131
                                                                                                       --------------
                               Total Beverages                                                         $   31,876,023
---------------------------------------------------------------------------------------------------------------------
                               Biotechnology -- 0.2%
    3,550,000                  Biogen, Inc., 3.625%, 9/15/22                                           $    3,694,965
    6,835,000                  Biogen, Inc., 5.2%, 9/15/45                                                  8,254,972
                                                                                                       --------------
                               Total Biotechnology                                                     $   11,949,937
---------------------------------------------------------------------------------------------------------------------
                               Building Materials -- 0.4%
   11,000,000                  CRH America, Inc., 3.875%, 5/18/25 (144A)                               $   11,754,222
    7,680,000                  Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                          7,706,294
    3,250,000                  Fortune Brands Home & Security, Inc., 4.0%, 9/21/23                          3,434,622
    4,385,000                  Standard Industries, Inc., 5.5%, 2/15/23 (144A)                              4,456,256
                                                                                                       --------------
                               Total Building Materials                                                $   27,351,394
---------------------------------------------------------------------------------------------------------------------
                               Chemicals -- 0.5%
   11,835,000                  Albemarle Wodgina Pty Ltd., 3.45%,
                               11/15/29 (144A)                                                         $   11,840,046
    1,567,000                  CF Industries, Inc., 4.95%, 6/1/43                                           1,633,597
    7,860,000                  CF Industries, Inc., 5.375%, 3/15/44                                         8,567,400
      722,000                  NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                    745,465
EUR 2,515,000                  OCI NV, 3.125%, 11/1/24 (144A)                                               2,934,059
    1,755,000                  OCI NV, 5.25%, 11/1/24 (144A)                                                1,820,813
    5,650,000                  Olin Corp., 5.625%, 8/1/29                                                   5,967,530
                                                                                                       --------------
                               Total Chemicals                                                         $   33,508,910
---------------------------------------------------------------------------------------------------------------------
                               Commercial Services -- 0.4%
    3,950,000                  ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                              $    4,066,970
    1,300,000                  ERAC USA Finance LLC, 3.8%, 11/1/25 (144A)                                   1,374,195
    2,400,000                  Moody's Corp., 3.25%, 6/7/21                                                 2,444,452

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 41

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Commercial Services -- (continued)
    2,600,000                  President & Fellows of Harvard College,
                               2.3%, 10/1/23                                                           $    2,624,650
    3,580,000                  Sotheby's, 7.375%, 10/15/27 (144A)                                           3,624,750
    3,915,000                  United Rentals North America, Inc.,
                               3.875%, 11/15/27                                                             3,997,019
    5,942,000                  Verisk Analytics, Inc., 5.5%, 6/15/45                                        7,395,541
                                                                                                       --------------
                               Total Commercial Services                                               $   25,527,577
---------------------------------------------------------------------------------------------------------------------
                               Diversified Financial Services -- 1.0%
      800,000(b)               AIG Global Funding, 2.389% (3 Month USD LIBOR +
                               48 bps), 7/2/20 (144A)                                                  $      801,475
    4,885,000                  Capital One Financial Corp., 3.3%, 10/30/24                                  5,087,700
    9,675,000                  Capital One Financial Corp., 3.75%, 4/24/24                                 10,189,889
    5,200,000                  Capital One Financial Corp., 4.25%, 4/30/25                                  5,661,862
    4,031,000                  GE Capital International Funding Co. Unlimited Co.,
                               2.342%, 11/15/20                                                             4,034,254
    2,878,000                  Nationstar Mortgage Holdings, Inc., 9.125%,
                               7/15/26 (144A)                                                               3,187,385
    6,200,000                  TD Ameritrade Holding Corp., 3.3%, 4/1/27                                    6,494,720
   11,625,000                  USAA Capital Corp., 2.45%, 8/1/20 (144A)                                    11,666,571
    4,550,000                  Visa, Inc., 2.2%, 12/14/20                                                   4,568,121
                                                                                                       --------------
                               Total Diversified Financial Services                                    $   51,691,977
---------------------------------------------------------------------------------------------------------------------
                               Electric -- 2.4%
    5,483,000                  Adani Renewable Energy RJ, Ltd./Kodangal Solar
                               Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
                               10/15/39 (144A)                                                         $    5,554,279
    5,920,000                  Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)                              5,979,952
    1,749,000(c)               AES Gener SA, 7.125% (5 Year USD Swap Rate +
                               464 bps), 3/26/79 (144A)                                                     1,836,866
    1,880,000                  Clearway Energy Operating LLC, 4.75%,
                               3/15/28 (144A)                                                               1,905,850
    8,385,000                  Consolidated Edison Co. of New York, Inc.,
                               4.625%, 12/1/54                                                             10,189,784
    2,700,000                  Dominion Energy, Inc., 2.75%, 1/15/22                                        2,739,077
    4,027,000(d)               Dominion Energy, Inc., 3.071%, 8/15/24                                       4,148,482
   12,004,000(a)(c)            Dominion Energy, Inc., 4.65% (5 Year CMT
                               Index + 299 bps)                                                            12,246,121
    4,170,000(c)               Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                               588 bps), 9/24/73 (144A)                                                     4,894,538
    6,365,000                  Exelon Corp., 2.85%, 6/15/20                                                 6,379,639
    4,655,000                  Iberdrola International BV, 6.75%, 7/15/36                                   6,520,091
    2,725,000                  Indiana Michigan Power Co., 4.55%, 3/15/46                                   3,182,685
      610,000                  Israel Electric Corp., Ltd., 9.375%, 1/28/20 (144A)                            613,355
      290,482                  Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                               296,035
    6,574,000                  New York State Electric & Gas Corp., 3.3%,
                               9/15/49 (144A)                                                               6,298,834

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Electric -- (continued)
   10,270,000                  NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                    $   10,911,845
    2,327,000                  NRG Energy, Inc., 5.75%, 1/15/28                                             2,524,795
   11,910,000                  PPL Capital Funding, Inc., 3.1%, 5/15/26                                    12,125,906
    1,196,429                  San Diego Gas & Electric Co., 1.914%, 2/1/22                                 1,192,258
    9,720,000                  Sempra Energy, 3.4%, 2/1/28                                                 10,076,553
    2,366,071                  Southern California Edison Co., 1.845%, 2/1/22                               2,337,320
    8,605,000                  Southern California Edison Co., 4.875%, 3/1/49                              10,208,697
   11,475,000                  Southwestern Electric Power Co., 3.9%, 4/1/45                               12,005,061
   19,115,000                  Vistra Operations Co. LLC, 3.7%, 1/30/27 (144A)                             18,993,952
                                                                                                       --------------
                               Total Electric                                                          $  153,161,975
---------------------------------------------------------------------------------------------------------------------
                               Electronics -- 0.7%
    8,412,000                  Amphenol Corp., 3.125%, 9/15/21                                         $    8,524,497
    3,065,000                  Amphenol Corp., 3.2%, 4/1/24                                                 3,180,333
    7,391,000                  Amphenol Corp., 4.35%, 6/1/29                                                8,275,945
    5,780,000                  Flex, Ltd., 4.75%, 6/15/25                                                   6,294,720
   18,573,000                  Flex, Ltd., 4.875%, 6/15/29                                                 20,177,620
                                                                                                       --------------
                               Total Electronics                                                       $   46,453,115
---------------------------------------------------------------------------------------------------------------------
                               Energy-Alternate Sources -- 0.1%
      372,960                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                            $      416,012
    6,970,000                  TerraForm Power Operating LLC, 4.75%,
                               1/15/30 (144A)                                                               7,091,975
                                                                                                       --------------
                               Total Energy-Alternate Sources                                          $    7,507,987
---------------------------------------------------------------------------------------------------------------------
                               Environmental Control -- 0.1%
    2,678,000                  Republic Services, Inc., 2.9%, 7/1/26                                   $    2,743,763
                                                                                                       --------------
                               Total Environmental Control                                             $    2,743,763
---------------------------------------------------------------------------------------------------------------------
                               Food -- 0.3%
    6,250,000                  JBS USA LUX SA/JBS USA Food Co./JBS USA
                               Finance, Inc., 5.5%, 1/15/30 (144A)                                     $    6,713,125
    4,119,000                  Mondelez International Holdings Netherlands BV,
                               2.0%, 10/28/21 (144A)                                                        4,119,478
    2,500,000                  Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                2,485,557
    3,430,000(b)               Tyson Foods, Inc., 2.345% (3 Month USD LIBOR +
                               45 bps), 8/21/20                                                             3,433,413
    3,075,000(b)               Tyson Foods, Inc., 2.457% (3 Month USD LIBOR +
                               55 bps), 6/2/20                                                              3,079,083
                                                                                                       --------------
                               Total Food                                                              $   19,830,656
---------------------------------------------------------------------------------------------------------------------
                               Forest Products & Paper -- 0.1%
    1,275,000                  International Paper Co., 4.8%, 6/15/44                                  $    1,401,276
    2,575,000                  International Paper Co., 6.0%, 11/15/41                                      3,214,351
                                                                                                       --------------
                               Total Forest Products & Paper                                           $    4,615,627
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 43

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Gas -- 0.1%
    3,060,000                  Boston Gas Co., 3.15%, 8/1/27 (144A)                                    $    3,164,457
    1,850,722                  Nakilat, Inc., 6.267%, 12/31/33 (144A)                                       2,207,356
                                                                                                       --------------
                               Total Gas                                                               $    5,371,813
---------------------------------------------------------------------------------------------------------------------
                               Healthcare-Products -- 0.3%
    4,155,000                  Abbott Laboratories, 3.75%, 11/30/26                                    $    4,539,967
   11,200,000                  Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                               11,516,667
                                                                                                       --------------
                               Total Healthcare-Products                                               $   16,056,634
---------------------------------------------------------------------------------------------------------------------
                               Healthcare-Services -- 0.6%
    6,585,000                  Anthem, Inc., 3.35%, 12/1/24                                            $    6,873,641
    4,506,000                  Anthem, Inc., 3.65%, 12/1/27                                                 4,771,812
    1,140,000                  Anthem, Inc., 4.101%, 3/1/28                                                 1,238,723
    1,940,000                  Centene Corp., 4.25%, 12/15/27 (144A)                                        1,995,775
    3,870,000                  Centene Corp., 4.625%, 12/15/29 (144A)                                       4,068,724
    3,630,000                  Humana, Inc., 3.95%, 3/15/27                                                 3,906,898
    2,400,000                  NYU Hospitals Center, 4.428%, 7/1/42                                         2,704,852
    4,785,000                  Tenet Healthcare Corp., 4.875%, 1/1/26 (144A)                                5,011,809
    3,990,000                  Tenet Healthcare Corp., 5.125%, 11/1/27 (144A)                               4,214,438
                                                                                                       --------------
                               Total Healthcare-Services                                               $   34,786,672
---------------------------------------------------------------------------------------------------------------------
                               Home Builders -- 0.2%
    8,711,000                  DR Horton, Inc., 2.5%, 10/15/24                                         $    8,721,204
    4,320,000                  Meritage Homes Corp., 6.0%, 6/1/25                                           4,827,600
                                                                                                       --------------
                               Total Home Builders                                                     $   13,548,804
---------------------------------------------------------------------------------------------------------------------
                               Household Products & Wares -- 0.1%
    8,203,000                  Church & Dwight Co., Inc., 2.45%, 8/1/22                                $    8,273,020
                                                                                                       --------------
                               Total Household Products & Wares                                        $    8,273,020
---------------------------------------------------------------------------------------------------------------------
                               Insurance -- 1.6%
    2,335,000                  AXA SA, 8.6%, 12/15/30                                                  $    3,392,403
      912,000                  CNO Financial Group, Inc., 5.25%, 5/30/25                                    1,010,040
    2,862,000                  CNO Financial Group, Inc., 5.25%, 5/30/29                                    3,194,707
    1,850,000                  Delphi Financial Group, Inc., 7.875%, 1/31/20                                1,857,592
    2,960,000(c)               Farmers Exchange Capital III, 5.454% (3 Month
                               USD LIBOR + 345 bps), 10/15/54 (144A)                                        3,408,334
    9,610,000(c)               Farmers Insurance Exchange, 4.747% (3 Month
                               USD LIBOR + 323 bps), 11/1/57 (144A)                                        10,033,417
    5,045,000                  Great-West Lifeco Finance 2018 LP, 4.581%,
                               5/17/48 (144A)                                                               5,834,572
   18,482,000                  Liberty Mutual Insurance Co., 7.697%,
                               10/15/97 (144A)                                                             26,323,483
   13,250,000                  MassMutual Global Funding II, 2.75%,
                               6/22/24 (144A)                                                              13,594,469
    6,200,000                  MassMutual Global Funding II, 2.95%,
                               1/11/25 (144A)                                                               6,368,766

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Insurance -- (continued)
    6,330,000                  Nationwide Financial Services, Inc., 3.9%,
                               11/30/49 (144A)                                                         $    6,597,099
    7,265,000                  New York Life Global Funding, 2.875%,
                               4/10/24 (144A)                                                               7,495,734
    7,300,000                  New York Life Insurance Co., 4.45%, 5/15/69 (144A)                           8,368,136
    1,090,000                  Prudential Financial, Inc., 4.5%, 11/16/21                                   1,144,270
      690,000                  Teachers Insurance & Annuity Association of
                               America, 6.85%, 12/16/39 (144A)                                              1,004,488
    2,631,000                  Willis North America, Inc., 2.95%, 9/15/29                                   2,607,740
                                                                                                       --------------
                               Total Insurance                                                         $  102,235,250
---------------------------------------------------------------------------------------------------------------------
                               Internet -- 0.6%
    7,170,000                  Booking Holdings, Inc., 3.55%, 3/15/28                                  $    7,640,649
    1,925,000                  Booking Holdings, Inc., 3.6%, 6/1/26                                         2,055,060
    7,875,000                  Booking Holdings, Inc., 3.65%, 3/15/25                                       8,408,569
   11,421,000                  Expedia Group, Inc., 3.25%, 2/15/30 (144A)                                  10,992,274
    4,125,000                  Expedia Group, Inc., 3.8%, 2/15/28                                           4,219,365
    2,985,000                  Expedia Group, Inc., 4.5%, 8/15/24                                           3,186,768
      271,000                  Expedia Group, Inc., 5.0%, 2/15/26                                             298,977
                                                                                                       --------------
                               Total Internet                                                          $   36,801,662
---------------------------------------------------------------------------------------------------------------------
                               Iron & Steel -- 0.1%
    3,550,000                  Commercial Metals Co., 4.875%, 5/15/23                                  $    3,692,000
    1,525,000                  Commercial Metals Co., 5.75%, 4/15/26                                        1,593,625
    1,828,000                  Steel Dynamics, Inc., 3.45%, 4/15/30                                         1,849,715
                                                                                                       --------------
                               Total Iron & Steel                                                      $    7,135,340
---------------------------------------------------------------------------------------------------------------------
                               Machinery-Construction & Mining -- 0.2%
    9,610,000                  Caterpillar Financial Services Corp., 1.9%, 9/6/22                      $    9,629,403
                                                                                                       --------------
                               Total Machinery-Construction & Mining                                   $    9,629,403
---------------------------------------------------------------------------------------------------------------------
                               Media -- 0.1%
    7,745,000                  Comcast Corp., 4.15%, 10/15/28                                          $    8,723,534
                                                                                                       --------------
                               Total Media                                                             $    8,723,534
---------------------------------------------------------------------------------------------------------------------
                               Mining -- 0.4%
    1,325,000                  Anglo American Capital Plc, 4.0%, 9/11/27 (144A)                        $    1,388,530
    3,193,000                  Anglo American Capital Plc, 4.5%, 3/15/28 (144A)                             3,422,155
    2,750,000                  Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                            3,008,171
    6,600,000                  Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                           7,252,573
    6,453,000                  Freeport-McMoRan, Inc., 5.45%, 3/15/43                                       6,678,855
                                                                                                       --------------
                               Total Mining                                                            $   21,750,284
---------------------------------------------------------------------------------------------------------------------
                               Miscellaneous Manufacturers -- 0.0%+
    1,392,000                  General Electric Co., 5.3%, 2/11/21                                     $    1,436,167
                                                                                                       --------------
                               Total Miscellaneous Manufacturers                                       $    1,436,167
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 45

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Multi-National -- 0.5%
   11,165,000                  Africa Finance Corp., 4.375%, 4/17/26 (144A)                            $   11,832,109
    6,065,000                  African Export-Import Bank, 3.994%, 9/21/29 (144A)                           6,150,395
    7,150,000                  Banque Ouest Africaine de Developpement, 4.7%,
                               10/22/31 (144A)                                                              7,258,966
    2,230,000                  Banque Ouest Africaine de Developpement, 5.0%,
                               7/27/27 (144A)                                                               2,363,577
    4,450,000                  Banque Ouest Africaine de Developpement, 5.5%,
                               5/6/21 (144A)                                                                4,609,399
                                                                                                       --------------
                               Total Multi-National                                                    $   32,214,446
---------------------------------------------------------------------------------------------------------------------
                               Oil & Gas -- 1.5%
    1,480,000                  Apache Corp., 4.25%, 1/15/30                                            $    1,535,084
   13,130,000                  Apache Corp., 4.375%, 10/15/28                                              13,733,827
    6,360,000                  BP Capital Markets Plc, 3.062%, 3/17/22                                      6,522,147
    7,213,000                  Cenovus Energy, Inc., 6.75%, 11/15/39                                        9,189,855
    5,275,000                  CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                 5,636,091
   14,000,000                  EQT Corp., 3.9%, 10/1/27                                                    13,025,629
      215,000                  Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                  215,218
    1,770,000                  Newfield Exploration Co., 5.375%, 1/1/26                                     1,919,766
    1,400,000                  Newfield Exploration Co., 5.625%, 7/1/24                                     1,538,439
   12,720,000                  Noble Energy, Inc., 5.25%, 11/15/43                                         14,332,566
    4,750,000                  Sinopec Group Overseas Development 2014, Ltd.,
                               4.375%, 4/10/24 (144A)                                                       5,124,467
   10,050,000                  Sinopec Group Overseas Development 2015, Ltd.,
                               2.5%, 4/28/20 (144A)                                                        10,057,437
    8,468,000                  Valero Energy Corp., 6.625%, 6/15/37                                        11,204,629
                                                                                                       --------------
                               Total Oil & Gas                                                         $   94,035,155
---------------------------------------------------------------------------------------------------------------------
                               Oil & Gas Services -- 0.0%+
    2,250,000                  Halliburton Co., 7.6%, 8/15/96 (144A)                                   $    3,119,460
                                                                                                       --------------
                               Total Oil & Gas Services                                                $    3,119,460
---------------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- 1.1%
    7,003,000                  AbbVie, Inc., 4.05%, 11/21/39 (144A)                                    $    7,360,553
    5,758,000                  AbbVie, Inc., 4.25%, 11/21/49 (144A)                                         6,113,951
   12,975,000                  AbbVie, Inc., 4.875%, 11/14/48                                              14,990,484
    4,900,000                  Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                              5,288,325
    3,522,000(b)               Becton Dickinson & Co., 2.836% (3 Month USD
                               LIBOR + 88 bps), 12/29/20                                                    3,523,730
    6,225,000                  Cigna Corp., 4.375%, 10/15/28                                                6,896,603
      435,443                  CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                 465,217
    2,449,777                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                               2,762,996
    1,700,277                  CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                               1,982,216
    3,029,303                  CVS Pass-Through Trust, 6.036%, 12/10/28                                     3,384,337
    4,508,328                  CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                               5,750,354
    1,391,000                  Perrigo Finance Unlimited Co., 3.5%, 3/15/21                                 1,404,126

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Pharmaceuticals -- (continued)
    4,570,000                  Perrigo Finance Unlimited Co., 3.9%, 12/15/24                           $    4,697,345
    6,382,000                  Teva Pharmaceutical Finance Netherlands III BV,
                               3.15%, 10/1/26                                                               5,313,015
    5,175,000                  Teva Pharmaceutical Finance Netherlands III BV,
                               7.125%, 1/31/25 (144A)                                                       5,315,760
                                                                                                       --------------
                               Total Pharmaceuticals                                                   $   75,249,012
---------------------------------------------------------------------------------------------------------------------
                               Pipelines -- 3.5%
    3,025,000                  Cameron LNG LLC, 3.302%, 1/15/35 (144A)                                 $    3,055,218
    8,064,000                  Cameron LNG LLC, 3.402%, 1/15/38 (144A)                                      8,093,401
    2,265,000                  Cheniere Energy Partners LP, 4.5%, 10/1/29 (144A)                            2,327,514
    5,595,000                  Cheniere Energy Partners LP, 5.25%, 10/1/25                                  5,830,494
      750,000                  DCP Midstream Operating LP, 5.35%, 3/15/20 (144A)                              753,750
    3,450,000                  DCP Midstream Operating LP, 5.375%, 7/15/25                                  3,751,875
    4,025,000                  DCP Midstream Operating LP, 5.6%, 4/1/44                                     3,894,187
    3,629,000                  Enable Midstream Partners LP, 4.4%, 3/15/27                                  3,624,560
   14,441,000                  Enable Midstream Partners LP, 4.95%, 5/15/28                                14,628,229
   10,550,000                  Enbridge, Inc., 3.7%, 7/15/27                                               11,175,031
    1,149,000                  Energy Transfer Operating LP, 5.5%, 6/1/27                                   1,291,769
    4,085,000                  Energy Transfer Operating LP, 6.0%, 6/15/48                                  4,766,528
    1,125,000                  Energy Transfer Operating LP, 6.125%, 12/15/45                               1,304,692
    4,207,000                  Energy Transfer Operating LP, 6.5%, 2/1/42                                   5,004,243
      510,000                  EnLink Midstream LLC, 5.375%, 6/1/29                                           479,400
    8,316,000                  EnLink Midstream Partners LP, 5.45%, 6/1/47                                  6,715,170
    4,299,000                  EnLink Midstream Partners LP, 5.6%, 4/1/44                                   3,482,190
    3,573,000                  Enterprise Products Operating LLC, 2.8%, 2/15/21                             3,607,098
    4,680,000                  Hess Midstream Operations LP, 5.125%,
                               6/15/28 (144A)                                                               4,738,500
   10,830,000                  Kinder Morgan, Inc., 5.05%, 2/15/46                                         12,153,345
    4,724,000                  Midwest Connector Capital Co. LLC, 4.625%,
                               4/1/29 (144A)                                                                5,160,695
    5,914,000(b)               MPLX LP, 2.785% (3 Month USD LIBOR + 90
                               bps), 9/9/21                                                                 5,932,102
    9,940,000                  MPLX LP, 4.25%, 12/1/27 (144A)                                              10,465,958
    3,875,000                  MPLX LP, 4.875%, 12/1/24                                                     4,212,874
    3,045,000                  MPLX LP, 4.875%, 6/1/25                                                      3,326,483
    6,920,000                  MPLX LP, 5.5%, 2/15/49                                                       7,861,708
   12,125,000                  Phillips 66 Partners LP, 3.75%, 3/1/28                                      12,630,023
   10,675,000                  Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                 11,750,923
    6,730,000                  Sunoco Logistics Partners Operations LP,
                               5.35%, 5/15/45                                                               7,237,743
   10,876,000                  Sunoco Logistics Partners Operations LP,
                               5.4%, 10/1/47                                                               11,825,242
      786,000                  Sunoco Logistics Partners Operations LP,
                               6.1%, 2/15/42                                                                  881,279

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 47

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Pipelines -- (continued)
    2,713,000                  Targa Resources Partners LP/Targa Resources
                               Partners Finance Corp., 5.0%, 1/15/28                                   $    2,767,260
    8,870,000                  Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                          9,112,889
   17,007,000                  Williams Cos., Inc., 5.75%, 6/24/44                                         20,155,756
    2,475,000                  Williams Cos., Inc., 7.75%, 6/15/31                                          3,300,993
                                                                                                       --------------
                               Total Pipelines                                                         $  217,299,122
---------------------------------------------------------------------------------------------------------------------
                               Real Estate -- 0.2%
   10,250,000(a)(c)            AT Securities BV, 5.25% (5 Year USD Swap
                               Rate + 355 bps)                                                         $   10,665,125
                                                                                                       --------------
                               Total Real Estate                                                       $   10,665,125
---------------------------------------------------------------------------------------------------------------------
                               REITs -- 1.7%
    1,350,000                  Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                   $    1,453,936
    2,555,000                  Alexandria Real Estate Equities, Inc., 4.3%, 1/15/26                         2,805,025
    5,957,000                  Boston Properties LP, 3.4%, 6/21/29                                          6,224,698
    3,450,000                  Duke Realty LP, 3.625%, 4/15/23                                              3,586,401
    8,560,000                  Duke Realty LP, 3.75%, 12/1/24                                               9,099,792
    9,500,000                  Essex Portfolio LP, 3.5%, 4/1/25                                             9,974,435
    1,480,000                  Essex Portfolio LP, 3.625%, 5/1/27                                           1,561,649
    6,805,000                  Healthcare Trust of America Holdings LP,
                               3.5%, 8/1/26                                                                 7,103,834
    4,675,000                  Healthcare Trust of America Holdings LP,
                               3.75%, 7/1/27                                                                4,937,856
    2,032,000                  Highwoods Realty LP, 3.2%, 6/15/21                                           2,058,084
    3,390,000                  Highwoods Realty LP, 3.625%, 1/15/23                                         3,501,813
    7,105,000                  Highwoods Realty LP, 4.125%, 3/15/28                                         7,609,286
    6,765,000                  iStar, Inc., 4.25%, 8/1/25                                                   6,839,144
    5,410,000                  iStar, Inc., 4.75%, 10/1/24                                                  5,606,112
    8,596,000                  MPT Operating Partnership LP/MPT Finance Corp.,
                               4.625%, 8/1/29                                                               8,853,880
    1,800,000                  SBA Tower Trust, 2.877%, 7/9/21 (144A)                                       1,806,001
    6,975,000                  SBA Tower Trust, 3.869%, 10/8/24 (144A)                                      7,261,517
    1,520,000                  UDR, Inc., 2.95%, 9/1/26                                                     1,547,663
    6,077,000                  UDR, Inc., 4.0%, 10/1/25                                                     6,563,748
    5,300,000                  UDR, Inc., 4.4%, 1/26/29                                                     5,919,768
                                                                                                       --------------
                               Total REITs                                                             $  104,314,642
---------------------------------------------------------------------------------------------------------------------
                               Retail -- 0.1%
    3,994,000                  AutoZone, Inc., 2.5%, 4/15/21                                           $    4,015,881
                                                                                                       --------------
                               Total Retail                                                            $    4,015,881
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Semiconductors -- 0.2%
    4,470,000                  Broadcom, Inc., 3.625%, 10/15/24 (144A)                                 $    4,648,304
    3,485,000                  Broadcom, Inc., 4.25%, 4/15/26 (144A)                                        3,701,668
                                                                                                       --------------
                               Total Semiconductors                                                    $    8,349,972
---------------------------------------------------------------------------------------------------------------------
                               Software -- 0.2%
    5,501,000                  Fiserv, Inc., 3.8%, 10/1/23                                             $    5,810,965
    5,650,000                  salesforce.com, Inc., 3.7%, 4/11/28                                          6,198,508
                                                                                                       --------------
                               Total Software                                                          $   12,009,473
---------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 0.3%
    5,227,000                  CommScope Technologies LLC, 5.0%,
                               3/15/27 (144A)                                                          $    4,913,380
    3,950,000                  Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)                              4,044,010
    3,989,000                  Level 3 Financing, Inc., 5.375%, 1/15/24                                     4,053,821
                                                                                                       --------------
                               Total Telecommunications                                                $   13,011,211
---------------------------------------------------------------------------------------------------------------------
                               Transportation -- 0.2%
   13,715,000                  Union Pacific Corp., 3.375%, 2/1/35                                     $   14,214,599
                                                                                                       --------------
                               Total Transportation                                                    $   14,214,599
---------------------------------------------------------------------------------------------------------------------
                               Trucking & Leasing -- 0.4%
    6,623,000                  Penske Truck Leasing Co. LP/PTL Finance Corp.,
                               2.7%, 3/14/23 (144A)                                                    $    6,694,104
    4,183,000                  Penske Truck Leasing Co. LP/PTL Finance Corp.,
                               3.35%, 11/1/29 (144A)                                                        4,180,083
    4,825,000                  Penske Truck Leasing Co. LP/PTL Finance Corp.,
                               3.375%, 2/1/22 (144A)                                                        4,927,705
    4,615,000                  Penske Truck Leasing Co. LP/PTL Finance Corp.,
                               4.2%, 4/1/27 (144A)                                                          4,949,167
                                                                                                       --------------
                               Total Trucking & Leasing                                                $   20,751,059
---------------------------------------------------------------------------------------------------------------------
                               Water -- 0.1%
    3,340,000                  Aqua America, Inc., 3.566%, 5/1/29                                      $    3,513,791
                                                                                                       --------------
                               Total Water                                                             $    3,513,791
---------------------------------------------------------------------------------------------------------------------
                               TOTAL CORPORATE BONDS
                               (Cost $1,687,444,651)                                                   $1,778,321,999
---------------------------------------------------------------------------------------------------------------------
                               FOREIGN GOVERNMENT BOND -- 0.2%
                               of Net Assets
                               Mexico -- 0.2%
   13,425,000                  Mexico Government International Bond,
                               4.6%, 2/10/48                                                           $   14,700,509
                                                                                                       --------------
                               Total Mexico                                                            $   14,700,509
---------------------------------------------------------------------------------------------------------------------
                               TOTAL FOREIGN GOVERNMENT BOND
                               (Cost $12,369,708)                                                      $   14,700,509
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 49

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               INSURANCE-LINKED SECURITIES -- 3.0%
                               of Net Assets(f)
                               Event Linked Bonds -- 1.0%
                               Earthquakes -- California -- 0.2%
    2,700,000(b)               Ursa Re, 5.046% (3 Month U.S. Treasury Bill +
                               350 bps), 5/27/20 (144A)                                                $    2,670,030
    2,000,000(b)               Ursa Re, 7.296% (3 Month U.S. Treasury Bill +
                               575 bps), 12/10/22 (144A)                                                    2,002,000
      800,000(b)               Ursa Re, 7.546% (3 Month U.S. Treasury Bill +
                               600 bps), 5/27/20 (144A)                                                       791,120
                                                                                                       --------------
                                                                                                       $    5,463,150
---------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- Chile -- 0.0%+
    1,500,000(b)               International Bank for Reconstruction &
                               Development, 4.21% (3 Month USD LIBOR +
                               250 bps), 2/15/21 (144A)                                                $    1,476,600
---------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- Colombia -- 0.0%+
    1,250,000(b)               International Bank for Reconstruction &
                               Development, 4.71% (3 Month USD LIBOR +
                               300 bps), 2/15/21 (144A)                                                $    1,240,375
---------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- Mexico -- 0.0%+
    1,050,000(b)               International Bank for Reconstruction &
                               Development, 4.21% (3 Month USD LIBOR +
                               250 bps), 2/14/20 (144A)                                                $    1,045,170
---------------------------------------------------------------------------------------------------------------------
                               Earthquakes -- U.S. -- 0.0%+
    1,150,000(b)               Acorn Re, 4.551% (3 Month USD LIBOR +
                               275 bps), 11/10/21 (144A)                                               $    1,134,705
---------------------------------------------------------------------------------------------------------------------
                               Health -- U.S. -- 0.1%
    2,900,000(b)               Vitality Re VII, 3.696% (3 Month U.S. Treasury Bill +
                               215 bps), 1/7/20 (144A)                                                 $    2,899,420
    1,000,000(b)               Vitality Re VII, 4.196% (3 Month U.S. Treasury Bill +
                               265 bps), 1/7/20 (144A)                                                        999,800
                                                                                                       --------------
                                                                                                       $    3,899,220
---------------------------------------------------------------------------------------------------------------------
                               Inland Flood -- U.S. -- 0.0%+
      250,000(b)               FloodSmart Re, 12.794% (3 Month U.S. Treasury Bill +
                               1,125 bps), 3/7/22 (144A)                                               $      249,875
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.3%
    2,000,000(b)               Bowline Re, 6.046% (3 Month U.S. Treasury Bill +
                               450 bps), 5/23/22 (144A)                                                $    1,974,600
    1,350,000(b)               Caelus Re IV, 6.794% (3 Month U.S. Treasury Bill +
                               525 bps), 3/6/20 (144A)                                                      1,354,860
    1,000,000(b)               Caelus Re V, 2.044% (1 Month U.S. Treasury Bill +
                               50 bps), 6/5/20 (144A)                                                         410,000
      750,000(b)               Caelus Re V, 4.674% (3 Month U.S. Treasury Bill +
                               313 bps), 6/5/20 (144A)                                                        734,475
    2,000,000(b)               Kilimanjaro Re, 6.783% (3 Month USD LIBOR +
                               494 bps), 5/6/22 (144A)                                                      1,968,000

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- (continued)
    2,600,000(b)               Kilimanjaro II Re, 7.909% (6 Month USD LIBOR +
                               630 bps), 4/20/21 (144A)                                                $    2,574,000
      500,000(b)               Kilimanjaro II Re, 7.929% (6 Month USD LIBOR +
                               630 bps), 4/21/22 (144A)                                                       495,000
    3,500,000(b)               Kilimanjaro II Re, 9.519% (6 Month USD LIBOR +
                               791 bps), 4/20/21 (144A)                                                     3,450,650
    1,250,000+(b)              Panthera Re, 5.044% (3 Month U.S. Treasury Bill +
                               350 bps), 3/9/20 (144A)                                                      1,267,875
    2,500,000(b)               Residential Reinsurance 2016, 5.514% (3 Month
                               U.S. Treasury Bill + 397 bps), 12/6/20 (144A)                                2,476,000
    1,600,000(b)               Sanders Re, 4.591% (6 Month USD LIBOR + 299
                               bps), 12/6/21 (144A)                                                         1,562,240
    1,000,000(b)               Skyline Re, 4.044% (3 Month U.S. Treasury Bill +
                               250 bps), 1/6/20 (144A)                                                        995,000
                                                                                                       --------------
                                                                                                       $   19,262,700
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. Regional -- 0.1%
    2,500,000(b)               Long Point Re III, 4.294% (3 Month U.S. Treasury
                               Bill + 275 bps), 6/1/22 (144A)                                          $    2,475,750
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. & Canada -- 0.1%
    4,000,000(b)               Kilimanjaro III Re, 11.044% (3 Month U.S. Treasury
                               Bill + 950 bps), 12/19/23 (144A)                                        $    3,994,000
      500,000(b)               Mona Lisa Re, Series B, 9.546% (3 Month U.S.
                               Treasury Bill + 800 bps), 1/9/23                                               500,000
                                                                                                       --------------
                                                                                                       $    4,494,000
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.1%
    1,500,000(b)               Galilei Re, 6.421% (6 Month USD LIBOR + 479 bps),
                               1/8/21 (144A)                                                           $    1,494,600
    1,300,000(b)               Galilei Re, 6.651% (6 Month USD LIBOR + 479 bps),
                               1/8/20 (144A)                                                                1,299,870
    1,200,000(b)               Galilei Re, 7.231% (6 Month USD LIBOR + 560 bps),
                               1/8/21 (144A)                                                                1,195,200
    1,300,000(b)               Galilei Re, 7.461% (6 Month USD LIBOR + 560 bps),
                               1/8/20 (144A)                                                                1,299,870
    1,400,000(b)               Galilei Re, 8.641% (6 Month USD LIBOR + 678 bps),
                               1/8/20 (144A)                                                                1,399,720
    1,500,000(b)               Galilei Re, 8.661% (6 Month USD LIBOR + 678 bps),
                               1/8/21 (144A)                                                                1,492,200
                                                                                                       --------------
                                                                                                       $    8,181,460
---------------------------------------------------------------------------------------------------------------------
                               Pandemic -- Worldwide -- 0.0%+
    1,700,000(b)               International Bank for Reconstruction &
                               Development, 8.713% (6 Month USD LIBOR +
                               690 bps), 7/15/20 (144A)                                                $    1,703,910
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 51

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Florida -- 0.1%
    1,400,000(b)               Casablanca Re, 5.516% (6 Month USD LIBOR +
                               402 bps), 6/4/20 (144A)                                                 $    1,414,000
    3,250,000(b)               Everglades Re II, 6.774% (3 Month U.S. Treasury
                               Bill + 523 bps), 5/8/20 (144A)                                               3,272,750
                                                                                                       --------------
                                                                                                       $    4,686,750
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Japan -- 0.0%+
      500,000(b)               Aozora Re, 4.193% (6 Month USD LIBOR + 229 bps),
                               4/7/20 (144A)                                                           $      465,000
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Louisiana -- 0.0%+
      250,000(b)               Pelican IV Re, 3.545% (6 Month USD LIBOR +
                               204 bps), 5/5/20 (144A)                                                 $      249,125
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Texas -- 0.0%+
    1,700,000(b)               Alamo Re, 5.356% (3 Month U.S. Treasury Bill +
                               381 bps), 6/8/20 (144A)                                                 $    1,708,330
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- U.S. Multistate -- 0.0%+
    1,000,000(b)               Citrus Re, 2.044% (1 Month U.S. Treasury Bill +
                               50 bps), 4/9/20 (144A)                                                  $      250,000
                                                                                                       --------------
                               Total Event Linked Bonds                                                $   57,986,120
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                               Collateralized Reinsurance -- 0.3%
                               Earthquakes -- California -- 0.0%+
    2,500,000+(g)              Adare Re, 1/31/21                                                       $    2,406,675
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Massachusetts -- 0.0%+
    3,000,000+(g)(h)           Denning Re 2019, 7/31/20                                                $    3,012,910
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. -- 0.0%+
      600,000+(g)(h)           Dingle Re 2019, 2/1/20                                                  $      612,315
    2,800,000+(g)(h)           Kingsbarns Re 2017, 5/19/20                                                      2,800
    2,000,000+(g)(h)           Port Royal Re 2019, 5/31/20                                                  2,020,060
    1,600,000+(g)(h)           Riviera Re 2019, 5/31/20                                                     1,611,731
                                                                                                       --------------
                                                                                                       $    4,246,906
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- U.S. Regional -- 0.1%
    2,500,000+(g)(h)           Ailsa Re 2019, 6/30/20                                                  $    2,598,291
    2,500,000+(g)(h)           Ocean View Re 2019, 6/30/20                                                  2,503,259
                                                                                                       --------------
                                                                                                       $    5,101,550
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 0.1%
    4,918,415+(g)(h)           Kilarney Re 2018, 4/15/20                                               $    2,482,816
       28,000+(h)              Limestone Re 2016-1, 8/31/21                                                    33,928
       82,000+(h)              Limestone Re 2016-1, 8/31/21                                                    99,359
    1,500,000+(g)(h)           Limestone Re 2019-2, 3/1/23 (144A)                                           1,500,150

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- (continued)
    1,420,000+(g)              Limestone Re, 2020-1, 3/1/24                                            $    1,420,000
    1,500,000+(g)(h)           Mid Ocean Re 2019, 7/31/20                                                   1,468,043
    3,600,000+(g)(h)           Resilience Re, 4/6/20                                                              360
      567,400+(g)(h)           Seminole Re 2018, 1/15/20                                                      110,359
      142,857+(g)(h)           Seminole Re 2019, 1/31/20                                                      145,785
      553,333+(g)(h)           Walton Health Re 2018, 6/15/20                                                 276,667
      350,000+(g)(h)           Walton Health Re 2019, 6/30/20                                                 320,475
                                                                                                       --------------
                                                                                                       $    7,857,942
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- Florida -- 0.0%+
    1,500,000+(g)(h)           Formby Re 2018, 2/28/20                                                 $      475,296
      511,212+(g)(h)           Formby Re 2018-2, 3/31/20                                                        4,192
                                                                                                       --------------
                                                                                                       $      479,488
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- North Carolina -- 0.0%+
    1,500,000+(g)(h)           Lahinch Re 2019, 5/31/20                                                $    1,522,205
---------------------------------------------------------------------------------------------------------------------
                               Windstorm -- U.S. Regional -- 0.1%
    1,000,000+(g)(h)           Oakmont Re 2017, 4/15/20                                                $       29,400
    2,500,000+(g)(h)           Oakmont Re 2019, 4/30/20                                                     1,730,750
      250,000+(h)              Resilience Re, 6/15/20                                                         121,250
                                                                                                       --------------
                                                                                                       $    1,881,400
                                                                                                       --------------
                               Total Collateralized Reinsurance                                        $   26,509,076
---------------------------------------------------------------------------------------------------------------------
                               Industry Loss Warranties -- 0.1%
                               Multiperil -- U.S. -- 0.1%
    2,300,000+(g)(h)           Cypress Re 2019, 1/31/20                                                $    2,345,722
                                                                                                       --------------
                               Total Industry Loss Warranties                                          $    2,345,722
---------------------------------------------------------------------------------------------------------------------
                               Reinsurance Sidecars -- 1.6%
                               Multiperil -- U.S. -- 0.1%
    3,000,000+(g)(h)           Carnoustie Re 2015, 7/31/20                                             $        9,600
    3,600,000+(g)(h)           Carnoustie Re 2016, 11/30/20                                                    97,200
    4,500,000+(g)(h)           Carnoustie Re 2017, 11/30/21                                                   611,325
    2,000,000+(h)              Carnoustie Re 2018, 12/31/21                                                    22,400
    1,139,928+(g)(h)           Carnoustie Re 2019, 12/31/22                                                 1,260,646
    1,300,000+(g)(h)           Castle Stuart Re 2018, 12/1/21                                               1,096,420
    2,000,000+(g)(i)           Harambee Re 2018, 12/31/21                                                     310,200
    5,000,000+(g)(i)           Harambee Re 2019, 12/31/22                                                   5,552,500
    1,000,000+(g)(h)           Prestwick Re 2015-1, 7/31/20                                                    17,000
    1,200,007+(g)(h)           Sector Re V, Series 7, Class G, 3/1/22 (144A)                                  191,073
                                                                                                       --------------
                                                                                                       $    9,168,364
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- 1.5%
      440,000+(g)              Alturas Re, 12/9/23                                                     $      440,000
    2,800,000+(g)(h)           Alturas Re 2019-1, 3/10/22                                                   3,062,360

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 53

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- (continued)
      550,000+(g)(h)           Alturas Re 2019-2, 3/10/23                                              $      625,790
      250,000+(g)(h)           Alturas Re 2019-3, 9/12/23                                                     272,275
    1,735,000+(g)              Alturas Re, 2020-2R, 3/10/23                                                 1,735,000
      900,000+(g)(h)           Arlington Re 2015, 2/1/20                                                       43,740
    2,000,000+(g)(h)           Bantry Re 2016, 3/30/20                                                        161,200
    1,500,000+(g)(h)           Bantry Re 2017, 3/31/20                                                        354,150
    2,000,000+(g)(h)           Bantry Re 2018, 12/31/21                                                        22,800
    5,000,000+(g)(h)           Bantry Re 2019, 12/31/22                                                     5,292,849
    2,000,000+(g)(h)           Berwick Re 2017-1, 2/1/20                                                       66,200
   10,192,268+(g)(h)           Berwick Re 2018-1, 12/31/21                                                  1,627,705
    7,281,734+(g)(h)           Berwick Re 2019-1, 12/31/22                                                  7,537,323
    1,250,000+(g)(i)           Blue Lotus Re 2018, 12/31/21                                                 1,372,125
      125,000+(h)              Eden Re II, 3/22/22 (144A)                                                     163,300
      185,850+(h)              Eden Re II, 3/22/22 (144A)                                                     208,264
      600,000+(g)(h)           Eden Re II, 3/22/23 (144A)                                                     624,240
    5,906,150+(g)(h)           Eden Re II, 3/22/23 (144A)                                                   6,140,624
    2,600,000+(g)              Eden Re II, 3/22/24 (144A)                                                   2,600,000
    6,400,000+(g)              Eden Re II, 3/22/24 (144A)                                                   6,400,000
    3,500,000+(h)              Gleneagles Re 2016, 11/30/20                                                   109,200
    1,000,000+(g)(h)           Gleneagles Re 2018, 12/31/21                                                   118,300
      886,832+(g)(h)           Gleneagles Re 2019, 12/31/22                                                   965,316
    2,118,314+(g)(h)           Gullane Re 2018, 12/31/21                                                    1,988,043
       72,000+(h)              Limestone Re 2018, 3/1/22                                                      246,650
      500,000+(g)(h)           Limestone Re 2019, 9/9/22                                                      552,500
      500,000+(g)(i)           Lion Rock Re 2019, 1/31/20                                                     550,800
    5,000,000+(g)(i)           Lorenz Re 2018, 7/1/21                                                         507,500
    2,993,180+(g)(i)           Lorenz Re 2019, 6/30/22                                                      2,609,754
    7,000,000+(g)(h)           Merion Re 2018-2, 12/31/21                                                   7,126,000
    1,000,000+(g)(i)           NCM Re 2019, 12/31/22                                                        1,072,600
    3,600,000+(h)              Pangaea Re 2015-1, 2/1/20                                                        4,709
    4,000,000+(h)              Pangaea Re 2015-2, 5/29/20                                                       5,964
    4,500,000+(h)              Pangaea Re 2016-1, 11/30/20                                                      9,989
    3,000,000+(h)              Pangaea Re 2016-2, 11/30/20                                                      8,928
    3,000,000+(g)(h)           Pangaea Re 2017-1, 11/30/21                                                     48,300
    3,800,000+(g)(h)           Pangaea Re 2018-1, 12/31/21                                                    223,440
    6,500,000+(g)(h)           Pangaea Re 2018-3, 7/1/22                                                      134,832
    4,017,011+(g)(h)           Pangaea Re 2019-1, 2/1/23                                                    3,996,123
    4,779,537+(g)(h)           Pangaea Re 2019-3, 7/1/23                                                    4,649,056
    2,100,000+(g)(h)           Sector Re V, 12/1/23 (144A)                                                  1,702,178
    2,000,000+(g)              Sector Re V, 12/1/24 (144A)                                                  2,010,373
      400,000+(g)(h)           Sector Re V, Series 8, Class D, 12/1/23 (144A)                                 324,224
          758+(h)              Sector Re V, Series 8, Class F, 3/1/23 (144A)                                   46,358
        2,557+(h)              Sector Re V, Series 8, Class G, 3/1/23 (144A)                                  112,616
    1,500,000+(g)(h)           Sector Re V, Series 9, Class A, 3/1/24 (144A)                                1,189,246

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Multiperil -- Worldwide -- (continued)
      900,000+(g)(h)           Sector Re V, Series 9, Class G, 3/1/24 (144A)                           $    1,034,732
    3,000,000+(g)(h)           St. Andrews Re 2017-1, 2/1/20                                                  203,400
    1,737,984+(g)(h)           St. Andrews Re 2017-4, 6/1/20                                                  171,018
    3,599,594+(g)              Thopas Re, 12/31/23                                                          3,599,594
      500,000+(g)(i)           Thopas Re 2018, 12/31/21                                                        37,050
    3,000,000+(g)(i)           Thopas Re 2019, 12/31/22                                                     2,961,600
    4,000,000+(g)(h)           Versutus Re 2017, 11/30/21                                                      52,800
    2,000,000+(g)(h)           Versutus Re 2018, 12/31/21                                                          --
    1,765,095+(g)(h)           Versutus Re 2019-A, 12/31/21                                                 1,964,551
    1,734,905+(g)(h)           Versutus Re 2019-B, 12/31/21                                                 1,930,949
    1,000,000+(g)(i)           Viribus Re 2018, 12/31/21                                                       55,300
    3,650,000+(g)(i)           Viribus Re 2019, 12/31/22                                                    4,499,355
    1,623,326+(g)(h)           Woburn Re 2018, 12/31/21                                                       324,990
    4,979,452+(g)(h)           Woburn Re 2019, 12/31/22                                                     5,151,243
                                                                                                       --------------
                                                                                                       $   91,049,526
                                                                                                       --------------
                               Total Reinsurance Sidecars                                              $  100,217,890
---------------------------------------------------------------------------------------------------------------------
                               TOTAL INSURANCE-LINKED SECURITIES
                               (Cost $191,517,122)                                                     $  187,058,808
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------------
                               MUNICIPAL BONDS -- 0.2% of Net Assets(j)
                               Municipal General -- 0.0%+
    2,335,000                  Virginia Commonwealth Transportation Board,
                               Transportation Capital Projects, 4.0%, 5/15/32                          $    2,547,602
                                                                                                       --------------
                               Total Municipal General                                                 $    2,547,602
---------------------------------------------------------------------------------------------------------------------
                               Municipal Higher Education -- 0.2%
      525,000                  Amherst College, 3.794%, 11/1/42                                        $      559,964
    7,425,000                  Massachusetts Development Finance Agency, Harvard
                               University, Series A, 5.0%, 7/15/40                                         10,633,491
                                                                                                       --------------
                               Total Municipal Higher Education                                        $   11,193,455
---------------------------------------------------------------------------------------------------------------------
                               Municipal Transportation -- 0.0%+
      600,000                  Port Authority of New York & New Jersey,
                               Consolidated-174TH, 4.458%, 10/1/62                                     $      733,920
                                                                                                       --------------
                               Total Municipal Transportation                                          $      733,920
---------------------------------------------------------------------------------------------------------------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $13,892,320)                                                      $   14,474,977
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 55

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               SENIOR SECURED FLOATING RATE LOAN
                               INTERESTS -- 1.5% of Net Assets*(b)
                               Automobile -- 0.2%
    3,115,354                  American Axle & Manufacturing, Inc., Tranche B Term
                               Loan, 4.068% (LIBOR + 225 bps), 4/6/24                                  $    3,112,432
    1,340,216                  Cooper-Standard Automotive, Inc., Additional Term
                               B-1 Loan, 3.799% (LIBOR + 200 bps), 11/2/23                                  1,265,834
    1,153,630                  CWGS Group LLC (aka Camping World, Inc.), Term
                               Loan, 4.444% (LIBOR + 275 bps), 11/8/23                                      1,092,343
    1,396,667                  Goodyear Tire & Rubber Co., Second Lien Term Loan,
                               3.97% (LIBOR + 200 bps), 3/3/25                                              1,400,158
      725,794                  Navistar, Inc., Tranche B Term Loan, 5.24% (LIBOR +
                               350 bps), 11/6/24                                                              724,887
    1,334,117                  TI Group Automotive Systems LLC, Initial US Term
                               Loan, 4.299% (LIBOR + 250 bps), 6/30/22                                      1,341,065
                                                                                                       --------------
                               Total Automobile                                                        $    8,936,719
---------------------------------------------------------------------------------------------------------------------
                               Beverage, Food & Tobacco -- 0.1%
    1,673,075                  Darling Ingredients, Inc. (fka Darling International,
                               Inc.), Term B Loan, 3.8% (LIBOR + 200
                               bps), 12/18/24                                                          $    1,678,931
    3,710,755                  JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
                               3.799% (LIBOR + 200 bps), 5/1/26                                             3,741,569
                                                                                                       --------------
                               Total Beverage, Food & Tobacco                                          $    5,420,500
---------------------------------------------------------------------------------------------------------------------
                               Broadcasting & Entertainment -- 0.0%+
    1,820,438                  Sinclair Television Group, Inc., Tranche B-2b Term Loan,
                               4.24% (LIBOR + 250 bps), 9/30/26                                        $    1,829,256
                                                                                                       --------------
                               Total Broadcasting & Entertainment                                      $    1,829,256
---------------------------------------------------------------------------------------------------------------------
                               Buildings & Real Estate -- 0.0%+
       47,419                  Builders FirstSource, Inc., Refinancing Term Loan,
                               4.799% (LIBOR + 300 bps), 2/29/24                                       $       47,644
    1,584,465                  Uniti Group, Inc., Shortfall Term Loan, 6.799%
                               (LIBOR + 500 bps), 10/24/22                                                  1,559,510
                                                                                                       --------------
                               Total Buildings & Real Estate                                           $    1,607,154
---------------------------------------------------------------------------------------------------------------------
                               Chemicals, Plastics & Rubber -- 0.0%+
      989,924                  Axalta Coating Systems Dutch Holding B BV (Axalta
                               Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
                               Loan, 3.695% (LIBOR + 175 bps), 6/1/24                                  $      993,513
      486,153                  Berry Global, Inc. (fka Berry Plastics Corp.), Term X
                               Loan, 3.715% (LIBOR + 200 bps), 1/19/24                                        488,735
      234,038                  Element Solutions, Inc. (Macdermid, Inc.), Tranche
                               B-1 Term Loan, 3.799% (LIBOR + 200 bps), 1/31/26                               235,611
      511,929                  Omnova Solutions, Inc., Term B-2 Loan, 5.049%
                               (LIBOR + 325 bps), 8/25/23                                                     512,251
    1,349,145                  Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                               4.609% (LIBOR + 275 bps), 9/23/24                                            1,353,151
                                                                                                       --------------
                               Total Chemicals, Plastics & Rubber                                      $    3,583,261
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Computers & Electronics -- 0.1%
    1,055,011                  Energy Acquisition LP (aka Electrical Components
                               International), First Lien Initial Term Loan,
                               6.195% (LIBOR + 425 bps), 6/26/25                                       $      981,160
    2,135,722                  Microchip Technology, Inc., Initial Term Loan, 3.8%
                               (LIBOR + 200 bps), 5/29/25                                                   2,157,080
      796,045                  ON Semiconductor Corp., 2019 New Replacement
                               Term B-4 Loan, 3.799% (LIBOR + 200 bps), 9/19/26                               802,786
                                                                                                       --------------
                               Total Computers & Electronics                                           $    3,941,026
---------------------------------------------------------------------------------------------------------------------
                               Diversified & Conglomerate Service -- 0.2%
      560,830                  Bright Horizons Family Solutions LLC (fka Bright
                               Horizons Family Solutions, Inc.), Term B Loan,
                               3.549% (LIBOR + 175 bps), 11/7/23                                       $      566,088
      979,652                  Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                               Closing Date Term Loan, 4.299% (LIBOR +
                               250 bps), 3/1/24                                                               984,448
      477,736                  Filtration Group Corp., Initial Dollar Term Loan, 4.799%
                               (LIBOR + 300 bps), 3/29/25                                                     480,304
    2,316,391                  NVA Holdings, Inc., First Lien Term B-3 Loan, 6.5%
                               (PRIME + 175 bps), 2/2/25                                                    2,317,297
    1,069,750                  Team Health Holdings, Inc., Initial Term Loan, 4.549%
                               (LIBOR + 275 bps), 2/6/24                                                      870,317
                                                                                                       --------------
                               Total Diversified & Conglomerate Service                                $    5,218,454
---------------------------------------------------------------------------------------------------------------------
                               Electric & Electrical -- 0.0%+
    1,199,495                  Dell International LLC (EMC Corp.), Refinancing Term
                               B-1 Loan, 3.8% (LIBOR + 200 bps), 9/19/25                               $    1,208,969
      458,254                  Rackspace Hosting, Inc., First Lien Term B Loan,
                               4.902% (LIBOR + 300 bps), 11/3/23                                              449,089
                                                                                                       --------------
                               Total Electric & Electrical                                             $    1,658,058
---------------------------------------------------------------------------------------------------------------------
                               Electronics -- 0.2%
      125,865                  Avast Software BV, 2018 Refinancing Dollar Term
                               Loan, 4.195% (LIBOR + 225 bps), 9/29/23                                 $      127,025
    4,923,132                  Scientific Games International, Inc., Initial Term B-5
                               Loan, 4.549% (LIBOR + 275 bps), 8/14/24                                      4,943,351
    4,151,148                  Western Digital Corp., US Term B-4 Loan, 3.452%
                               (LIBOR + 175 bps), 4/29/23                                                   4,177,939
                                                                                                       --------------
                               Total Electronics                                                       $    9,248,315
---------------------------------------------------------------------------------------------------------------------
                               Environmental Services -- 0.0%+
      950,788                  GFL Environmental, Inc., Effective Date Incremental
                               Term Loan, 4.799% (LIBOR + 300 bps), 5/30/25                            $      953,420
                                                                                                       --------------
                               Total Environmental Services                                            $      953,420
---------------------------------------------------------------------------------------------------------------------
                               Financial Services -- 0.1%
    2,370,007                  RPI Finance Trust, Initial Term B-6 Loan, 3.799%
                               (LIBOR + 200 bps), 3/27/23                                              $    2,392,062

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 57

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Financial Services -- (continued)
    1,159,320                  Trans Union LLC 2019 Replacement Term B-5 Loan,
                               3.549% (LIBOR + 175 bps), 11/16/26                                      $    1,165,751
                                                                                                       --------------
                               Total Financial Services                                                $    3,557,813
---------------------------------------------------------------------------------------------------------------------
                               Healthcare -- 0.0%+
      727,215                  Grifols Worldwide Operations Ltd. Dollar Tranche B
                               Term Loan, 3.74% (LIBOR + 200 bps), 11/15/27                            $      734,078
                                                                                                       --------------
                               Total Healthcare                                                        $      734,078
---------------------------------------------------------------------------------------------------------------------
                               Healthcare & Pharmaceuticals -- 0.1%
      714,260                  Alkermes, Inc., 2023 Term Loan, 3.99% (LIBOR +
                               225 bps), 3/27/23                                                       $      712,028
      488,750                  Alphabet Holding Co., Inc. (aka Nature's Bounty),
                               First Lien Initial Term Loan, 5.299% (LIBOR +
                               350 bps), 9/26/24                                                              472,458
    4,970,781                  Endo Luxembourg Finance Co. I S.a r.l., Initial Term
                               Loan, 6.063% (LIBOR + 425 bps), 4/29/24                                      4,735,559
      396,931                  Gentiva Health Services, Inc., First Lien Closing Date
                               Initial Term Loan, 5.563% (LIBOR + 375 bps), 7/2/25                            399,536
    1,401,943                  HCA, Inc. Tranche B-13 Term Loan, 3.549% (LIBOR +
                               175 bps), 3/18/26                                                            1,411,581
      700,000                  Sotera Health Holdings LLC, First Lien Initial Term
                               Loan, 6.289% (LIBOR + 450 bps), 12/11/26                                       703,208
                                                                                                       --------------
                               Total Healthcare & Pharmaceuticals                                      $    8,434,370
---------------------------------------------------------------------------------------------------------------------
                               Healthcare, Education & Childcare -- 0.0%+
      760,000                  Alliance HealthCare Services, Inc., First Lien Initial
                               Term Loan, 6.299% (LIBOR + 450 bps), 10/24/23                           $      695,400
      528,978                  Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                               International, Inc.), Initial Term Loan, 4.74%
                               (LIBOR + 300 bps), 6/2/25                                                      532,862
    2,182,923                  KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                               Term B-3 Loan, 5.695% (LIBOR + 375 bps), 2/21/25                             2,191,109
    1,043,506                  Select Medical Corp., Tranche B Term Loan, 4.58%
                               (LIBOR + 250 bps), 3/6/25                                                    1,047,080
                                                                                                       --------------
                               Total Healthcare, Education & Childcare                                 $    4,466,451
---------------------------------------------------------------------------------------------------------------------
                               Hotel, Gaming & Leisure -- 0.0%+
    1,415,451                  1011778 BC Unlimited Liability Co. (New Red Finance,
                               Inc.) (aka Burger King/Tim Hortons), Term B-4
                               Loan, 3.549% (LIBOR + 175 bps), 11/19/26                                $    1,418,981
                                                                                                       --------------
                               Total Hotel, Gaming & Leisure                                           $    1,418,981
---------------------------------------------------------------------------------------------------------------------
                               Insurance -- 0.1%
    3,810,097                  Asurion LLC (fka Asurion Corp.), New Term B-7 Loan,
                               4.799% (LIBOR + 300 bps), 11/3/24                                       $    3,835,499
      420,807                  MPH Acquisition Holdings LLC, Initial Term Loan,
                               4.695% (LIBOR + 275 bps), 6/7/23                                               416,249

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Insurance -- (continued)
      830,875                  USI, Inc. (fka Compass Investors, Inc.), 2017 New
                               Term Loan, 4.945% (LIBOR + 300 bps), 5/16/24                            $      831,810
                                                                                                       --------------
                               Total Insurance                                                         $    5,083,558
---------------------------------------------------------------------------------------------------------------------
                               Leasing -- 0.1%
      941,582                  Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
                               3.515% (LIBOR + 175 bps), 1/15/25                                       $      948,644
    2,701,875                  IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                               Tranche B-1 Term Loan, 5.649% (LIBOR +
                               375 bps), 9/11/23                                                            2,708,630
                                                                                                       --------------
                               Total Leasing                                                           $    3,657,274
---------------------------------------------------------------------------------------------------------------------
                               Leisure & Entertainment -- 0.0%+
      547,520                  AMC Entertainment Holdings, Inc. (fka AMC
                               Entertainment, Inc.), Term B-1 Loan, 4.8% (LIBOR +
                               300 bps), 4/22/26                                                       $      552,174
      316,384                  Fitness International LLC, Term B Loan, 5.049%
                               (LIBOR + 325 bps), 4/18/25                                                     316,681
    1,250,953                  Six Flags Theme Parks, Inc., Tranche B Term Loan,
                               3.55% (LIBOR + 175 bps), 4/17/26                                             1,258,459
                                                                                                       --------------
                               Total Leisure & Entertainment                                           $    2,127,314
---------------------------------------------------------------------------------------------------------------------
                               Machinery -- 0.1%
    1,153,342                  NN, Inc., Tranche B Term Loan, 7.049% (LIBOR +
                               525 bps), 10/19/22                                                      $    1,127,392
                                                                                                       --------------
                               Total Machinery                                                         $    1,127,392
---------------------------------------------------------------------------------------------------------------------
                               Metals & Mining -- 0.0%+
      498,223                  BWay Holding Co., Initial Term Loan, 5.234%
                               (LIBOR + 325 bps), 4/3/24                                               $      497,366
                                                                                                       --------------
                               Total Metals & Mining                                                   $      497,366
---------------------------------------------------------------------------------------------------------------------
                               Professional & Business Services -- 0.0%+
      982,500                  Lamar Media Corp., Term B Loan, 3.563% (LIBOR +
                               175 bps), 3/14/25                                                       $      991,097
                                                                                                       --------------
                               Total Professional & Business Services                                  $      991,097
---------------------------------------------------------------------------------------------------------------------
                               Retail -- 0.0%+
      532,325                  Staples, Inc., 2019 Refinancing New Term B-2 Loan,
                               6.191% (LIBOR + 450 bps), 9/12/24                                       $      525,338
                                                                                                       --------------
                               Total Retail                                                            $      525,338
---------------------------------------------------------------------------------------------------------------------
                               Securities & Trusts -- 0.1%
    4,780,000                  Stonepeak Lonestar Holdings LLC, Initial Term Loan,
                               6.299% (LIBOR + 450 bps), 10/19/26                                      $    4,726,225
                                                                                                       --------------
                               Total Securities & Trusts                                               $    4,726,225
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 59

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               Telecommunications -- 0.1%
    4,095,056                  CenturyLink, Inc., Initial Term B Loan, 4.549%
                               (LIBOR + 275 bps), 1/31/25                                              $    4,116,670
      891,000                  Ciena Corp., Refinancing Term Loan, 3.765%
                               (LIBOR + 200 bps), 9/26/25                                                     896,383
      898,766                  Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
                               Tranche B-1 Term Loan, 3.549% (LIBOR +
                               175 bps), 2/15/24                                                              904,783
      809,587                  Level 3 Financing, Inc., Tranche B 2027 Term Loan,
                               3.549% (LIBOR + 175 bps), 3/1/27                                               814,478
    1,264,250                  Sprint Communications, Inc., Initial Term Loan,
                               4.313% (LIBOR + 250 bps), 2/2/24                                             1,255,945
                                                                                                       --------------
                               Total Telecommunications                                                $    7,988,259
---------------------------------------------------------------------------------------------------------------------
                               Utilities -- 0.0%+
      919,812                  Eastern Power LLC (Eastern Covert Midco LLC)
                               (aka TPF II LC LLC), Term Loan, 5.549% (LIBOR +
                               375 bps), 10/2/23                                                       $      923,620
      623,924                  Vistra Operations Co. LLC (fka Tex Operations Co. LLC)
                               2018 Incremental Term Loan, 3.537% (LIBOR +
                               175 bps), 12/31/25                                                             628,331
                                                                                                       --------------
                               Total Utilities                                                         $    1,551,951
---------------------------------------------------------------------------------------------------------------------
                               TOTAL SENIOR SECURED FLOATING RATE
                               LOAN INTERESTS
                               (Cost $89,326,871)                                                      $   89,283,630
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               25.0% of Net Assets
      954,986                  Fannie Mae, 2.5%, 7/1/30                                                $      968,484
      981,553                  Fannie Mae, 2.5%, 7/1/30                                                       995,612
    1,655,218                  Fannie Mae, 2.5%, 7/1/30                                                     1,680,617
      213,798                  Fannie Mae, 2.5%, 12/1/42                                                      212,106
      216,313                  Fannie Mae, 2.5%, 12/1/42                                                      215,270
      198,439                  Fannie Mae, 2.5%, 1/1/43                                                       197,487
       80,761                  Fannie Mae, 2.5%, 2/1/43                                                        80,372
      109,679                  Fannie Mae, 2.5%, 2/1/43                                                       108,472
    2,201,898                  Fannie Mae, 2.5%, 2/1/43                                                     2,191,281
      310,349                  Fannie Mae, 2.5%, 3/1/43                                                       308,853
      115,827                  Fannie Mae, 2.5%, 4/1/43                                                       115,268
      243,528                  Fannie Mae, 2.5%, 8/1/43                                                       242,354
      203,527                  Fannie Mae, 2.5%, 12/1/43                                                      202,546
      159,655                  Fannie Mae, 2.5%, 3/1/44                                                       158,885
      195,635                  Fannie Mae, 2.5%, 4/1/45                                                       194,691
      300,941                  Fannie Mae, 2.5%, 4/1/45                                                       299,490
      394,061                  Fannie Mae, 2.5%, 4/1/45                                                       392,162
      405,617                  Fannie Mae, 2.5%, 4/1/45                                                       403,660
      416,978                  Fannie Mae, 2.5%, 4/1/45                                                       414,970
      517,456                  Fannie Mae, 2.5%, 4/1/45                                                       514,960

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    1,109,196                  Fannie Mae, 2.5%, 4/1/45                                                $    1,103,846
    1,250,274                  Fannie Mae, 2.5%, 4/1/45                                                     1,244,244
       68,662                  Fannie Mae, 2.5%, 5/1/45                                                        68,331
       74,230                  Fannie Mae, 2.5%, 7/1/45                                                        73,872
      246,557                  Fannie Mae, 2.5%, 8/1/45                                                       245,368
       85,646                  Fannie Mae, 2.5%, 1/1/46                                                        85,202
    2,544,636                  Fannie Mae, 3.0%, 9/1/28                                                     2,635,395
    2,461,656                  Fannie Mae, 3.0%, 10/1/30                                                    2,539,193
      950,113                  Fannie Mae, 3.0%, 4/1/31                                                       978,210
   14,341,178                  Fannie Mae, 3.0%, 8/1/42                                                    14,776,424
    3,537,110                  Fannie Mae, 3.0%, 9/1/42                                                     3,643,892
    1,061,233                  Fannie Mae, 3.0%, 12/1/42                                                    1,093,820
    2,033,809                  Fannie Mae, 3.0%, 2/1/43                                                     2,096,267
      552,399                  Fannie Mae, 3.0%, 5/1/43                                                       569,363
    7,392,380                  Fannie Mae, 3.0%, 5/1/43                                                     7,612,892
      516,796                  Fannie Mae, 3.0%, 7/1/43                                                       532,187
    1,289,246                  Fannie Mae, 3.0%, 8/1/43                                                     1,327,313
    3,633,187                  Fannie Mae, 3.0%, 9/1/43                                                     3,740,465
      672,151                  Fannie Mae, 3.0%, 3/1/45                                                       691,934
    5,646,694                  Fannie Mae, 3.0%, 6/1/45                                                     5,826,832
      590,620                  Fannie Mae, 3.0%, 5/1/46                                                       611,120
      743,379                  Fannie Mae, 3.0%, 5/1/46                                                       766,195
    4,166,918                  Fannie Mae, 3.0%, 9/1/46                                                     4,267,788
    7,673,608                  Fannie Mae, 3.0%, 10/1/46                                                    7,859,365
    7,820,348                  Fannie Mae, 3.0%, 11/1/46                                                    8,009,662
    6,479,265                  Fannie Mae, 3.0%, 1/1/47                                                     6,704,161
    2,491,061                  Fannie Mae, 3.0%, 3/1/47                                                     2,551,332
    3,889,299                  Fannie Mae, 3.0%, 9/1/49                                                     4,024,236
    2,118,393                  Fannie Mae, 3.5%, 6/1/28                                                     2,203,022
      879,899                  Fannie Mae, 3.5%, 11/1/40                                                      927,323
      451,988                  Fannie Mae, 3.5%, 10/1/41                                                      482,000
    3,382,061                  Fannie Mae, 3.5%, 11/1/41                                                    3,536,512
      385,534                  Fannie Mae, 3.5%, 6/1/42                                                       407,918
    2,249,253                  Fannie Mae, 3.5%, 7/1/42                                                     2,370,532
    2,413,020                  Fannie Mae, 3.5%, 8/1/42                                                     2,543,605
      328,631                  Fannie Mae, 3.5%, 10/1/42                                                      346,036
      197,897                  Fannie Mae, 3.5%, 11/1/42                                                      210,710
      425,312                  Fannie Mae, 3.5%, 12/1/42                                                      452,841
      437,345                  Fannie Mae, 3.5%, 12/1/42                                                      465,643
    4,087,144                  Fannie Mae, 3.5%, 2/1/44                                                     4,290,616
    2,059,882                  Fannie Mae, 3.5%, 9/1/44                                                     2,155,479
    4,599,812                  Fannie Mae, 3.5%, 2/1/45                                                     4,897,358
    1,357,011                  Fannie Mae, 3.5%, 4/1/45                                                     1,429,725

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 61

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    5,167,382                  Fannie Mae, 3.5%, 6/1/45                                                $    5,409,508
    1,915,357                  Fannie Mae, 3.5%, 8/1/45                                                     1,999,585
    6,437,232                  Fannie Mae, 3.5%, 8/1/45                                                     6,900,134
    5,056,220                  Fannie Mae, 3.5%, 9/1/45                                                     5,270,436
    5,943,624                  Fannie Mae, 3.5%, 9/1/45                                                     6,206,386
    1,228,363                  Fannie Mae, 3.5%, 10/1/45                                                    1,288,056
    9,948,979                  Fannie Mae, 3.5%, 11/1/45                                                   10,664,426
    1,992,008                  Fannie Mae, 3.5%, 12/1/45                                                    2,077,826
    2,099,852                  Fannie Mae, 3.5%, 12/1/45                                                    2,190,254
    3,788,040                  Fannie Mae, 3.5%, 12/1/45                                                    3,955,179
    4,239,435                  Fannie Mae, 3.5%, 1/1/46                                                     4,425,554
    5,700,578                  Fannie Mae, 3.5%, 1/1/46                                                     5,951,550
    2,352,163                  Fannie Mae, 3.5%, 2/1/46                                                     2,460,069
    3,920,662                  Fannie Mae, 3.5%, 2/1/46                                                     4,093,007
    1,492,439                  Fannie Mae, 3.5%, 3/1/46                                                     1,558,268
    3,261,825                  Fannie Mae, 3.5%, 4/1/46                                                     3,402,118
    2,240,061                  Fannie Mae, 3.5%, 5/1/46                                                     2,369,987
    4,739,063                  Fannie Mae, 3.5%, 7/1/46                                                     4,929,711
    7,288,008                  Fannie Mae, 3.5%, 9/1/46                                                     7,585,240
      422,220                  Fannie Mae, 3.5%, 10/1/46                                                      442,804
      972,729                  Fannie Mae, 3.5%, 10/1/46                                                    1,010,268
    1,007,879                  Fannie Mae, 3.5%, 11/1/46                                                    1,046,809
    3,824,967                  Fannie Mae, 3.5%, 12/1/46                                                    3,972,760
    1,778,321                  Fannie Mae, 3.5%, 1/1/47                                                     1,846,973
    3,990,466                  Fannie Mae, 3.5%, 1/1/47                                                     4,144,402
    5,539,569                  Fannie Mae, 3.5%, 1/1/47                                                     5,860,678
    9,018,295                  Fannie Mae, 3.5%, 1/1/47                                                     9,457,695
       72,266                  Fannie Mae, 3.5%, 2/1/47                                                        75,611
    5,081,343                  Fannie Mae, 3.5%, 2/1/47                                                     5,277,068
    6,074,707                  Fannie Mae, 3.5%, 5/1/47                                                     6,306,219
    6,772,503                  Fannie Mae, 3.5%, 5/1/47                                                     7,029,602
      267,375                  Fannie Mae, 3.5%, 7/1/47                                                       278,802
    2,218,525                  Fannie Mae, 3.5%, 7/1/47                                                     2,303,445
    6,574,620                  Fannie Mae, 3.5%, 7/1/47                                                     6,807,599
   10,063,947                  Fannie Mae, 3.5%, 7/1/47                                                    10,448,507
    1,140,245                  Fannie Mae, 3.5%, 8/1/47                                                     1,183,877
   15,738,794                  Fannie Mae, 3.5%, 8/1/47                                                    16,340,095
      152,344                  Fannie Mae, 3.5%, 10/1/47                                                      159,403
    2,602,582                  Fannie Mae, 3.5%, 11/1/47                                                    2,702,826
      479,176                  Fannie Mae, 3.5%, 12/1/47                                                      513,600
    6,709,677                  Fannie Mae, 3.5%, 12/1/47                                                    6,968,382
   11,028,240                  Fannie Mae, 3.5%, 12/1/47                                                   11,453,090
   13,141,339                  Fannie Mae, 3.5%, 12/1/47                                                   13,644,546

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    3,522,435                  Fannie Mae, 3.5%, 1/1/48                                                $    3,655,849
    2,744,602                  Fannie Mae, 3.5%, 2/1/48                                                     2,851,497
      467,452                  Fannie Mae, 3.5%, 2/1/49                                                       480,166
      479,690                  Fannie Mae, 3.5%, 4/1/49                                                       490,370
    1,570,714                  Fannie Mae, 3.5%, 5/1/49                                                     1,668,507
    2,213,556                  Fannie Mae, 3.5%, 5/1/49                                                     2,371,662
       49,632                  Fannie Mae, 3.5%, 7/1/49                                                        52,253
    2,823,206                  Fannie Mae, 3.5%, 9/1/49                                                     3,004,764
      728,536                  Fannie Mae, 3.771%, 12/1/20                                                    737,969
        5,066                  Fannie Mae, 4.0%, 9/1/20                                                         5,280
      157,003                  Fannie Mae, 4.0%, 4/1/25                                                       163,772
      191,578                  Fannie Mae, 4.0%, 11/1/34                                                      204,039
    1,910,148                  Fannie Mae, 4.0%, 4/1/39                                                     2,047,175
    5,179,715                  Fannie Mae, 4.0%, 10/1/40                                                    5,618,842
      955,325                  Fannie Mae, 4.0%, 12/1/40                                                    1,036,493
    1,010,267                  Fannie Mae, 4.0%, 4/1/41                                                     1,083,580
      620,174                  Fannie Mae, 4.0%, 5/1/41                                                       665,188
    1,184,888                  Fannie Mae, 4.0%, 10/1/41                                                    1,270,801
      689,896                  Fannie Mae, 4.0%, 12/1/41                                                      725,148
      288,672                  Fannie Mae, 4.0%, 1/1/42                                                       309,087
    1,878,467                  Fannie Mae, 4.0%, 1/1/42                                                     2,010,839
    1,781,167                  Fannie Mae, 4.0%, 2/1/42                                                     1,907,266
    4,894,823                  Fannie Mae, 4.0%, 2/1/42                                                     5,240,479
       82,880                  Fannie Mae, 4.0%, 4/1/42                                                        86,210
      447,284                  Fannie Mae, 4.0%, 4/1/42                                                       478,441
    1,880,784                  Fannie Mae, 4.0%, 4/1/42                                                     2,012,789
    3,630,480                  Fannie Mae, 4.0%, 5/1/42                                                     3,882,166
       79,492                  Fannie Mae, 4.0%, 6/1/42                                                        85,072
      206,764                  Fannie Mae, 4.0%, 6/1/42                                                       216,343
      123,364                  Fannie Mae, 4.0%, 7/1/42                                                       131,976
    5,674,445                  Fannie Mae, 4.0%, 8/1/42                                                     6,077,964
      315,570                  Fannie Mae, 4.0%, 10/1/42                                                      339,789
    1,057,877                  Fannie Mae, 4.0%, 10/1/42                                                    1,134,430
    3,225,255                  Fannie Mae, 4.0%, 8/1/43                                                     3,438,029
    4,170,454                  Fannie Mae, 4.0%, 9/1/43                                                     4,449,338
    2,698,811                  Fannie Mae, 4.0%, 11/1/43                                                    2,905,528
       94,607                  Fannie Mae, 4.0%, 1/1/44                                                       100,567
    3,980,485                  Fannie Mae, 4.0%, 2/1/44                                                     4,231,100
       57,830                  Fannie Mae, 4.0%, 6/1/44                                                        61,272
       65,046                  Fannie Mae, 4.0%, 6/1/44                                                        68,125
      214,310                  Fannie Mae, 4.0%, 7/1/44                                                       227,093
    3,796,848                  Fannie Mae, 4.0%, 7/1/44                                                     4,022,719
      146,884                  Fannie Mae, 4.0%, 8/1/44                                                       155,637

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 63

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
      175,674                  Fannie Mae, 4.0%, 8/1/44                                                $      186,133
      894,101                  Fannie Mae, 4.0%, 8/1/44                                                       947,296
    2,582,189                  Fannie Mae, 4.0%, 8/1/44                                                     2,727,810
       30,424                  Fannie Mae, 4.0%, 9/1/44                                                        32,236
      245,223                  Fannie Mae, 4.0%, 9/1/44                                                       259,827
      312,819                  Fannie Mae, 4.0%, 9/1/44                                                       331,459
    1,048,453                  Fannie Mae, 4.0%, 10/1/44                                                    1,098,171
       77,459                  Fannie Mae, 4.0%, 11/1/44                                                       82,089
       88,328                  Fannie Mae, 4.0%, 11/1/44                                                       93,586
      138,182                  Fannie Mae, 4.0%, 11/1/44                                                      144,671
    3,749,106                  Fannie Mae, 4.0%, 11/1/44                                                    3,972,297
       29,884                  Fannie Mae, 4.0%, 12/1/44                                                       31,666
      383,970                  Fannie Mae, 4.0%, 12/1/44                                                      406,839
       53,111                  Fannie Mae, 4.0%, 1/1/45                                                        56,285
      170,229                  Fannie Mae, 4.0%, 1/1/45                                                       180,390
      244,657                  Fannie Mae, 4.0%, 1/1/45                                                       259,222
       40,256                  Fannie Mae, 4.0%, 2/1/45                                                        42,655
      129,229                  Fannie Mae, 4.0%, 2/1/45                                                       137,007
      286,245                  Fannie Mae, 4.0%, 2/1/45                                                       303,310
    3,085,632                  Fannie Mae, 4.0%, 3/1/45                                                     3,269,354
      141,580                  Fannie Mae, 4.0%, 6/1/45                                                       150,130
      305,733                  Fannie Mae, 4.0%, 7/1/45                                                       327,401
    1,950,933                  Fannie Mae, 4.0%, 10/1/45                                                    2,056,977
    3,028,696                  Fannie Mae, 4.0%, 10/1/45                                                    3,208,773
    3,559,673                  Fannie Mae, 4.0%, 10/1/45                                                    3,771,936
       45,725                  Fannie Mae, 4.0%, 11/1/45                                                       47,872
    2,433,851                  Fannie Mae, 4.0%, 11/1/45                                                    2,578,691
    4,292,754                  Fannie Mae, 4.0%, 12/1/45                                                    4,548,604
    1,780,879                  Fannie Mae, 4.0%, 1/1/46                                                     1,885,938
    4,585,584                  Fannie Mae, 4.0%, 2/1/46                                                     4,863,903
    1,151,798                  Fannie Mae, 4.0%, 4/1/46                                                     1,218,120
    3,979,585                  Fannie Mae, 4.0%, 6/1/46                                                     4,206,362
    4,057,344                  Fannie Mae, 4.0%, 7/1/46                                                     4,276,251
    5,675,813                  Fannie Mae, 4.0%, 7/1/46                                                     5,993,283
    3,247,813                  Fannie Mae, 4.0%, 8/1/46                                                     3,426,350
    3,898,551                  Fannie Mae, 4.0%, 8/1/46                                                     4,106,915
    1,327,744                  Fannie Mae, 4.0%, 11/1/46                                                    1,396,215
   10,008,584                  Fannie Mae, 4.0%, 1/1/47                                                    10,518,207
    2,566,965                  Fannie Mae, 4.0%, 4/1/47                                                     2,700,316
    2,760,725                  Fannie Mae, 4.0%, 4/1/47                                                     2,938,402
    3,956,547                  Fannie Mae, 4.0%, 4/1/47                                                     4,210,722
      511,774                  Fannie Mae, 4.0%, 6/1/47                                                       543,863
    1,493,442                  Fannie Mae, 4.0%, 6/1/47                                                     1,584,784

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    2,543,452                  Fannie Mae, 4.0%, 6/1/47                                                $    2,676,084
    4,161,190                  Fannie Mae, 4.0%, 6/1/47                                                     4,377,969
    7,122,772                  Fannie Mae, 4.0%, 6/1/47                                                     7,489,027
    2,343,679                  Fannie Mae, 4.0%, 7/1/47                                                     2,463,572
    2,379,437                  Fannie Mae, 4.0%, 7/1/47                                                     2,531,298
    1,957,636                  Fannie Mae, 4.0%, 8/1/47                                                     2,043,329
    3,721,063                  Fannie Mae, 4.0%, 8/1/47                                                     3,884,218
    5,449,687                  Fannie Mae, 4.0%, 12/1/47                                                    5,718,300
    6,814,436                  Fannie Mae, 4.0%, 4/1/48                                                     7,105,577
      485,344                  Fannie Mae, 4.0%, 11/1/48                                                      509,586
      253,541                  Fannie Mae, 4.0%, 6/1/49                                                       272,824
    1,821,379                  Fannie Mae, 4.0%, 9/1/49                                                     1,900,592
   20,852,668                  Fannie Mae, 4.0%, 10/1/49                                                   21,772,011
        1,200                  Fannie Mae, 4.5%, 11/1/20                                                        1,239
       28,951                  Fannie Mae, 4.5%, 11/1/20                                                       29,888
      146,051                  Fannie Mae, 4.5%, 10/1/35                                                      158,278
      339,741                  Fannie Mae, 4.5%, 8/1/40                                                       368,367
      761,410                  Fannie Mae, 4.5%, 8/1/40                                                       826,870
    1,260,386                  Fannie Mae, 4.5%, 11/1/40                                                    1,368,894
      425,390                  Fannie Mae, 4.5%, 2/1/41                                                       456,238
    1,111,126                  Fannie Mae, 4.5%, 4/1/41                                                     1,206,586
       58,270                  Fannie Mae, 4.5%, 5/1/41                                                        63,270
    1,587,048                  Fannie Mae, 4.5%, 5/1/41                                                     1,723,353
    2,070,797                  Fannie Mae, 4.5%, 5/1/41                                                     2,248,253
    2,669,160                  Fannie Mae, 4.5%, 5/1/41                                                     2,931,506
      804,724                  Fannie Mae, 4.5%, 7/1/41                                                       874,026
    1,140,870                  Fannie Mae, 4.5%, 7/1/41                                                     1,239,136
    2,962,518                  Fannie Mae, 4.5%, 1/1/42                                                     3,216,949
    3,766,960                  Fannie Mae, 4.5%, 1/1/42                                                     4,090,634
      377,531                  Fannie Mae, 4.5%, 11/1/43                                                      406,272
    3,113,841                  Fannie Mae, 4.5%, 12/1/43                                                    3,356,869
    4,921,166                  Fannie Mae, 4.5%, 12/1/43                                                    5,294,963
    3,761,480                  Fannie Mae, 4.5%, 1/1/44                                                     4,049,102
    2,025,441                  Fannie Mae, 4.5%, 2/1/44                                                     2,178,320
    2,361,783                  Fannie Mae, 4.5%, 2/1/44                                                     2,535,179
    3,772,820                  Fannie Mae, 4.5%, 5/1/46                                                     4,023,927
      499,020                  Fannie Mae, 4.5%, 1/1/47                                                       533,069
      421,446                  Fannie Mae, 4.5%, 2/1/47                                                       450,408
    2,220,434                  Fannie Mae, 4.5%, 2/1/47                                                     2,347,888
      430,464                  Fannie Mae, 4.5%, 6/1/49                                                       455,573
   15,999,095                  Fannie Mae, 4.5%, 10/1/49                                                   16,883,328
    1,210,807                  Fannie Mae, 4.5%, 12/1/49                                                    1,278,838
          496                  Fannie Mae, 5.0%, 1/1/20                                                           512

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 65

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
           74                  Fannie Mae, 5.0%, 2/1/20                                                $           77
       14,643                  Fannie Mae, 5.0%, 10/1/20                                                       15,128
        2,667                  Fannie Mae, 5.0%, 2/1/22                                                         2,759
       25,281                  Fannie Mae, 5.0%, 2/1/22                                                        26,117
       31,486                  Fannie Mae, 5.0%, 3/1/23                                                        32,536
      117,726                  Fannie Mae, 5.0%, 5/1/23                                                       123,668
       33,841                  Fannie Mae, 5.0%, 7/1/34                                                        35,457
      142,091                  Fannie Mae, 5.0%, 10/1/34                                                      154,940
      512,229                  Fannie Mae, 5.0%, 2/1/39                                                       564,395
      381,767                  Fannie Mae, 5.0%, 6/1/40                                                       417,838
      425,388                  Fannie Mae, 5.0%, 6/1/40                                                       469,075
      305,022                  Fannie Mae, 5.0%, 7/1/40                                                       336,412
      466,199                  Fannie Mae, 5.0%, 7/1/40                                                       514,330
      634,363                  Fannie Mae, 5.0%, 7/1/40                                                       690,328
      537,734                  Fannie Mae, 5.0%, 8/1/40                                                       592,832
    2,191,056                  Fannie Mae, 5.0%, 2/1/41                                                     2,414,616
    7,017,543                  Fannie Mae, 5.0%, 12/1/44                                                    7,736,055
    1,012,821                  Fannie Mae, 5.0%, 6/1/49                                                     1,084,407
    1,680,972                  Fannie Mae, 5.0%, 9/1/49                                                     1,860,502
    5,768,642                  Fannie Mae, 5.0%, 9/1/49                                                     6,504,379
    1,032,412                  Fannie Mae, 5.0%, 10/1/49                                                    1,104,750
       13,364                  Fannie Mae, 5.5%, 6/1/33                                                        15,026
       61,620                  Fannie Mae, 5.5%, 7/1/33                                                        68,851
      363,847                  Fannie Mae, 5.5%, 7/1/34                                                       409,536
      192,194                  Fannie Mae, 5.5%, 3/1/36                                                       215,986
       80,467                  Fannie Mae, 5.5%, 5/1/36                                                        88,901
      108,952                  Fannie Mae, 5.5%, 6/1/36                                                       122,559
       40,504                  Fannie Mae, 5.72%, 11/1/28                                                      41,153
       22,365                  Fannie Mae, 5.72%, 6/1/29                                                       22,428
       17,822                  Fannie Mae, 5.9%, 11/1/27                                                       17,850
       64,556                  Fannie Mae, 5.9%, 4/1/28                                                        66,227
          552                  Fannie Mae, 6.0%, 9/1/29                                                           618
        2,656                  Fannie Mae, 6.0%, 1/1/32                                                         3,029
        8,258                  Fannie Mae, 6.0%, 2/1/32                                                         9,347
        3,566                  Fannie Mae, 6.0%, 3/1/32                                                         4,089
        2,364                  Fannie Mae, 6.0%, 8/1/32                                                         2,710
          257                  Fannie Mae, 6.0%, 9/1/32                                                           295
       29,967                  Fannie Mae, 6.0%, 10/1/32                                                       34,340
        5,492                  Fannie Mae, 6.0%, 2/1/33                                                         6,045
       44,843                  Fannie Mae, 6.0%, 3/1/33                                                        51,376
       49,166                  Fannie Mae, 6.0%, 4/1/33                                                        54,329
       31,736                  Fannie Mae, 6.0%, 7/1/33                                                        34,925
       99,149                  Fannie Mae, 6.0%, 7/1/33                                                       110,432

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       23,072                  Fannie Mae, 6.0%, 11/1/33                                               $       26,423
       78,328                  Fannie Mae, 6.0%, 8/1/34                                                        89,773
        3,535                  Fannie Mae, 6.0%, 9/1/34                                                         3,972
       16,683                  Fannie Mae, 6.0%, 9/1/34                                                        19,136
       17,195                  Fannie Mae, 6.0%, 9/1/34                                                        19,046
       62,442                  Fannie Mae, 6.0%, 9/1/34                                                        68,813
        7,478                  Fannie Mae, 6.0%, 10/1/34                                                        8,568
        6,893                  Fannie Mae, 6.0%, 11/1/34                                                        7,902
      112,295                  Fannie Mae, 6.0%, 11/1/34                                                      125,119
        2,486                  Fannie Mae, 6.0%, 2/1/35                                                         2,847
        5,196                  Fannie Mae, 6.0%, 2/1/35                                                         5,871
      108,740                  Fannie Mae, 6.0%, 4/1/35                                                       124,608
       17,993                  Fannie Mae, 6.0%, 5/1/35                                                        19,835
       79,386                  Fannie Mae, 6.0%, 10/1/35                                                       87,448
      146,440                  Fannie Mae, 6.0%, 12/1/35                                                      166,867
       13,291                  Fannie Mae, 6.0%, 12/1/37                                                       15,196
      126,440                  Fannie Mae, 6.0%, 6/1/38                                                       140,987
       28,392                  Fannie Mae, 6.0%, 7/1/38                                                        31,512
        5,742                  Fannie Mae, 6.5%, 7/1/29                                                         6,373
          941                  Fannie Mae, 6.5%, 1/1/31                                                         1,045
        1,610                  Fannie Mae, 6.5%, 4/1/31                                                         1,787
        3,254                  Fannie Mae, 6.5%, 5/1/31                                                         3,612
        7,633                  Fannie Mae, 6.5%, 8/1/31                                                         8,472
        2,648                  Fannie Mae, 6.5%, 9/1/31                                                         2,939
        2,939                  Fannie Mae, 6.5%, 9/1/31                                                         3,262
        1,680                  Fannie Mae, 6.5%, 10/1/31                                                        1,865
      109,435                  Fannie Mae, 6.5%, 12/1/31                                                      121,466
        4,118                  Fannie Mae, 6.5%, 2/1/32                                                         4,571
       33,392                  Fannie Mae, 6.5%, 3/1/32                                                        37,063
       67,016                  Fannie Mae, 6.5%, 7/1/32                                                        75,069
       62,486                  Fannie Mae, 6.5%, 10/1/32                                                       69,356
       12,588                  Fannie Mae, 6.5%, 7/1/34                                                        13,972
       71,124                  Fannie Mae, 6.5%, 11/1/37                                                       81,522
       14,239                  Fannie Mae, 6.5%, 11/1/47                                                       15,236
          536                  Fannie Mae, 7.0%, 12/1/30                                                          554
        5,707                  Fannie Mae, 7.0%, 12/1/30                                                        6,361
        4,397                  Fannie Mae, 7.0%, 4/1/31                                                         5,055
        5,591                  Fannie Mae, 7.0%, 9/1/31                                                         6,399
       13,855                  Fannie Mae, 7.0%, 12/1/31                                                       14,168
       11,819                  Fannie Mae, 7.0%, 1/1/32                                                        13,814
    2,080,822                  Federal Home Loan Mortgage Corp., 3.0%, 8/1/29                               2,154,502
    1,860,249                  Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                              1,916,410
      814,614                  Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                 839,871

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 67

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    5,215,161                  Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                         $    5,376,818
      628,370                  Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                 648,832
    1,565,404                  Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                               1,616,376
    1,803,925                  Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                               1,858,768
    1,202,932                  Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                               1,235,362
    1,037,287                  Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                               1,062,989
    4,181,791                  Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                               4,307,553
    3,396,628                  Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                               3,480,925
    1,095,138                  Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                              1,128,073
    1,781,951                  Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                              1,826,163
    5,064,704                  Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                               5,190,367
      748,120                  Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                 764,369
      249,615                  Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                 253,336
   28,556,671                  Federal Home Loan Mortgage Corp., 3.0%, 11/1/49                             28,974,572
      157,957                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                                 163,735
    1,209,233                  Federal Home Loan Mortgage Corp., 3.5%, 4/1/42                               1,279,037
      469,000                  Federal Home Loan Mortgage Corp., 3.5%, 5/1/43                                 491,024
    2,208,220                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/43                               2,328,901
    5,150,561                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                               5,402,597
      598,104                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                 626,662
      446,758                  Federal Home Loan Mortgage Corp., 3.5%, 9/1/44                                 472,915
    1,813,138                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                              1,898,609
       94,838                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/44                                 99,154
    4,774,678                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                              4,995,504
    2,330,315                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                               2,434,615
      569,045                  Federal Home Loan Mortgage Corp., 3.5%, 4/1/45                                 594,504
    5,857,420                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                               6,201,014
      150,101                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/45                                 159,745
    5,096,971                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                              5,376,346
    5,617,345                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                              5,868,337
    6,055,977                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                              6,353,914
    2,929,574                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                               3,055,271
    5,003,517                  Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                               5,211,357
    5,252,818                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                               5,595,617
    7,389,836                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                               7,823,132
    7,660,064                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                               8,075,206
    9,184,070                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                               9,682,033
    3,117,363                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                              3,241,229
    9,070,735                  Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                              9,602,624
    1,202,493                  Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                               1,267,625
    1,806,974                  Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                               1,877,899
      534,523                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                 563,315
    1,671,310                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                               1,736,059

The accompanying notes are an integral part of these financial statements.

68 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    3,510,774                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                          $    3,647,053
    7,858,629                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                               8,163,686
    7,661,182                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                               7,959,310
    8,888,979                  Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                              9,240,936
    3,049,734                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                              3,171,300
    4,254,622                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                              4,421,543
    3,029,673                  Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                               3,150,983
    6,137,014                  Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                               6,376,321
    5,049,145                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/49                               5,189,146
    7,096,307                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                              7,716,918
      244,814                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/42                                 262,064
       82,442                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/42                                  88,294
    3,137,512                  Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                              3,358,118
       53,950                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/42                                 57,848
    1,225,906                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                               1,304,577
    3,422,214                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                               3,628,375
    3,197,981                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                               3,390,705
    4,605,546                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                               4,883,224
    1,830,473                  Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                               1,947,747
    1,228,979                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                              1,303,043
      872,848                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                 925,516
    3,463,652                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                              3,672,378
    1,363,493                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                               1,444,912
      221,387                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                 230,385
      447,097                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                 472,897
    3,121,772                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                               3,295,528
    3,739,636                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                               3,951,498
    3,186,600                  Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                               3,362,117
       54,889                  Federal Home Loan Mortgage Corp., 4.0%, 10/1/46                                 57,124
    1,140,851                  Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                               1,202,136
    1,737,833                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                               1,850,853
    2,651,291                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                               2,816,875
    5,120,382                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                               5,394,387
    5,909,466                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                               6,293,008
    7,722,521                  Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                               8,121,985
    8,915,282                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                               9,321,699
    1,110,784                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                               1,170,143
    2,627,822                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                               2,765,252
    5,450,017                  Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                              5,716,653
    1,090,925                  Federal Home Loan Mortgage Corp., 4.0%, 5/1/49                               1,139,303
   24,851,747                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/49                              25,835,558
    8,604,792                  Federal Home Loan Mortgage Corp., 4.0%, 9/1/49                               8,957,064
        1,289                  Federal Home Loan Mortgage Corp., 4.5%, 3/1/20                                   1,332

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 69

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       18,254                  Federal Home Loan Mortgage Corp., 4.5%, 10/1/20                         $       18,852
    1,952,966                  Federal Home Loan Mortgage Corp., 4.5%, 11/1/40                              2,122,183
    1,223,612                  Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                               1,329,441
    2,642,098                  Federal Home Loan Mortgage Corp., 4.5%, 3/1/42                               2,871,149
      108,579                  Federal Home Loan Mortgage Corp., 4.5%, 11/1/43                                116,956
    4,844,999                  Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                               5,139,560
    1,389,626                  Federal Home Loan Mortgage Corp., 4.5%, 11/1/48                              1,465,030
    1,424,737                  Federal Home Loan Mortgage Corp., 4.5%, 6/1/49                               1,507,470
   14,642,912                  Federal Home Loan Mortgage Corp., 4.5%, 6/1/49                              15,453,444
    1,220,817                  Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                               1,288,719
    2,178,065                  Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                               2,298,609
    7,606,189                  Federal Home Loan Mortgage Corp., 4.5%, 7/1/49                               8,056,806
    4,089,978                  Federal Home Loan Mortgage Corp., 4.5%, 8/1/49                               4,332,282
       28,479                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/20                                 29,432
        2,670                  Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                  2,760
        7,477                  Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                                  8,252
       53,355                  Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                  57,009
      205,751                  Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                 226,832
      200,073                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                220,579
    5,522,484                  Federal Home Loan Mortgage Corp., 5.0%, 9/1/49                               5,911,203
    1,196,248                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/49                              1,280,911
   10,761,296                  Federal Home Loan Mortgage Corp., 5.0%, 10/1/49                             11,527,028
   20,204,278                  Federal Home Loan Mortgage Corp., 5.0%, 12/1/49                             21,640,922
      126,850                  Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                 142,533
        6,455                  Federal Home Loan Mortgage Corp., 5.5%, 1/1/34                                   7,103
        5,236                  Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                  5,636
       64,818                  Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                                 72,967
       70,679                  Federal Home Loan Mortgage Corp., 5.5%, 8/1/35                                  77,085
       17,711                  Federal Home Loan Mortgage Corp., 5.5%, 11/1/35                                 19,909
      699,481                  Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                 786,677
       40,573                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                  44,769
       51,539                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/33                                  57,469
        2,066                  Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                   2,282
       28,689                  Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                  32,898
       10,333                  Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                  11,375
       91,357                  Federal Home Loan Mortgage Corp., 6.0%, 3/1/33                                 104,803
       61,768                  Federal Home Loan Mortgage Corp., 6.0%, 9/1/33                                  70,827
       10,240                  Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                                 11,740
       22,945                  Federal Home Loan Mortgage Corp., 6.0%, 11/1/33                                 25,429
        8,064                  Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                                  8,886
      108,254                  Federal Home Loan Mortgage Corp., 6.0%, 12/1/33                                119,592
       17,732                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                  20,343
       32,232                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                  35,766

The accompanying notes are an integral part of these financial statements.

70 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       88,368                  Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                          $       97,548
      275,306                  Federal Home Loan Mortgage Corp., 6.0%, 5/1/34                                 315,688
       58,362                  Federal Home Loan Mortgage Corp., 6.0%, 8/1/34                                  64,667
       14,409                  Federal Home Loan Mortgage Corp., 6.0%, 4/1/35                                  15,866
       43,447                  Federal Home Loan Mortgage Corp., 6.0%, 6/1/35                                  47,844
       47,191                  Federal Home Loan Mortgage Corp., 6.0%, 4/1/36                                  52,173
        6,748                  Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                                   7,731
       30,815                  Federal Home Loan Mortgage Corp., 6.0%, 7/1/36                                  33,959
       19,819                  Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                 22,590
       43,592                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                                  49,981
       52,787                  Federal Home Loan Mortgage Corp., 6.0%, 7/1/38                                  59,307
          219                  Federal Home Loan Mortgage Corp., 6.5%, 11/1/30                                    243
          137                  Federal Home Loan Mortgage Corp., 6.5%, 1/1/31                                     152
          307                  Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                                     341
        1,128                  Federal Home Loan Mortgage Corp., 6.5%, 3/1/31                                   1,253
        4,551                  Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                                   5,054
        4,574                  Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                                   5,080
          439                  Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                                     488
        3,483                  Federal Home Loan Mortgage Corp., 6.5%, 8/1/31                                   3,868
           93                  Federal Home Loan Mortgage Corp., 6.5%, 6/1/32                                     103
        7,276                  Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                   8,200
           82                  Federal Home Loan Mortgage Corp., 6.5%, 1/1/33                                      91
       23,031                  Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                                 26,689
        6,329                  Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                   6,367
       31,862                  Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                  32,762
        1,849                  Federal Home Loan Mortgage Corp., 7.0%, 11/1/30                                  2,100
          994                  Federal Home Loan Mortgage Corp., 7.0%, 6/1/31                                     995
       72,230                  Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                 74,452
    6,113,027                  Government National Mortgage Association I,
                               3.5%, 11/15/41                                                               6,431,680
    4,736,101                  Government National Mortgage Association I,
                               3.5%, 7/15/42                                                                4,999,547
    1,195,523                  Government National Mortgage Association I,
                               3.5%, 10/15/42                                                               1,257,709
      710,699                  Government National Mortgage Association I,
                               3.5%, 1/15/44                                                                  748,825
    7,409,169                  Government National Mortgage Association I,
                               3.5%, 1/15/45                                                                7,793,025
    2,079,816                  Government National Mortgage Association I,
                               3.5%, 8/15/46                                                                2,170,068
        7,179                  Government National Mortgage Association I,
                               4.0%, 5/15/39                                                                    7,509
        2,691                  Government National Mortgage Association I,
                               4.0%, 6/15/39                                                                    2,864

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 71

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
        4,779                  Government National Mortgage Association I,
                               4.0%, 8/15/40                                                           $        5,088
      213,815                  Government National Mortgage Association I,
                               4.0%, 8/15/40                                                                  223,635
        4,435                  Government National Mortgage Association I,
                               4.0%, 9/15/40                                                                    4,678
       91,506                  Government National Mortgage Association I,
                               4.0%, 9/15/40                                                                   95,709
        4,471                  Government National Mortgage Association I,
                               4.0%, 10/15/40                                                                   4,760
        5,784                  Government National Mortgage Association I,
                               4.0%, 11/15/40                                                                   6,050
       23,480                  Government National Mortgage Association I,
                               4.0%, 11/15/40                                                                  24,582
       14,045                  Government National Mortgage Association I,
                               4.0%, 1/15/41                                                                   14,955
       48,995                  Government National Mortgage Association I,
                               4.0%, 1/15/41                                                                   52,167
        7,074                  Government National Mortgage Association I,
                               4.0%, 2/15/41                                                                    7,531
       46,294                  Government National Mortgage Association I,
                               4.0%, 6/15/41                                                                   49,199
      100,167                  Government National Mortgage Association I,
                               4.0%, 7/15/41                                                                  106,653
        2,080                  Government National Mortgage Association I,
                               4.0%, 9/15/41                                                                    2,176
      268,302                  Government National Mortgage Association I,
                               4.0%, 9/15/41                                                                  285,662
        5,230                  Government National Mortgage Association I,
                               4.0%, 10/15/41                                                                   5,471
        5,484                  Government National Mortgage Association I,
                               4.0%, 10/15/41                                                                   5,783
        3,018                  Government National Mortgage Association I,
                               4.0%, 11/15/41                                                                   3,157
        3,022                  Government National Mortgage Association I,
                               4.0%, 11/15/41                                                                   3,200
        4,590                  Government National Mortgage Association I,
                               4.0%, 12/15/41                                                                   4,889
       17,758                  Government National Mortgage Association I,
                               4.0%, 2/15/42                                                                   19,043
      202,063                  Government National Mortgage Association I,
                               4.0%, 2/15/42                                                                  211,343
      800,306                  Government National Mortgage Association I,
                               4.0%, 8/15/43                                                                  847,832
       18,356                  Government National Mortgage Association I,
                               4.0%, 11/15/43                                                                  19,424
        7,567                  Government National Mortgage Association I,
                               4.0%, 3/15/44                                                                    8,124

The accompanying notes are an integral part of these financial statements.

72 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       77,233                  Government National Mortgage Association I,
                               4.0%, 3/15/44                                                           $       81,054
      444,377                  Government National Mortgage Association I,
                               4.0%, 3/15/44                                                                  470,779
    2,628,725                  Government National Mortgage Association I,
                               4.0%, 3/15/44                                                                2,784,593
        3,246                  Government National Mortgage Association I,
                               4.0%, 4/15/44                                                                    3,395
       20,022                  Government National Mortgage Association I,
                               4.0%, 4/15/44                                                                   21,504
    1,938,043                  Government National Mortgage Association I,
                               4.0%, 4/15/44                                                                2,080,645
      270,431                  Government National Mortgage Association I,
                               4.0%, 8/15/44                                                                  290,399
       48,009                  Government National Mortgage Association I,
                               4.0%, 9/15/44                                                                   50,856
      163,012                  Government National Mortgage Association I,
                               4.0%, 9/15/44                                                                  171,516
      207,378                  Government National Mortgage Association I,
                               4.0%, 9/15/44                                                                  219,653
      294,472                  Government National Mortgage Association I,
                               4.0%, 9/15/44                                                                  308,537
    1,633,850                  Government National Mortgage Association I,
                               4.0%, 9/15/44                                                                1,730,903
       74,529                  Government National Mortgage Association I,
                               4.0%, 10/15/44                                                                  79,638
      201,489                  Government National Mortgage Association I,
                               4.0%, 11/15/44                                                                 211,446
    1,567,327                  Government National Mortgage Association I,
                               4.0%, 12/15/44                                                               1,660,487
      333,166                  Government National Mortgage Association I,
                               4.0%, 1/15/45                                                                  357,639
      884,787                  Government National Mortgage Association I,
                               4.0%, 1/15/45                                                                  929,917
    1,113,184                  Government National Mortgage Association I,
                               4.0%, 1/15/45                                                                1,179,236
    1,458,311                  Government National Mortgage Association I,
                               4.0%, 1/15/45                                                                1,528,948
      757,786                  Government National Mortgage Association I,
                               4.0%, 2/15/45                                                                  802,177
    1,123,603                  Government National Mortgage Association I,
                               4.0%, 2/15/45                                                                1,190,044
       65,591                  Government National Mortgage Association I,
                               4.0%, 3/15/45                                                                   68,604
    1,470,637                  Government National Mortgage Association I,
                               4.0%, 3/15/45                                                                1,557,924
    2,448,961                  Government National Mortgage Association I,
                               4.0%, 4/15/45                                                                2,629,115

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 73

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
    1,357,565                  Government National Mortgage Association I,
                               4.0%, 5/15/45                                                           $    1,457,573
    3,374,979                  Government National Mortgage Association I,
                               4.0%, 6/15/45                                                                3,623,839
      530,147                  Government National Mortgage Association I,
                               4.0%, 7/15/45                                                                  569,261
      461,612                  Government National Mortgage Association I,
                               4.0%, 8/15/45                                                                  489,032
      134,372                  Government National Mortgage Association I,
                               4.5%, 6/15/25                                                                  138,555
       36,621                  Government National Mortgage Association I,
                               4.5%, 7/15/33                                                                   39,367
      121,134                  Government National Mortgage Association I,
                               4.5%, 9/15/33                                                                  131,356
      128,663                  Government National Mortgage Association I,
                               4.5%, 10/15/33                                                                 136,999
      131,271                  Government National Mortgage Association I,
                               4.5%, 10/15/33                                                                 142,204
       20,751                  Government National Mortgage Association I,
                               4.5%, 2/15/34                                                                   22,209
       14,552                  Government National Mortgage Association I,
                               4.5%, 3/15/35                                                                   15,494
       48,983                  Government National Mortgage Association I,
                               4.5%, 3/15/35                                                                   52,161
       18,906                  Government National Mortgage Association I,
                               4.5%, 4/15/35                                                                   20,127
      129,029                  Government National Mortgage Association I,
                               4.5%, 4/15/35                                                                  139,498
        5,182                  Government National Mortgage Association I,
                               4.5%, 9/15/35                                                                    5,520
       56,232                  Government National Mortgage Association I,
                               4.5%, 10/15/35                                                                  60,242
       45,080                  Government National Mortgage Association I,
                               4.5%, 4/15/38                                                                   47,953
      715,134                  Government National Mortgage Association I,
                               4.5%, 12/15/39                                                                 776,962
      273,093                  Government National Mortgage Association I,
                               4.5%, 1/15/40                                                                  298,807
      159,102                  Government National Mortgage Association I,
                               4.5%, 9/15/40                                                                  173,057
      594,434                  Government National Mortgage Association I,
                               4.5%, 10/15/40                                                                 646,369
      286,842                  Government National Mortgage Association I,
                               4.5%, 4/15/41                                                                  307,903
      631,208                  Government National Mortgage Association I,
                               4.5%, 5/15/41                                                                  686,369
      665,221                  Government National Mortgage Association I,
                               4.5%, 6/15/41                                                                  723,283

The accompanying notes are an integral part of these financial statements.

74 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
      227,681                  Government National Mortgage Association I,
                               4.5%, 7/15/41                                                           $      247,604
      561,053                  Government National Mortgage Association I,
                               4.5%, 8/15/41                                                                  603,156
       44,383                  Government National Mortgage Association I,
                               5.0%, 7/15/33                                                                   48,892
       47,199                  Government National Mortgage Association I,
                               5.0%, 9/15/33                                                                   52,256
       52,069                  Government National Mortgage Association I,
                               5.0%, 4/15/34                                                                   57,646
      295,945                  Government National Mortgage Association I,
                               5.0%, 4/15/35                                                                  327,720
      121,022                  Government National Mortgage Association I,
                               5.0%, 7/15/40                                                                  134,053
       41,332                  Government National Mortgage Association I,
                               5.5%, 1/15/29                                                                   44,316
        8,805                  Government National Mortgage Association I,
                               5.5%, 6/15/33                                                                    9,700
       42,918                  Government National Mortgage Association I,
                               5.5%, 7/15/33                                                                   48,112
       45,611                  Government National Mortgage Association I,
                               5.5%, 7/15/33                                                                   51,146
       13,176                  Government National Mortgage Association I,
                               5.5%, 8/15/33                                                                   14,775
       21,341                  Government National Mortgage Association I,
                               5.5%, 8/15/33                                                                   23,933
       92,565                  Government National Mortgage Association I,
                               5.5%, 8/15/33                                                                  100,991
       30,971                  Government National Mortgage Association I,
                               5.5%, 9/15/33                                                                   33,227
       39,238                  Government National Mortgage Association I,
                               5.5%, 9/15/33                                                                   42,078
       30,555                  Government National Mortgage Association I,
                               5.5%, 10/15/33                                                                  33,068
       37,939                  Government National Mortgage Association I,
                               5.5%, 10/15/33                                                                  42,511
      213,141                  Government National Mortgage Association I,
                               5.5%, 7/15/34                                                                  239,015
       21,280                  Government National Mortgage Association I,
                               5.5%, 10/15/34                                                                  23,292
      271,438                  Government National Mortgage Association I,
                               5.5%, 11/15/34                                                                 304,427
       83,302                  Government National Mortgage Association I,
                               5.5%, 1/15/35                                                                   92,531
       16,001                  Government National Mortgage Association I,
                               5.5%, 2/15/35                                                                   17,385
       35,009                  Government National Mortgage Association I,
                               5.5%, 2/15/35                                                                   37,550

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 75

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       28,436                  Government National Mortgage Association I,
                               5.5%, 6/15/35                                                           $       30,506
      263,259                  Government National Mortgage Association I,
                               5.5%, 7/15/35                                                                  289,246
       30,564                  Government National Mortgage Association I,
                               5.5%, 10/15/35                                                                  34,249
       98,385                  Government National Mortgage Association I,
                               5.5%, 10/15/35                                                                 110,392
       24,808                  Government National Mortgage Association I,
                               5.5%, 2/15/37                                                                   27,816
        3,383                  Government National Mortgage Association I,
                               5.72%, 4/15/29                                                                   3,647
       70,769                  Government National Mortgage Association I,
                               6.0%, 12/15/23                                                                  75,039
        5,895                  Government National Mortgage Association I,
                               6.0%, 1/15/24                                                                    6,491
       24,161                  Government National Mortgage Association I,
                               6.0%, 4/15/28                                                                   27,192
       94,926                  Government National Mortgage Association I,
                               6.0%, 9/15/28                                                                  105,283
        5,301                  Government National Mortgage Association I,
                               6.0%, 10/15/28                                                                   5,856
       43,258                  Government National Mortgage Association I,
                               6.0%, 2/15/29                                                                   48,760
       44,800                  Government National Mortgage Association I,
                               6.0%, 2/15/29                                                                   49,690
       23,823                  Government National Mortgage Association I,
                               6.0%, 6/15/31                                                                   26,229
       12,429                  Government National Mortgage Association I,
                               6.0%, 11/15/31                                                                  14,089
          906                  Government National Mortgage Association I,
                               6.0%, 3/15/32                                                                    1,032
        3,994                  Government National Mortgage Association I,
                               6.0%, 8/15/32                                                                    4,556
       48,992                  Government National Mortgage Association I,
                               6.0%, 9/15/32                                                                   54,333
       77,801                  Government National Mortgage Association I,
                               6.0%, 9/15/32                                                                   85,657
       80,778                  Government National Mortgage Association I,
                               6.0%, 9/15/32                                                                   88,935
        5,740                  Government National Mortgage Association I,
                               6.0%, 10/15/32                                                                   6,320
       21,914                  Government National Mortgage Association I,
                               6.0%, 10/15/32                                                                  24,381
        5,535                  Government National Mortgage Association I,
                               6.0%, 11/15/32                                                                   6,094
        5,932                  Government National Mortgage Association I,
                               6.0%, 11/15/32                                                                   6,530

The accompanying notes are an integral part of these financial statements.

76 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
        7,280                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                          $        8,070
        7,854                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                                   8,737
       47,207                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                                  52,125
      102,746                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                                 113,121
      130,289                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                                 143,445
      154,219                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                                 169,960
      249,365                  Government National Mortgage Association I,
                               6.0%, 12/15/32                                                                 275,932
       17,754                  Government National Mortgage Association I,
                               6.0%, 1/15/33                                                                   19,547
       30,183                  Government National Mortgage Association I,
                               6.0%, 1/15/33                                                                   33,920
       97,510                  Government National Mortgage Association I,
                               6.0%, 1/15/33                                                                  111,367
       16,298                  Government National Mortgage Association I,
                               6.0%, 2/15/33                                                                   18,355
       48,926                  Government National Mortgage Association I,
                               6.0%, 2/15/33                                                                   53,867
       56,487                  Government National Mortgage Association I,
                               6.0%, 2/15/33                                                                   63,393
       82,325                  Government National Mortgage Association I,
                               6.0%, 2/15/33                                                                   92,124
       26,894                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                   29,641
       37,945                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                   43,119
       48,837                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                   53,768
       66,160                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                   75,570
       70,391                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                   80,387
       89,078                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                  100,805
      144,339                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                  164,840
      252,171                  Government National Mortgage Association I,
                               6.0%, 3/15/33                                                                  287,264
        9,664                  Government National Mortgage Association I,
                               6.0%, 4/15/33                                                                   10,640
       12,463                  Government National Mortgage Association I,
                               6.0%, 4/15/33                                                                   13,721

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 77

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       29,833                  Government National Mortgage Association I,
                               6.0%, 4/15/33                                                           $       32,939
       16,545                  Government National Mortgage Association I,
                               6.0%, 5/15/33                                                                   18,216
       97,456                  Government National Mortgage Association I,
                               6.0%, 5/15/33                                                                  109,051
        6,697                  Government National Mortgage Association I,
                               6.0%, 6/15/33                                                                    7,641
        7,711                  Government National Mortgage Association I,
                               6.0%, 9/15/33                                                                    8,490
       11,854                  Government National Mortgage Association I,
                               6.0%, 9/15/33                                                                   13,180
       38,694                  Government National Mortgage Association I,
                               6.0%, 9/15/33                                                                   44,181
       34,378                  Government National Mortgage Association I,
                               6.0%, 10/15/33                                                                  39,039
       86,940                  Government National Mortgage Association I,
                               6.0%, 11/15/33                                                                  95,730
      148,153                  Government National Mortgage Association I,
                               6.0%, 3/15/34                                                                  168,723
       36,546                  Government National Mortgage Association I,
                               6.0%, 6/15/34                                                                   41,738
       24,252                  Government National Mortgage Association I,
                               6.0%, 8/15/34                                                                   27,690
       41,560                  Government National Mortgage Association I,
                               6.0%, 8/15/34                                                                   45,757
       20,268                  Government National Mortgage Association I,
                               6.0%, 9/15/34                                                                   23,084
       34,753                  Government National Mortgage Association I,
                               6.0%, 9/15/34                                                                   38,269
       92,960                  Government National Mortgage Association I,
                               6.0%, 9/15/34                                                                  106,219
       42,016                  Government National Mortgage Association I,
                               6.0%, 10/15/34                                                                  46,405
       44,363                  Government National Mortgage Association I,
                               6.0%, 10/15/34                                                                  48,843
       92,720                  Government National Mortgage Association I,
                               6.0%, 10/15/34                                                                 102,082
       85,461                  Government National Mortgage Association I,
                               6.0%, 11/15/34                                                                  95,802
      500,723                  Government National Mortgage Association I,
                               6.0%, 9/15/35                                                                  571,302
      136,120                  Government National Mortgage Association I,
                               6.0%, 8/15/36                                                                  155,667
       77,352                  Government National Mortgage Association I,
                               6.0%, 10/15/36                                                                  85,647
       28,861                  Government National Mortgage Association I,
                               6.0%, 11/15/37                                                                  32,997

The accompanying notes are an integral part of these financial statements.

78 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       26,200                  Government National Mortgage Association I,
                               6.0%, 8/15/38                                                           $       29,483
       10,195                  Government National Mortgage Association I,
                               6.5%, 10/15/24                                                                  10,911
        1,406                  Government National Mortgage Association I,
                               6.5%, 2/15/28                                                                    1,551
        5,591                  Government National Mortgage Association I,
                               6.5%, 4/15/28                                                                    6,167
       29,859                  Government National Mortgage Association I,
                               6.5%, 4/15/28                                                                   32,938
        5,627                  Government National Mortgage Association I,
                               6.5%, 6/15/28                                                                    6,328
        4,606                  Government National Mortgage Association I,
                               6.5%, 8/15/28                                                                    5,081
        2,117                  Government National Mortgage Association I,
                               6.5%, 10/15/28                                                                   2,335
        9,217                  Government National Mortgage Association I,
                               6.5%, 10/15/28                                                                  10,167
       18,694                  Government National Mortgage Association I,
                               6.5%, 1/15/29                                                                   20,622
          852                  Government National Mortgage Association I,
                               6.5%, 2/15/29                                                                      940
        3,991                  Government National Mortgage Association I,
                               6.5%, 2/15/29                                                                    4,403
        9,624                  Government National Mortgage Association I,
                               6.5%, 2/15/29                                                                   10,616
        3,385                  Government National Mortgage Association I,
                               6.5%, 3/15/29                                                                    3,734
        4,287                  Government National Mortgage Association I,
                               6.5%, 3/15/29                                                                    4,729
        5,804                  Government National Mortgage Association I,
                               6.5%, 3/15/29                                                                    6,402
       14,636                  Government National Mortgage Association I,
                               6.5%, 3/15/29                                                                   16,145
       62,622                  Government National Mortgage Association I,
                               6.5%, 3/15/29                                                                   69,080
        1,508                  Government National Mortgage Association I,
                               6.5%, 5/15/29                                                                    1,664
        2,408                  Government National Mortgage Association I,
                               6.5%, 5/15/29                                                                    2,657
       36,641                  Government National Mortgage Association I,
                               6.5%, 5/15/29                                                                   41,363
       20,836                  Government National Mortgage Association I,
                               6.5%, 6/15/29                                                                   22,985
       37,376                  Government National Mortgage Association I,
                               6.5%, 4/15/31                                                                   42,839
        9,664                  Government National Mortgage Association I,
                               6.5%, 5/15/31                                                                   11,073

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 79

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       10,018                  Government National Mortgage Association I,
                               6.5%, 5/15/31                                                           $       11,556
       33,813                  Government National Mortgage Association I,
                               6.5%, 5/15/31                                                                   37,299
        4,483                  Government National Mortgage Association I,
                               6.5%, 6/15/31                                                                    4,946
       11,468                  Government National Mortgage Association I,
                               6.5%, 7/15/31                                                                   12,651
       25,276                  Government National Mortgage Association I,
                               6.5%, 8/15/31                                                                   27,883
       15,595                  Government National Mortgage Association I,
                               6.5%, 9/15/31                                                                   17,203
        4,146                  Government National Mortgage Association I,
                               6.5%, 10/15/31                                                                   4,574
       11,815                  Government National Mortgage Association I,
                               6.5%, 10/15/31                                                                  13,034
       41,470                  Government National Mortgage Association I,
                               6.5%, 10/15/31                                                                  45,747
        2,600                  Government National Mortgage Association I,
                               6.5%, 11/15/31                                                                   2,868
       38,609                  Government National Mortgage Association I,
                               6.5%, 11/15/31                                                                  42,590
       15,567                  Government National Mortgage Association I,
                               6.5%, 1/15/32                                                                   17,173
       64,496                  Government National Mortgage Association I,
                               6.5%, 1/15/32                                                                   73,025
        4,423                  Government National Mortgage Association I,
                               6.5%, 2/15/32                                                                    4,879
       11,142                  Government National Mortgage Association I,
                               6.5%, 2/15/32                                                                   12,630
       13,256                  Government National Mortgage Association I,
                               6.5%, 2/15/32                                                                   15,194
       18,019                  Government National Mortgage Association I,
                               6.5%, 2/15/32                                                                   19,877
       22,840                  Government National Mortgage Association I,
                               6.5%, 2/15/32                                                                   26,002
        9,100                  Government National Mortgage Association I,
                               6.5%, 3/15/32                                                                   10,038
       68,256                  Government National Mortgage Association I,
                               6.5%, 3/15/32                                                                   76,001
        3,987                  Government National Mortgage Association I,
                               6.5%, 4/15/32                                                                    4,399
        6,776                  Government National Mortgage Association I,
                               6.5%, 4/15/32                                                                    7,475
        8,175                  Government National Mortgage Association I,
                               6.5%, 4/15/32                                                                    9,018
       46,739                  Government National Mortgage Association I,
                               6.5%, 4/15/32                                                                   53,856

The accompanying notes are an integral part of these financial statements.

80 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
        3,082                  Government National Mortgage Association I,
                               6.5%, 5/15/32                                                           $        3,400
        4,705                  Government National Mortgage Association I,
                               6.5%, 5/15/32                                                                    5,190
        6,982                  Government National Mortgage Association I,
                               6.5%, 5/15/32                                                                    7,702
        7,579                  Government National Mortgage Association I,
                               6.5%, 5/15/32                                                                    8,749
        8,114                  Government National Mortgage Association I,
                               6.5%, 6/15/32                                                                    8,951
        8,829                  Government National Mortgage Association I,
                               6.5%, 6/15/32                                                                    9,808
        9,078                  Government National Mortgage Association I,
                               6.5%, 6/15/32                                                                   10,014
        7,847                  Government National Mortgage Association I,
                               6.5%, 7/15/32                                                                    8,656
        8,879                  Government National Mortgage Association I,
                               6.5%, 7/15/32                                                                    9,795
       89,518                  Government National Mortgage Association I,
                               6.5%, 7/15/32                                                                  102,690
        3,383                  Government National Mortgage Association I,
                               6.5%, 8/15/32                                                                    3,738
       26,746                  Government National Mortgage Association I,
                               6.5%, 8/15/32                                                                   30,973
       29,864                  Government National Mortgage Association I,
                               6.5%, 8/15/32                                                                   32,943
       14,013                  Government National Mortgage Association I,
                               6.5%, 9/15/32                                                                   16,040
       32,676                  Government National Mortgage Association I,
                               6.5%, 9/15/32                                                                   36,045
       34,523                  Government National Mortgage Association I,
                               6.5%, 9/15/32                                                                   38,465
       37,161                  Government National Mortgage Association I,
                               6.5%, 10/15/32                                                                  40,994
       33,037                  Government National Mortgage Association I,
                               6.5%, 11/15/32                                                                  38,210
      202,260                  Government National Mortgage Association I,
                               6.5%, 12/15/32                                                                 234,862
        2,239                  Government National Mortgage Association I,
                               6.5%, 1/15/33                                                                    2,571
      223,629                  Government National Mortgage Association I,
                               6.5%, 1/15/33                                                                  259,927
       27,335                  Government National Mortgage Association I,
                               6.5%, 5/15/33                                                                   30,154
        1,450                  Government National Mortgage Association I,
                               6.5%, 10/15/33                                                                   1,606
      100,672                  Government National Mortgage Association I,
                               6.5%, 6/15/34                                                                  111,542

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 81

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
        3,651                  Government National Mortgage Association I,
                               6.5%, 9/15/34                                                           $        4,027
       36,516                  Government National Mortgage Association I,
                               6.5%, 4/15/35                                                                   40,282
        5,875                  Government National Mortgage Association I,
                               6.5%, 6/15/35                                                                    6,480
       16,519                  Government National Mortgage Association I,
                               6.5%, 7/15/35                                                                   18,222
       59,002                  Government National Mortgage Association I,
                               6.5%, 7/15/35                                                                   65,086
        9,621                  Government National Mortgage Association I,
                               7.0%, 8/15/23                                                                   10,050
       30,244                  Government National Mortgage Association I,
                               7.0%, 9/15/24                                                                   32,462
       10,805                  Government National Mortgage Association I,
                               7.0%, 7/15/25                                                                   11,515
        4,626                  Government National Mortgage Association I,
                               7.0%, 11/15/26                                                                   5,096
       11,062                  Government National Mortgage Association I,
                               7.0%, 6/15/27                                                                   12,252
       10,418                  Government National Mortgage Association I,
                               7.0%, 1/15/28                                                                   11,244
        8,613                  Government National Mortgage Association I,
                               7.0%, 2/15/28                                                                    8,965
       10,589                  Government National Mortgage Association I,
                               7.0%, 3/15/28                                                                   10,768
        4,313                  Government National Mortgage Association I,
                               7.0%, 4/15/28                                                                    4,321
       10,156                  Government National Mortgage Association I,
                               7.0%, 7/15/28                                                                   11,164
          783                  Government National Mortgage Association I,
                               7.0%, 8/15/28                                                                      870
       10,025                  Government National Mortgage Association I,
                               7.0%, 11/15/28                                                                  11,446
       27,650                  Government National Mortgage Association I,
                               7.0%, 11/15/28                                                                  31,403
       19,040                  Government National Mortgage Association I,
                               7.0%, 4/15/29                                                                   19,546
       19,832                  Government National Mortgage Association I,
                               7.0%, 4/15/29                                                                   21,287
       19,627                  Government National Mortgage Association I,
                               7.0%, 5/15/29                                                                   19,953
        2,585                  Government National Mortgage Association I,
                               7.0%, 6/15/29                                                                    2,589
        6,628                  Government National Mortgage Association I,
                               7.0%, 7/15/29                                                                    7,332
       37,565                  Government National Mortgage Association I,
                               7.0%, 11/15/29                                                                  41,148

The accompanying notes are an integral part of these financial statements.

82 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
        1,407                  Government National Mortgage Association I,
                               7.0%, 12/15/30                                                          $        1,407
        1,704                  Government National Mortgage Association I,
                               7.0%, 12/15/30                                                                   1,730
       22,831                  Government National Mortgage Association I,
                               7.0%, 12/15/30                                                                  26,296
       33,638                  Government National Mortgage Association I,
                               7.0%, 12/15/30                                                                  34,039
       37,780                  Government National Mortgage Association I,
                               7.0%, 1/15/31                                                                   38,150
        4,676                  Government National Mortgage Association I,
                               7.0%, 3/15/31                                                                    4,764
       17,184                  Government National Mortgage Association I,
                               7.0%, 6/15/31                                                                   20,060
        2,057                  Government National Mortgage Association I,
                               7.0%, 7/15/31                                                                    2,397
       93,054                  Government National Mortgage Association I,
                               7.0%, 8/15/31                                                                  108,974
       10,050                  Government National Mortgage Association I,
                               7.0%, 9/15/31                                                                   10,449
       26,479                  Government National Mortgage Association I,
                               7.0%, 9/15/31                                                                   29,428
        7,223                  Government National Mortgage Association I,
                               7.0%, 11/15/31                                                                   7,509
       43,081                  Government National Mortgage Association I,
                               7.0%, 3/15/32                                                                   47,826
       32,611                  Government National Mortgage Association I,
                               7.0%, 4/15/32                                                                   36,218
       60,015                  Government National Mortgage Association I,
                               7.0%, 5/15/32                                                                   71,396
        2,566                  Government National Mortgage Association I,
                               7.5%, 3/15/23                                                                    2,597
       17,257                  Government National Mortgage Association I,
                               7.5%, 10/15/23                                                                  18,202
        1,002                  Government National Mortgage Association I,
                               7.5%, 6/15/24                                                                    1,014
        7,108                  Government National Mortgage Association I,
                               7.5%, 8/15/25                                                                    7,172
        3,132                  Government National Mortgage Association I,
                               7.5%, 9/15/25                                                                    3,359
        1,860                  Government National Mortgage Association I,
                               7.5%, 12/15/25                                                                   1,860
        8,304                  Government National Mortgage Association I,
                               7.5%, 2/15/27                                                                    8,998
       19,500                  Government National Mortgage Association I,
                               7.5%, 3/15/27                                                                   22,215
       28,429                  Government National Mortgage Association I,
                               7.5%, 10/15/27                                                                  31,269

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 83

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       12,954                  Government National Mortgage Association I,
                               7.5%, 6/15/29                                                           $       14,291
        2,354                  Government National Mortgage Association I,
                               7.5%, 8/15/29                                                                    2,382
        7,076                  Government National Mortgage Association I,
                               7.5%, 8/15/29                                                                    7,142
       13,590                  Government National Mortgage Association I,
                               7.5%, 9/15/29                                                                   13,621
        5,037                  Government National Mortgage Association I,
                               7.5%, 10/15/29                                                                   5,185
       12,681                  Government National Mortgage Association I,
                               7.5%, 2/15/31                                                                   12,800
       14,026                  Government National Mortgage Association I,
                               7.5%, 2/15/31                                                                   14,410
        6,251                  Government National Mortgage Association I,
                               7.5%, 3/15/31                                                                    6,411
       38,860                  Government National Mortgage Association I,
                               7.5%, 12/15/31                                                                  40,384
        1,930                  Government National Mortgage Association I,
                               7.75%, 2/15/30                                                                   1,952
          639                  Government National Mortgage Association I,
                               8.5%, 8/15/21                                                                      640
           42                  Government National Mortgage Association I,
                               9.0%, 9/15/21                                                                       42
          966                  Government National Mortgage Association I,
                               9.0%, 6/15/22                                                                      978
      471,706                  Government National Mortgage Association II,
                               3.5%, 3/20/45                                                                  492,928
      486,963                  Government National Mortgage Association II,
                               3.5%, 4/20/45                                                                  508,923
      698,679                  Government National Mortgage Association II,
                               3.5%, 4/20/45                                                                  730,362
      965,677                  Government National Mortgage Association II,
                               3.5%, 4/20/45                                                                1,010,967
    1,319,640                  Government National Mortgage Association II,
                               3.5%, 3/20/46                                                                1,397,824
    5,277,169                  Government National Mortgage Association II,
                               4.0%, 7/20/44                                                                5,595,952
      144,306                  Government National Mortgage Association II,
                               4.0%, 9/20/44                                                                  152,997
    1,243,973                  Government National Mortgage Association II,
                               4.0%, 10/20/44                                                               1,318,171
    4,611,855                  Government National Mortgage Association II,
                               4.0%, 10/20/46                                                               4,815,787
    1,733,744                  Government National Mortgage Association II,
                               4.0%, 2/20/48                                                                1,829,844
    1,867,684                  Government National Mortgage Association II,
                               4.0%, 4/20/48                                                                1,971,910

The accompanying notes are an integral part of these financial statements.

84 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
   12,385,000                  Government National Mortgage Association II,
                               4.0%, 1/1/49 (TBA)                                                      $   12,818,475
       46,187                  Government National Mortgage Association II,
                               4.5%, 12/20/34                                                                  48,715
      164,342                  Government National Mortgage Association II,
                               4.5%, 1/20/35                                                                  173,012
       30,699                  Government National Mortgage Association II,
                               4.5%, 3/20/35                                                                   32,357
      849,180                  Government National Mortgage Association II,
                               4.5%, 9/20/41                                                                  917,381
    4,213,740                  Government National Mortgage Association II,
                               4.5%, 9/20/44                                                                4,418,559
    1,223,447                  Government National Mortgage Association II,
                               4.5%, 10/20/44                                                               1,310,280
    2,530,807                  Government National Mortgage Association II,
                               4.5%, 11/20/44                                                               2,710,140
    5,303,626                  Government National Mortgage Association II,
                               4.5%, 2/20/48                                                                5,598,770
   25,388,627                  Government National Mortgage Association II,
                               4.5%, 7/20/49                                                               26,668,105
   38,992,904                  Government National Mortgage Association II,
                               4.5%, 8/20/49                                                               41,002,200
           31                  Government National Mortgage Association II,
                               5.0%, 1/20/20                                                                       31
      125,858                  Government National Mortgage Association II,
                               5.5%, 3/20/34                                                                  141,600
      106,503                  Government National Mortgage Association II,
                               5.5%, 4/20/34                                                                  119,812
       53,357                  Government National Mortgage Association II,
                               5.5%, 10/20/37                                                                  56,859
       63,460                  Government National Mortgage Association II,
                               5.75%, 6/20/33                                                                  68,258
       21,202                  Government National Mortgage Association II,
                               5.9%, 1/20/28                                                                   22,958
       47,415                  Government National Mortgage Association II,
                               5.9%, 7/20/28                                                                   50,960
       11,714                  Government National Mortgage Association II,
                               6.0%, 10/20/31                                                                  13,037
       59,956                  Government National Mortgage Association II,
                               6.0%, 1/20/33                                                                   68,525
       63,824                  Government National Mortgage Association II,
                               6.0%, 10/20/33                                                                  72,902
       36,754                  Government National Mortgage Association II,
                               6.0%, 6/20/34                                                                   42,318
       42,952                  Government National Mortgage Association II,
                               6.45%, 7/20/32                                                                  46,426

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 85

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
       74,924                  Government National Mortgage Association II,
                               6.45%, 1/20/33                                                          $       80,983
        9,865                  Government National Mortgage Association II,
                               6.5%, 1/20/24                                                                   10,258
       26,015                  Government National Mortgage Association II,
                               6.5%, 8/20/28                                                                   29,311
        1,246                  Government National Mortgage Association II,
                               6.5%, 2/20/29                                                                    1,420
          501                  Government National Mortgage Association II,
                               6.5%, 3/20/29                                                                      568
       14,983                  Government National Mortgage Association II,
                               6.5%, 4/20/29                                                                   16,988
        8,413                  Government National Mortgage Association II,
                               6.5%, 4/20/31                                                                    9,621
        5,767                  Government National Mortgage Association II,
                               6.5%, 6/20/31                                                                    6,622
       27,353                  Government National Mortgage Association II,
                               6.5%, 10/20/32                                                                  31,507
       38,288                  Government National Mortgage Association II,
                               6.5%, 3/20/34                                                                   44,522
        4,020                  Government National Mortgage Association II,
                               7.0%, 5/20/26                                                                    4,375
       11,595                  Government National Mortgage Association II,
                               7.0%, 8/20/27                                                                   13,041
       12,371                  Government National Mortgage Association II,
                               7.0%, 6/20/28                                                                   14,096
       41,623                  Government National Mortgage Association II,
                               7.0%, 11/20/28                                                                  47,528
       45,237                  Government National Mortgage Association II,
                               7.0%, 1/20/29                                                                   51,685
        4,334                  Government National Mortgage Association II,
                               7.0%, 2/20/29                                                                    4,936
        1,249                  Government National Mortgage Association II,
                               7.0%, 12/20/30                                                                   1,435
        6,588                  Government National Mortgage Association II,
                               7.0%, 1/20/31                                                                    7,670
        3,263                  Government National Mortgage Association II,
                               7.0%, 3/20/31                                                                    3,810
       18,758                  Government National Mortgage Association II,
                               7.0%, 7/20/31                                                                   21,935
        6,713                  Government National Mortgage Association II,
                               7.0%, 11/20/31                                                                   7,820
        7,762                  Government National Mortgage Association II,
                               7.5%, 5/20/30                                                                    9,128
        2,313                  Government National Mortgage Association II,
                               7.5%, 6/20/30                                                                    2,663

The accompanying notes are an integral part of these financial statements.

86 Pioneer Bond Fund | Semiannual Report | 12/31/19

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                               (continued)
        4,863                  Government National Mortgage Association II,
                               7.5%, 7/20/30                                                           $        5,540
        7,286                  Government National Mortgage Association II,
                               7.5%, 8/20/30                                                                    8,535
        3,772                  Government National Mortgage Association II,
                               7.5%, 12/20/30                                                                   4,440
            8                  Government National Mortgage Association II,
                               8.0%, 5/20/25                                                                        8
        1,136                  Government National Mortgage Association II,
                               9.0%, 3/20/22                                                                    1,140
          152                  Government National Mortgage Association II,
                               9.0%, 4/20/22                                                                      152
        1,658                  Government National Mortgage Association II,
                               9.0%, 11/20/24                                                                   1,663
      480,857                  New Valley Generation V, 4.929%, 1/15/21                                       491,008
    8,573,736                  U.S. Treasury Inflation Indexed Bonds,
                               0.75%, 2/15/45                                                               8,891,060
   64,354,523                  U.S. Treasury Inflation Indexed Bonds,
                               0.875%, 2/15/47                                                             68,958,440
   76,271,373                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                        83,873,041
   64,572,131                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                        71,447,171
   52,315,707                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49                        58,130,434
---------------------------------------------------------------------------------------------------------------------
                               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                               (Cost $1,507,415,352)                                                   $1,543,642,619
---------------------------------------------------------------------------------------------------------------------
                               TEMPORARY CASH INVESTMENTS -- 0.6%
                               of Net Assets
                               REPURCHASE AGREEMENTS -- 0.6%
   10,000,000                  $10,000,000 ScotiaBank, 1.56%, dated 12/31/19
                               plus accrued interest on 1/2/20 collateralized by
                               $10,200,884 Federal National Mortgage Association,
                               4.0%, 10/1/47                                                           $   10,000,000
   22,000,000                  $22,000,000 RBC Capital Market LLC 1.56%,
                               dated 12/31/19 plus accrued interest on 1/2/20
                               collateralized by the following :
                               $12,353,249 Freddie Mac Giant, 2.5% - 5.5%,
                               8/1/23 - 8/1/49 $10,088,696
                               Federal National Mortgage Association,
                               2.4% - 4.5%, 6/1/29 - 6/1/51                                                22,000,000
    4,025,000                  $4,025,000 TD Securities USA LLC, 1.57%, dated
                               12/31/19 plus accrued interest on 1/2/20
                               collateralized by $4,105,501 Federal National
                               Mortgage Association, 3.0%, 11/1/49                                          4,025,000

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 87

---------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                                Value
---------------------------------------------------------------------------------------------------------------------
                               REPURCHASE AGREEMENTS -- (continued)
    4,025,000                  $4,025,000 TD Securities USA LLC, 1.55%, dated
                               12/31/19 plus accrued interest on 1/2/20
                               collateralized by $4,105,525 U.S. Treasury Notes,
                               2.9% - 7.9%, 1/16/20 - 11/15/46                                         $    4,025,000
                                                                                                       --------------
                                                                                                       $   40,050,000
---------------------------------------------------------------------------------------------------------------------
                               TOTAL TEMPORARY CASH INVESTMENTS
                               (Cost $40,050,000)                                                      $   40,050,000
---------------------------------------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS IN UNAFFILIATED
                               ISSUERS -- 99.4%
                               (Cost $5,976,379,642)                                                   $6,133,779,355
---------------------------------------------------------------------------------------------------------------------
                               OTHER ASSETS AND LIABILITIES -- 0.6%                                    $   32,017,682
---------------------------------------------------------------------------------------------------------------------
                               NET ASSETS -- 100.0%                                                    $6,165,797,037
=====================================================================================================================

bps         Basis Points.

CMT         Constant Maturity Treasury Index.

FREMF       Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB       Freddie Mac Multifamily Small Balance Certificates.

ICE         Intercontinental Exchange.

LIBOR       London Interbank Offered Rate.

PRIME U.S.  Federal Funds Rate.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

SOFRRATE    Secured Overnight Financing Rate.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2019, the value of these securities amounted to $2,706,945,066, or 43.9% of net assets.

(TBA)       "To Be Announced" Securities.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2019.

+ Security that used significant unobservable inputs to determine its value.

(a)         Security is perpetual in nature and has no stated maturity date.

(b) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2019.

The accompanying notes are an integral part of these financial statements.

88 Pioneer Bond Fund | Semiannual Report | 12/31/19

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2019.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2019.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)         Securities are restricted as to resale.

(g)         Non-income producing security.

(h)         Issued as participation notes.

(i)         Issued as preference shares.

(j)         Consists of Revenue Bonds unless otherwise indicated.

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

---------------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional                            Unrealized
Long         Description    Date          Amount            Market Value      (Depreciation)
---------------------------------------------------------------------------------------------
1,062        U.S. 2 Year    3/31/20       $  228,984,797    $  228,861,000    $  (123,797)
             Note (CBT)
7,034        U.S. 5 Year    3/31/20          837,273,438       834,298,344     (2,975,094)
             Note (CBT)
  877        U.S. Ultra     3/20/20          164,658,437       159,312,531     (5,345,906)
             Bond (CBT)
---------------------------------------------------------------------------------------------
                                          $1,230,916,672    $1,222,471,875    $(8,444,797)
=============================================================================================


-------------------------------------------------------------------------------------------
Number of
Contracts                   Expiration    Notional                            Unrealized
Short        Description    Date          Amount            Market Value      Appreciation
-------------------------------------------------------------------------------------------
1,951        U.S. 10 Year   3/20/20       $252,775,328      $250,551,078      $2,224,250
             Note (CBT)
3,334        U.S. 10 Year   3/20/20        475,225,180       469,104,219       6,120,961
             Ultra
  342        U.S. Long      3/20/20         54,477,454        53,319,938       1,157,516
             Bond (CBT)
-------------------------------------------------------------------------------------------
                                          $782,477,962      $772,975,235      $9,502,727
-------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                   $448,438,710      $449,496,640      $1,057,930
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 89

SWAP CONTRACT

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION

-------------------------------------------------------------------------------------------------------------------------------
                                                                 Annual
Notional        Reference                        Pay/            Fixed   Expiration  Premiums      Unrealized      Market
Amount ($)(1)   Obligation/Index                 Receive(2)      Rate    Date        (Received)    (Depreciation)  Value
-------------------------------------------------------------------------------------------------------------------------------
176,210,000     Markit CDX North America High    Receive         1.00%   12/20/24    $(3,357,094)  $(1,271,508)    $(4,628,602)
                Yield Index Series 31
-------------------------------------------------------------------------------------------------------------------------------
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- BUY PROTECTION                     $(3,357,094)  $(1,271,508)    $(4,628,602)
===============================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

CAD -- Canadian Dollar

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2019 were as follows:

-----------------------------------------------------------------------------------
                                                Purchases            Sales
-----------------------------------------------------------------------------------
Long-Term U.S. Government Securities            $  372,114,836       $347,986,305
Other Long-Term Securities                      $1,679,497,063       $938,133,247

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended December 31, 2019, the Fund engaged in purchases of $20,976,361 which resulted in a net realized gain/(loss) of $0. During the six months ended December 31, 2019, the Fund did not engage in sales pursuant to these procedures.

At December 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $5,982,840,770 was as follows:

         Aggregate gross unrealized appreciation for all investments in which
           there is an excess of value over tax cost                               $194,720,143
         Aggregate gross unrealized depreciation for all investments in which
           there is an excess of tax cost over value                                (47,352,230)
                                                                                   ------------
         Net unrealized appreciation                                               $147,367,913
                                                                                   ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

90 Pioneer Bond Fund | Semiannual Report | 12/31/19

The following is a summary of the inputs used as of December 31, 2019, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------------------
                                          Level 1        Level 2            Level 3         Total
-----------------------------------------------------------------------------------------------------------
Convertible Preferred Stock               $14,001,200    $           --     $         --    $   14,001,200
Asset Backed Securities                            --       901,354,194               --       901,354,194
Collateralized Mortgage
  Obligations                                      --     1,550,891,419               --     1,550,891,419
Corporate Bonds                                    --     1,778,321,999               --     1,778,321,999
Foreign Government Bond                            --        14,700,509               --        14,700,509
Insurance-Linked Securities
  Event Linked Bonds
   Multiperil - U.S.                               --        17,994,825        1,267,875        19,262,700
  Collateralized Reinsurance
   Earthquakes - California                        --                --        2,406,675         2,406,675
   Multiperil - Massachusetts                      --                --        3,012,910         3,012,910
   Multiperil - U.S.                               --                --        4,246,906         4,246,906
   Multiperil - U.S. Regional                      --                --        5,101,550         5,101,550
   Multiperil - Worldwide                          --                --        7,857,942         7,857,942
   Windstorm - Florida                             --                --          479,488           479,488
   Windstorm - North Carolina                      --                --        1,522,205         1,522,205
   Windstorm - U.S. Regional                       --                --        1,881,400         1,881,400
  Industry Loss Warranties
   Multiperil - U.S.                               --                --        2,345,722         2,345,722
  Reinsurance Sidecars
   Multiperil - U.S.                               --                --        9,168,364         9,168,364
   Multiperil - Worldwide                          --                --       91,049,526        91,049,526
  All Other Insurance-Linked
   Securities                                      --        38,723,420               --        38,723,420
Municipal Bonds                                    --        14,474,977               --        14,474,977
Senior Secured Floating Rate
  Loan Interests                                   --        89,283,630               --        89,283,630
U.S. Government and Agency
  Obligations                                      --     1,543,642,619               --     1,543,642,619
Repurchase Agreements                              --        40,050,000               --        40,050,000
-----------------------------------------------------------------------------------------------------------
Total Investments in Securities           $14,001,200    $5,989,437,592     $130,340,563    $6,133,779,355
-----------------------------------------------------------------------------------------------------------
Other Financial Instruments
  Net unrealized appreciation
   on futures contracts                   $ 1,057,930    $           --     $         --    $    1,057,930
  Swap contracts, at value                         --        (4,628,602)              --        (4,628,602)
-----------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                   $ 1,057,930    $   (4,628,602)    $         --    $   (3,570,672)
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 91

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------
                                                                           Insurance-
                                                                           Linked
                                                                           Securities
----------------------------------------------------------------------------------------
Balance as of 6/30/19                                                      $119,118,336
Realized gain (loss)(1)                                                        (518,457)
Changed in unrealized appreciation (depreciation)(2)                            954,571
Accrued discounts/premiums                                                       (6,828)
Purchases                                                                    34,508,534
Sales                                                                       (23,715,593)
Transfers in to Level 3*                                                             --
Transfers out of Level 3*                                                            --
----------------------------------------------------------------------------------------
Balance as of 12/31/19                                                     $130,340,563
========================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended December 31, 2019, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3
      investments still held and considered Level 3 at December 31, 2019:      $677,901
                                                                               --------

The accompanying notes are an integral part of these financial statements.

92 Pioneer Bond Fund | Semiannual Report | 12/31/19

Statement of Assets and Liabilities | 12/31/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $5,976,379,642)        $6,133,779,355
  Cash                                                                           42,829,541
  Futures collateral                                                              1,741,389
  Swaps collateral                                                                1,542,693
  Due from broker for futures                                                     3,749,942
  Due from broker for swaps                                                       4,627,157
  Variation margin for centrally cleared swap contracts                              22,994
  Net unrealized appreciation on futures contracts                                1,057,930
  Receivables --
     Investment securities sold                                                  13,819,427
     Fund shares sold                                                            25,445,990
     Interest                                                                    28,368,866
  Other assets                                                                      147,753
-------------------------------------------------------------------------------------------
       Total assets                                                          $6,257,133,037
===========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $   51,061,228
     Fund shares repurchased                                                     30,551,131
     Distributions                                                                1,855,431
  Variation margin for futures contracts                                            605,474
  Swap contracts, at value (net premiums received $(3,357,094))                   4,628,602
  Due to affiliates                                                                 380,143
  Accrued expenses                                                                2,253,991
-------------------------------------------------------------------------------------------
       Total liabilities                                                     $   91,336,000
===========================================================================================
NET ASSETS:
  Paid-in capital                                                            $6,038,603,748
  Distributable earnings                                                        127,193,289
-------------------------------------------------------------------------------------------
       Net assets                                                            $6,165,797,037
===========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $996,894,184/100,917,352 shares)                         $         9.88
  Class C (based on $62,667,701/6,412,219 shares)                            $         9.77
  Class K (based on $1,455,028,685/147,374,556 shares)                       $         9.87
  Class R (based on $195,294,168/19,591,117 shares)                          $         9.97
  Class Y (based on $3,455,912,299/353,075,372 shares)                       $         9.79
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $9.88 net asset value per share/100%-4.50%
     maximum sales charge)                                                   $        10.35
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 93

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 12/31/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $98,760,121
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $817)                                                     1,356,547
-----------------------------------------------------------------------------------------------------
       Total investment income                                                           $100,116,668
=====================================================================================================
EXPENSES:
  Management fees                                                     $ 8,283,706
  Administrative expense                                                  722,797
  Transfer agent fees
     Class A                                                            1,224,041
     Class C                                                               36,406
     Class K                                                                2,429
     Class R                                                              232,543
     Class Y                                                            1,809,975
  Distribution fees
     Class A                                                            1,250,649
     Class C                                                              312,974
     Class R                                                              495,000
  Shareowner communications expense                                       121,043
  Custodian fees                                                          126,259
  Registration fees                                                       107,942
  Professional fees                                                       150,183
  Printing expense                                                          9,950
  Pricing fees                                                            126,814
  Trustees' fees                                                          142,473
  Insurance expense                                                        34,200
  Miscellaneous                                                            78,850
-----------------------------------------------------------------------------------------------------
       Total expenses                                                                    $ 15,268,234
-----------------------------------------------------------------------------------------------------
          Net investment income                                                          $ 84,848,434
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $33,479,759
     Forward foreign currency exchange contracts                           41,468
     Futures contracts                                                 (6,008,460)
     Swap contracts                                                      (194,627)
     Other assets and liabilities denominated in
       foreign currencies                                                 (40,153)       $ 27,277,987
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $42,216,329
     Futures contracts                                                  1,254,109
     Swap contracts                                                    (1,445,851)
     Other assets and liabilities denominated in
       foreign currencies                                                   8,249        $ 42,032,836
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $ 69,310,823
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $154,159,257
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Bond Fund | Semiannual Report | 12/31/19

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     12/31/19              Year Ended
                                                                     (unaudited)           6/30/19
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $   84,848,434        $   162,175,422
Net realized gain (loss) on investments                                  27,277,987            (13,746,777)
Change in net unrealized appreciation (depreciation)
  on investments                                                         42,032,836            212,991,665
-----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations            $  154,159,257        $   361,420,310
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
  Class A ($0.16 and $0.30 per share, respectively)                  $  (15,909,794)       $   (31,768,715)
  Class C ($0.13 and $0.23 per share, respectively)                        (797,135)            (1,624,633)
  Class K ($0.18 and $0.34 per share, respectively)                     (25,401,208)           (38,746,201)
  Class R ($0.15 and $0.28 per share, respectively)                      (2,926,070)            (5,436,508)
  Class Y ($0.18 and $0.33 per share, respectively)                     (59,226,564)           (96,979,642)
-----------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (104,260,771)       $  (174,555,699)
-----------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                    $1,158,435,574        $ 2,280,096,185
Reinvestment of distributions                                            87,311,835            140,968,997
Cost of shares repurchased                                             (698,211,127)        (2,027,763,106)
-----------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
        Fund share transactions                                      $  547,536,282        $   393,302,076
-----------------------------------------------------------------------------------------------------------
     Net increase in net assets                                      $  597,434,768        $   580,166,687
NET ASSETS:
Beginning of period                                                  $5,568,362,269        $ 4,988,195,582
-----------------------------------------------------------------------------------------------------------
End of period                                                        $6,165,797,037        $ 5,568,362,269
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 95

------------------------------------------------------------------------------------------------------------------
                                            Six Months       Six Months
                                            Ended            Ended
                                            12/31/19         12/31/19           Year Ended        Year Ended
                                            Shares           Amount             6/30/19           6/30/19
                                            (unaudited)      (unaudited)        Shares            Amount
------------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                  15,872,315      $ 156,934,405        26,995,582      $   255,919,620
Reinvestment of distributions                 1,157,933         11,458,107         2,394,810           22,690,254
Less shares repurchased                     (16,209,737)      (160,224,089)      (43,647,656)        (412,375,791)
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                    820,511      $   8,168,423       (14,257,264)     $  (133,765,917)
==================================================================================================================
Class C
Shares sold                                   1,061,014      $  10,380,126         1,620,055      $    15,140,871
Reinvestment of distributions                    62,465            611,362           129,683            1,215,362
Less shares repurchased                      (1,159,157)       (11,342,098)       (3,785,268)         (35,370,201)
------------------------------------------------------------------------------------------------------------------
     Net decrease                               (35,678)     $    (350,610)       (2,035,530)     $   (19,013,968)
==================================================================================================================
Class K
Shares sold                                  28,444,989      $ 280,976,462        80,341,266      $   760,556,110
Reinvestment of distributions                 2,026,822         20,042,886         3,212,139           30,464,825
Less shares repurchased                     (13,282,733)      (131,208,586)      (52,786,664)        (497,673,237)
------------------------------------------------------------------------------------------------------------------
     Net increase                            17,189,078      $ 169,810,762        30,766,741      $   293,347,698
==================================================================================================================
Class R
Shares sold                                   2,077,505      $  20,720,079         4,802,537      $    45,936,991
Reinvestment of distributions                   287,400          2,869,743           525,321            5,026,777
Less shares repurchased                      (2,862,191)       (28,551,932)       (4,077,850)         (38,900,021)
------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                   (497,286)     $  (4,962,110)        1,250,008      $    12,063,747
==================================================================================================================
Class Y
Shares sold                                  70,377,483      $ 689,424,502       128,196,595      $ 1,202,542,593
Reinvestment of distributions                 5,336,516         52,329,737         8,677,520           81,571,779
Less shares repurchased                     (37,460,407)      (366,884,422)     (111,303,616)      (1,043,443,856)
------------------------------------------------------------------------------------------------------------------
     Net increase                            38,253,592      $ 374,869,817        25,570,499      $   240,670,516
==================================================================================================================

The accompanying notes are an integral part of these financial statements.

96 Pioneer Bond Fund | Semiannual Report | 12/31/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended        Year         Year          Year          Year          Year
                                                     12/31/19     Ended        Ended         Ended         Ended         Ended
                                                     (unaudited)  6/30/19      6/30/18       6/30/17       6/30/16*      6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                 $   9.79     $    9.45    $     9.71    $     9.76    $     9.68    $     9.88
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                       $   0.13(a)  $    0.27(a) $     0.26(a) $     0.25(a) $     0.25(a) $     0.27
  Net realized and unrealized gain (loss) on
  investments                                            0.12          0.37         (0.24)        (0.01)         0.12         (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.25     $    0.64    $     0.02    $     0.24    $     0.37    $     0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                              $  (0.16)    $   (0.30)   $    (0.28)   $    (0.29)   $    (0.27)   $    (0.29)
  Net realized gain                                        --            --            --            --         (0.02)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  $  (0.16)    $   (0.30)   $    (0.28)   $    (0.29)   $    (0.29)   $    (0.33)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $   0.09     $    0.34    $    (0.26)   $    (0.05)   $     0.08    $    (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $   9.88     $    9.79    $     9.45    $     9.71    $     9.76    $     9.68
====================================================================================================================================
Total return (b)                                         2.56%(c)      6.93%         0.14%         2.48%         3.93%         1.32%
Ratio of net expenses to average net assets              0.83%(d)      0.85%         0.85%         0.85%         0.85%         0.85%
Ratio of net investment income (loss) to average
  net assets                                             2.55%(d)      2.88%         2.71%         2.60%         2.58%         2.68%
Portfolio turnover rate                                    23%(c)        52%           45%           44%           43%           81%
Net assets, end of period (in thousands)             $996,894     $ 979,874    $1,081,121    $1,156,940    $1,177,941    $1,044,659
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                   0.83%(d)      0.87%         0.96%         0.99%         0.98%         0.93%
  Net investment income (loss) to average net assets     2.55%(d)      2.86%         2.60%         2.46%         2.45%         2.60%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 97

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended       Year       Year       Year       Year        Year
                                                                  12/31/19    Ended      Ended      Ended      Ended       Ended
                                                                  (unaudited) 6/30/19    6/30/18    6/30/17    6/30/16*    6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $  9.68     $  9.35    $  9.60    $  9.66    $   9.57    $   9.77
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                    $  0.09(a)  $  0.21(a) $  0.19(a) $  0.18(a) $   0.17(a) $   0.19
  Net realized and unrealized gain (loss) on investments             0.13        0.35      (0.24)     (0.03)       0.14       (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.22     $  0.56    $ (0.05)   $  0.15    $   0.31    $   0.05
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                           $ (0.13)    $ (0.23)   $ (0.20)   $ (0.21)   $  (0.20)   $  (0.21)
  Net realized gain                                                    --          --         --         --       (0.02)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.13)    $ (0.23)   $ (0.20)   $ (0.21)   $  (0.22)   $  (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.09     $  0.33    $ (0.25)   $ (0.06)   $   0.09    $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  9.77     $  9.68    $  9.35    $  9.60    $   9.66    $   9.57
====================================================================================================================================
Total return (b)                                                     2.24%(c)    6.10%     (0.52)%     1.62%       3.28%       0.49%
Ratio of net expenses to average net assets                          1.46%(d)    1.52%      1.60%      1.59%       1.60%       1.63%
Ratio of net investment income (loss) to average net assets          1.92%(d)    2.21%      1.96%      1.84%       1.84%       1.89%
Portfolio turnover rate                                                23%(c)      52%        45%        44%         43%         81%
Net assets, end of period (in thousands)                          $62,668     $62,447    $79,308    $96,547    $134,299    $114,222
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Bond Fund | Semiannual Report | 12/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year          Year        Year        Year        Year
                                                          12/31/19       Ended         Ended       Ended       Ended       Ended
                                                          (unaudited)    6/30/19       6/30/18     6/30/17     6/30/16*    6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                      $     9.78     $     9.45    $   9.71    $   9.76    $   9.68    $   9.87
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                            $     0.15(a)  $     0.32(a) $   0.30(a) $   0.29(a) $   0.29(a) $   0.30
  Net realized and unrealized gain (loss) on
  investments                                                   0.12           0.35       (0.25)      (0.01)       0.12       (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $     0.27     $     0.67    $   0.05    $   0.28    $   0.41    $   0.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                   $    (0.18)    $    (0.34)   $  (0.31)   $  (0.33)   $  (0.31)   $  (0.32)
  Net realized gain                                               --             --          --          --       (0.02)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $    (0.18)    $    (0.34)   $  (0.31)   $  (0.33)   $  (0.33)   $  (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $     0.09     $     0.33    $  (0.26)   $  (0.05)   $   0.08    $  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     9.87     $     9.78    $   9.45    $   9.71    $   9.76    $   9.68
====================================================================================================================================
Total return (b)                                                2.82%(c)       7.28%       0.54%       2.87%       4.32%       1.80%
Ratio of net expenses to average net assets                     0.33%(d)       0.37%       0.46%       0.47%       0.47%       0.47%
Ratio of net investment income (loss) to average
  net assets                                                    3.05%(d)       3.37%       3.11%       3.01%       2.98%       3.03%
Portfolio turnover rate                                           23%(c)         52%         45%         44%         43%         81%
Net assets, end of period (in thousands)                  $1,455,029     $1,273,821    $939,272    $726,063    $340,096    $179,135
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                             Pioneer Bond Fund | Semiannual Report | 12/31/19 99

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year        Year        Year        Year        Year
                                                              12/31/19     Ended       Ended       Ended       Ended       Ended
                                                              (unaudited)  6/30/19     6/30/18     6/30/17     6/30/16*    6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $   9.88     $   9.54    $   9.80    $   9.85    $   9.77    $   9.97
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.12(a)  $   0.25(a) $   0.24(a) $   0.23(a) $   0.23(a) $   0.25
  Net realized and unrealized gain (loss) on investments          0.12         0.37       (0.25)      (0.01)       0.12       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.24     $   0.62    $  (0.01)   $   0.22    $   0.35    $   0.10
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $  (0.15)    $  (0.28)   $  (0.25)   $  (0.27)   $  (0.25)   $  (0.26)
  Net realized gain                                                 --           --          --          --       (0.02)      (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.15)    $  (0.28)   $  (0.25)   $  (0.27)   $  (0.27)   $  (0.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.09     $   0.34    $  (0.26)   $  (0.05)   $   0.08    $  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.97     $   9.88    $   9.54    $   9.80    $   9.85    $   9.77
====================================================================================================================================
Total return (b)                                                  2.43%(c)     6.62%      (0.08)%      2.23%       3.66%       1.06%
Ratio of net expenses to average net assets                       1.07%(d)     1.10%       1.10%       1.10%       1.10%       1.10%
Ratio of net investment income (loss) to average net assets       2.31%(d)     2.64%       2.64%       2.35%       2.33%       2.43%
Portfolio turnover rate                                             23%(c)       52%         45%         44%         43%         81%
Net assets, end of period (in thousands)                      $195,294     $198,457    $179,729    $178,770    $156,110    $116,815
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.07%(d)     1.12%       1.21%       1.24%       1.21%       1.21%
  Net investment income (loss) to average net assets              2.31%(d)     2.62%       2.35%       2.21%       2.22%       2.32%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Bond Fund | Semiannual Report | 12/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months
                                                  Ended          Year          Year          Year          Year          Year
                                                  12/31/19       Ended         Ended         Ended         Ended         Ended
                                                  (unaudited)    6/30/19       6/30/18       6/30/17       6/30/16*      6/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period              $     9.70     $     9.36    $     9.62    $     9.67    $     9.59    $     9.79
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $     0.14(a)  $     0.31(a) $     0.28(a) $     0.28(a) $     0.27(a) $     0.30
  Net realized and unrealized gain (loss) on
  investments                                           0.13           0.36         (0.24)        (0.02)         0.12         (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $     0.27     $     0.67    $     0.04    $     0.26    $     0.39    $     0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                           $    (0.18)    $    (0.33)   $    (0.30)   $    (0.31)   $    (0.29)   $    (0.31)
  Net realized gain                                       --             --            --            --         (0.02)        (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               $    (0.18)    $    (0.33)   $    (0.30)   $    (0.31)   $    (0.31)   $    (0.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $     0.09     $     0.34    $    (0.26)   $    (0.05)   $     0.08    $    (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     9.79     $     9.70    $     9.36    $     9.62    $     9.67    $     9.59
====================================================================================================================================
Total return (b)                                        2.78%(c)       7.30%         0.40%         2.76%         4.22%         1.59%
Ratio of net expenses to average net assets             0.44%(d)       0.49%         0.58%         0.58%         0.58%         0.58%
Ratio of net investment income (loss) to average
  net assets                                            2.94%(d)       3.26%         2.98%         2.87%         2.85%         2.95%
Portfolio turnover rate                                   23%(c)         52%           45%           44%           43%           81%
Net assets, end of period (in thousands)          $3,455,912     $3,053,763    $2,708,766    $2,558,262    $2,136,681    $1,644,161
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses to average net assets                  0.44%(d)       0.49%         0.58%         0.59%         0.59%         0.58%
  Net investment income (loss) to average net
  assets                                                2.94%(d)       3.26%         2.98%         2.86%         2.84%         2.95%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 101

Notes to Financial Statements | 12/31/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08"), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends

102 Pioneer Bond Fund | Semiannual Report | 12/31/19 at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolio has adopted ASU 2017-08 as of December 31, 2019. The implementation of ASU 2017-08 did not have a material impact on the Portfolio's Financial Statements.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 103

      Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are

104 Pioneer Bond Fund | Semiannual Report | 12/31/19 valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 105

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of June 30, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

106 Pioneer Bond Fund | Semiannual Report | 12/31/19

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended June 30, 2019 was as follows:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $174,555,699
      --------------------------------------------------------------------------
          Total                                                    $174,555,699
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at June 30, 2019:

      --------------------------------------------------------------------------
                                                                          2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 11,461,661
      Capital Loss Carryforward                                     (36,502,414)
      Current year dividends payable                                 (2,986,562)
      Net unrealized appreciation                                   105,322,118
      --------------------------------------------------------------------------
          Total                                                    $ 77,294,803
      ==========================================================================

      The difference between book basis and tax basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, swaps, the tax treatment of premium and amortization and the mark to market of futures contracts.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $23,226 in underwriting commissions on the sale of Class A shares during the six months ended December 31, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 107

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems

108 Pioneer Bond Fund | Semiannual Report | 12/31/19 put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 109 as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements at December 31, 2019, are disclosed in the Schedule of Investments.

J.    Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the

110 Pioneer Bond Fund | Semiannual Report | 12/31/19 applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      During the six months ended December 31, 2019, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency exchange contracts open during the six months ended December 31, 2019, was $(401,008). There were no open forward foreign currency exchange contracts at December 31, 2019.

K.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2019, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 111 to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of futures contracts open during the six months ended December 31, 2019, was $388,511,733. Open futures contracts outstanding at December 31, 2019, are listed in the Schedule of Investments.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

      As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

112 Pioneer Bond Fund | Semiannual Report | 12/31/19

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2019, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the six months ended December 31, 2019, was $(1,784,396). Open credit default swap contracts at December 31, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $500 million, 0.35% of the next $500 million of the Fund's average daily net assets, 0.30% of the next $1 billion of the Fund's average daily net assets, 0.25% of the next $8 billion of the Fund's average daily net assets, and 0.225% of the Fund's average daily net assets over $10 billion. The fee is accrued daily and paid monthly. Prior to October 1, 2018, the management fee was calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended December 31, 2019, the effective management fee was equivalent to 0.28% (annualized) of the Fund's average daily net assets.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 113

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.85%, 1.10% and 0.50% of the average daily net assets attributable to Class A, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended December 31, 2019 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2020.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $324,043 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended December 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 38,075
Class C                                                                   3,549
Class K                                                                   6,183
Class R                                                                     466
Class Y                                                                  72,770
--------------------------------------------------------------------------------
 Total                                                                 $121,043
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution

114 Pioneer Bond Fund | Semiannual Report | 12/31/19 services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $56,100 in distribution fees payable to the Distributor at December 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended December 31, 2019, CDSCs in the amount of $4,522 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended December 31, 2019, the Fund had no borrowings under the credit facility.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 115

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2019, was as follows:

----------------------------------------------------------------------------------------------
                                                           Foreign
Statement of Assets          Interest       Credit         Exchange      Equity     Commodity
and Liabilities              Rate Risk      Risk           Rate Risk     Risk       Risk
----------------------------------------------------------------------------------------------
Assets:
 Net unrealized
  appreciation on
  futures contracts          $1,057,930     $       --     $ --          $ --       $ --
----------------------------------------------------------------------------------------------
  Total Value                $1,057,930     $       --     $ --          $ --       $ --
==============================================================================================
Liabilities:
 Swap contracts,
  at value                   $       --     $4,628,602     $ --          $ --       $ --
----------------------------------------------------------------------------------------------
  Total Value                $       --     $4,628,602     $ --          $ --       $ --
==============================================================================================

116 Pioneer Bond Fund | Semiannual Report | 12/31/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2019, was as follows:

----------------------------------------------------------------------------------------------------
                                                                 Foreign
Statement of                    Interest        Credit           Exchange      Equity     Commodity
Operations                      Rate Risk       Risk             Rate Risk     Risk       Risk
----------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
  Forward foreign
    currency exchange
    contracts                   $        --     $        --      $41,468       $ --       $ --
  Futures contracts              (6,008,460)             --           --         --         --
  Swap contracts                         --        (194,627)          --         --         --
----------------------------------------------------------------------------------------------------
    Total Value                 $(6,008,460)    $  (194,627)     $41,468       $ --       $ --
====================================================================================================
Change in net
 unrealized appreciation
 (depreciation) on:
  Futures contracts             $ 1,254,109     $        --      $    --       $ --       $ --
  Swap contracts                         --      (1,445,851)          --         --         --
----------------------------------------------------------------------------------------------------
    Total Value                 $ 1,254,109     $(1,445,851)     $    --       $ --       $ --
====================================================================================================

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 117

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Bond Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

118 Pioneer Bond Fund | Semiannual Report | 12/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 119

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered breakpoints that were added to the Fund's management fee schedule, effective October 1, 2018, and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund,

120 Pioneer Bond Fund | Semiannual Report | 12/31/19

APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 121

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

122 Pioneer Bond Fund | Semiannual Report | 12/31/19

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
John E. Baumgardner, Jr.                     Chief Executive Officer
Diane Durnin                               Mark E. Bradley, Treasurer and
Benjamin M. Friedman                         Chief Financial and
Lisa M. Jones                                Accounting Officer
Lorraine H. Monchak                        Christopher J. Kelley, Secretary and
Marguerite A. Piret                          Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                            Pioneer Bond Fund | Semiannual Report | 12/31/19 123

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124 Pioneer Bond Fund | Semiannual Report | 12/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc. 60 State Street, Boston, MA 02109 Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2020 Amundi Pioneer Asset Management 18633-14-0220



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 3, 2020


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date  March 3, 2020


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date  March 3, 2020

* Print the name and title of each signing officer under his or her signature.